UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12
STERIS plc
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2016

Proxy Statement

Notice of Annual Meeting of Shareholders

Tuesday, August 2, 2016

STERIS

STERIS plc

Chancery House, 190 Waterside Road, Hamilton Industrial Park, Leicester, LE5 1Q2,

England, United Kingdom

To Our Shareholders:

The 2016 Annual General Meeting of Shareholders of STERIS plc will be held at 9:00 a.m., British Summer Time, on Tuesday, August 2, 2016 at Brown’s Hotel, Albemarle Street, Mayfair, London, England, WIS 4BP United Kingdom. At the Annual General Meeting, shareholders will be asked to vote on a number of matters described in the Notice of 2016 Annual General Meeting of Shareholders, including the re-election of directors for terms expiring at the 2017 Annual General Meeting. We urge our shareholders to attend the meeting and to vote FOR all proposals presented to shareholders and described in the Notice of 2016 Annual General Meeting of Shareholders.

The formal Notice of 2016 Annual General Meeting of Shareholders and the Proxy Statement containing information relative to the meeting follow this letter. We urge you to read the Proxy Statement carefully and assure that your shares will be voted by using one of the alternative methods of voting described in the Proxy Statement.

Sincerely,

WALTER M ROSEBROUGH, JR.

President and Chief Executive Officer

JOHN P. WAREHAM

Chairman of the Board

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

STERIS plc

(a public limited company having its registered office at Chancery House, 190 Waterside Road, Hamilton Industrial Park, Leicester, LE5 1Q2, England, United Kingdom, and incorporated in England and Wales with company number 09257343)

NOTICE OF 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To the Holders of Ordinary Shares of STERIS plc:

The 2016 Annual General Meeting (the “Annual Meeting”) of shareholders of STERIS plc (the “Company”) will be held on Tuesday, August 2, 2016 at 9:00 a.m. (British Summer Time), at Brown’s Hotel, Albemarle Street, Mayfair, London, England, WIS 4BP United Kingdom. At the Annual Meeting, you will be asked to consider and vote on resolutions 1 to 24 below.

Certain of the proposals shareholders of the Company will be asked to consider may not be familiar to them because, unlike many companies with shares traded on the New York Stock Exchange, we are incorporated under the laws of England and Wales and subject to the U.K. Companies Act 2006 (the “Act”). The Act obligates us to propose certain matters to shareholders for approval that would generally not be subject to periodic approval by shareholders of companies incorporated in the United States but are considered routine items for approval by shareholders of companies incorporated in England and Wales. Each of these proposals is described more fully below.

Proposal 1—Ordinary resolutions to elect directors of the Company:

1.	To re-elect Richard C. Breeden as a director of the Company.

2.	To re-elect Cynthia L. Feldmann as a director of the Company.

3.	To re-elect Jacqueline B. Kosecoff as a director of the Company.

4.	To re-elect David B. Lewis as a director of the Company.

5.	To re-elect Sir Duncan K. Nichol as a director of the Company.

6.	To re-elect Walter M Rosebrough, Jr. as a director of the Company.

7.	To re-elect Mohsen M. Sohi as a director of the Company.

8.	To re-elect Richard M. Steeves as a director of the Company.

9.	To re-elect John P. Wareham as a director of the Company.

10.	To re-elect Loyal W. Wilson as a director of the Company.

11.	To re-elect Michael B. Wood as a director of the Company.

Proposal 2—Ordinary resolution regarding ratification of independent registered public accounting firm:

12.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2017.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Proposal 3—Ordinary resolution to appoint Ernst & Young LLP as our U.K. statutory auditor:

13.	To appoint Ernst & Young LLP as the Company’s U.K. statutory auditor under the Act to hold office until the conclusion of the Company’s next Annual General Meeting.

Proposal 4—Ordinary resolution regarding our U.K. statutory auditor’s remuneration:

14.	To authorize the Directors of the Company or the Audit Committee to determine the remuneration of Ernst & Young as the Company’s U.K. statutory auditor.

Proposal 5—Advisory resolution (to be proposed as an ordinary resolution) on executive compensation:

15.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Company’s proxy statement dated June 13, 2016.

Proposal 6—Advisory resolution (to be proposed as an ordinary resolution) on the Directors’ Remuneration Report:

16.	To approve, on a non-binding advisory basis, the Directors’ Remuneration Report (other than the part containing the directors’ remuneration policy) for the period ended March 31, 2016 contained within the Company’s annual report and accounts for the year ended March 31, 2016.

Proposal 7—Ordinary resolution regarding the Directors’ Remuneration Policy:

17.	To approve the Directors’ Remuneration Policy.

Proposal 8—Ordinary resolution regarding the STERIS plc Senior Executive Management Incentive Compensation Plan, Effective April 1, 2016:

18.	To approve the STERIS plc Senior Executive Management Incentive Compensation Plan, Effective April 1, 2016.

Proposal 9—Ordinary resolution regarding the STERIS plc 2006 Long-Term Equity Incentive Plan, as Amended and Restated Effective August 2, 2016:

19.	To approve the STERIS plc 2006 Long-Term Equity Incentive Plan, as Amended and Restated Effective August 2, 2016.

Proposal 10—Ordinary resolution regarding forms of share repurchase contracts and repurchase counterparties:

20.	To (a) authorize the Company to make off-market purchases (within the meaning of section 694 of the Companies Act 2006); (b) approve the share repurchase contracts in the forms produced to the Meeting and initialed by the Chairman for the purposes of identification to be used by the Company to repurchase its ordinary shares of £0.10 per share (the “Ordinary Shares”) pursuant to and in accordance with the terms set out therein; and (c) approve the list of counterparties with whom the Company may conduct such repurchase transactions. The authority conferred by this resolution shall expire on the fifth anniversary of the date of the 2016 Annual General Meeting of Shareholders, except that the Company may, before the expiration of the authority granted by this resolution, enter into a contract to purchase Ordinary Shares which will or may be executed wholly or partly after the expiration of such authority.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Proposal 11—Ordinary resolution regarding off-market purchase:

21.	To authorize the Company to make an off-market purchase (within the meaning of section 694 of the Companies Act 2006) of the one Ordinary Share of the Company held by STERIS Corporation, and approve a share repurchase contract in the form produced to the Meeting and initialed by the Chairman for the purposes of identification to be used to effect such repurchase.

Proposal 12—Special resolution regarding amendment of the Company’s Articles of Association:

22.	To approve the deletion of Article 154(1) of the Company’s Articles of Association relating to business combinations and its replacement with the following:

“The adoption or authorisation of any Business Combination must be pre-approved with the sanction of an ordinary resolution of the Company. The foregoing vote shall be in addition to any class vote or other vote otherwise required by law, these Articles, or any agreement to which the Company is a party.”

Proposal 13—Special resolution regarding March 29, 2016 dividend payment:

23.	To ratify and confirm:

a.	the payment of $0.25 per Ordinary Share interim dividend made by the Company on March 29, 2016 (the “Interim Dividend”) and the entry in the audited accounts of the Company for the fiscal year ended March 31, 2016, whereby distributable profits of the Company were appropriated to the payment of the Interim Dividend;

b.	that any and all claims which the Company may have in respect of the payment of the Interim Dividend against its shareholders who appeared on the register of shareholders and/or against holders of depositary interests in respect of Ordinary Shares on the record date for the Interim Dividend be released effective as of March 29, 2016, and that a deed of release in favor of such persons be entered into by the Company in the form of the deed produced to the Meeting and initialed by the Chairman for the purposes of identification; and

c.	that any and all claims which the Company has or may have against its directors (whether past, present or future) arising in connection with the payment of the Interim Dividend be released and that a deed of release in favor of such persons be entered into by the Company in the form of the deed produced to the Meeting and initialed by the Chairman for the purposes of identification.

Proposal 14—Other business:

24.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Proposals 3, 4, 6, 7, 10, 11, and 13 are items required to be approved by shareholders under the Act and generally do not have an analogous requirement under United States law.

OUR BOARD OF DIRECTORS CONSIDERS THAT ALL THE RESOLUTIONS TO BE PUT TO THE MEETING ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AS A WHOLE. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH RESOLUTION.

In accordance with our Articles of Association (the “Articles”), all resolutions will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

All resolutions other than proposals 12 and 13 will be proposed as ordinary resolutions, which under applicable law means that such resolutions must be passed by a simple majority of the total voting rights of members who vote on such resolution, whether in person or by proxy. The resolutions included in proposals 12 and 13 will be proposed as a special resolution, which under applicable law means that each such resolution must be passed by at least 75% of the total voting rights of members who vote on such resolution, whether in person or by proxy (in the case of joint holders, the holder whose name appears first in the joint registry and who tenders a vote shall be accepted to the exclusion of the votes of the other joint holders). Explanatory notes regarding each of the proposals (and related resolutions) are set out in the relevant sections of the accompanying proxy materials relating to such proposals.

Only shareholders of record of Ordinary Shares at the close of business in New York on May 27, 2016 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. In accordance with provisions of the Act and in accordance with our Articles, a shareholder of record is entitled to appoint another person as his or her proxy (or in the case of a corporation which is a shareholder of record, a corporate representative) to exercise all or any of his or her rights to attend and to speak and vote at the Annual Meeting and to appoint more than one proxy in relation to the Annual Meeting (provided that each proxy is appointed to exercise the rights attached to a different share or shares). Such proxy need not be a shareholder of record. When you vote by telephone, through the Internet or by returning a completed proxy card, this proxy will be given to the Directors and employees of the Company and its affiliates.

Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we provide access to our proxy materials through the Internet. As a result, on or before June 23, 2016, a Notice of Internet Availability of Proxy Materials will be mailed to shareholders as of the close of business on May 27, 2016 who are not included on our share register or who have not previously requested paper copies of the proxy materials. On the date of mailing of the Notice of Internet Availability of Proxy Materials, all shareholders will be able to access the proxy materials on a website referred to and at the URL address included in the Notice of Internet Availability of Proxy Materials and in the proxy statement. These proxy materials will be available free of charge.

The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Act will be made available on the Company’s website as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

By Order of the Board of Directors,

J. Adam Zangerle

Company Secretary

The Company’s registered office is at Chancery House, 190 Waterside Road, Hamilton Industrial Park, Leicester, LE5 1Q2, England, United Kingdom.

June 13, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on August 2, 2016. Our Proxy Statement for the Annual Meeting (which includes the notice

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

of the Annual Meeting), the Annual Report to Shareholders (including the Company’s Annual Report on Form 10-K) for the fiscal year ended March 31, 2016 and the Annual Report and Accounts for the year ended March 31, 2016 are available at www.proxyvote.com if you are a shareholder of record. You can also view these materials in the “Online IR Kit” in the “Shareholder Resources” section of http://steris-ir.com.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as promptly as possible by telephone, through the Internet or by requesting a paper proxy card to complete, sign and return by mail. Details of the deadlines for when your vote(s) must be submitted are described subsequently. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

STERIS plc	Chancery House, 190 Waterside Road, Hamilton Industrial Park, Leicester, LE5 1Q2, England, United Kingdom www.steris.com

Annual Meeting of Shareholders

August 2, 2016—9:00 a.m. (British Summer Time)

PROXY STATEMENT

GENERAL INFORMATION	1
Proxy Voting and Solicitation of Proxies	1
Voting	1
Votes Required to Adopt Proposals	2
Purposes of Annual Meeting	2

Proposal 1—RESOLUTIONSREGARDING THE ELECTION OF DIRECTORS	3

Proposal 2—RESOLUTIONREGARDING RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	8

Proposal 3—RESOLUTIONAPPOINTING ERNST & YOUNG AS THE COMPANY’S STATUTORY AUDITORS UNDER THE COMPANIES ACT 2006	9

Proposal 4—RESOLUTIONTO AUTHORIZE THE BOARD OF DIRECTORS OR THE AUDIT COMMITTEE OF THE BOARD TO DETERMINE THE COMPANY’S U.K. STATUTORY AUDITOR’S REMUNERATION	10

Proposal 5—ADVISORYRESOLUTION ON EXECUTIVE COMPENSATION	11

Proposal 6—ADVISORYRESOLUTION ON DIRECTORS’ REMUNERATION REPORT	12

Proposal 7—RESOLUTIONREGARDING DIRECTOR REMUNERATION POLICY	13

Proposal 8—RESOLUTIONTO APPROVE THE STERIS PLC SENIOR EXECUTIVE MANAGEMENT INCENTIVE COMPENSATION PLAN EFFECTIVE APRIL 1, 2016	14

Proposal 9—RESOLUTIONTO APPROVE THE STERIS PLC LONG-TERM EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED EFFECTIVE AUGUST 2, 2016	17

Proposal 10—RESOLUTIONTO AUTHORIZE OFF-MARKET PURCHASES, APPROVE FORMS OF SHARE REPURCHASE CONTRACTS AND APPROVE REPURCHASE COUNTERPARTIES	25

Proposal 11—RESOLUTIONTO APPROVE AN OFF-MARKET PURCHASE OF ONE ORDINARY SHARE OF THE COMPANY	27

Proposal 12—RESOLUTIONTO APPROVE THE AMENDMENT OF THE COMPANY’S ARTICLES OF ASSOCIATION	28

Proposal 13—RESOLUTIONTO RATIFY AND CONFIRM PAYMENT OF THE MARCH 29, 2016 DIVIDEND, RELEASE ANY CLAIMS AGAINST SHAREHOLDERS AND DIRECTORS IN RESPECT THEREOF, AND APPROVE THE COMPANY ENTERING INTO A DEED OF RELEASE WITH RESPECT THERETO	29

Proposal 14—RESOLUTIONTO TRANSACT SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING	30

BOARD OF DIRECTORS INFORMATION	31
Board Meetings and Committees	31
Governance Generally	35
Independent Registered Public Accounting Firm	40
Report of the Audit Committee	41

EXECUTIVE COMPENSATION	42
Compensation Discussion and Analysis	42
Report of the Compensation Committee	60
Compensation Committee Interlocks and Insider Participation	61
Tabular and Other Executive Compensation Disclosure	61
Potential Payments to Named Executive Officers Upon Termination of Employment or Change of Control	69

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement    i

APPENDIXA: DIRECTORS’ REMUNERATION POLICY	A-1

APPENDIXB: STERIS PLC SENIOR EXECUTIVE MANAGEMENT INCENTIVE COMPENSATION PLAN, EFFECTIVE APRIL 1, 2016	B-1

APPENDIXC: STERIS PLC 2006 LONG-TERM EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED EFFECTIVE AUGUST 2, 2016	C-1

APPENDIXD: STERIS PLC FORM OF OFF-MARKET PURCHASE AGREEMENT	D-1

APPENDIXE: STERIS PLC FORM OF OFF-MARKET PURCHASE AGREEMENT	E-1

APPENDIXF: STERIS PLC FORM OF OFF-MARKET PURCHASE AGREEMENT FOR PURCHASE OF STOCK HELD BY STERIS CORPORATION	F-1

ii    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

GENERAL INFORMATION

Proxy Voting and Solicitation of Proxies

This Proxy Statement was furnished on or about June 17, 2016, to the shareholders of STERIS plc (“STERIS” or the “Company”) of record as of the close of the stock transfer books on May 27, 2016. This Proxy Statement is provided in connection with the solicitation by the Board of Directors of proxies for the 2016 Annual General Meeting of Shareholders to be held at 9:00 a.m., British Summer Time, on Tuesday, August 2, 2016, at Brown’s Hotel, Albemarle Street, Mayfair, London, England, WIS 4BP, United Kingdom. The cost of soliciting the proxies will be borne by the Company. Directors, officers, and designated employees of the Company and affiliates may solicit proxies in person, by mail, by telephone, fax, or e-mail. They will not receive any additional compensation for these activities. STERIS has engaged a professional proxy solicitation firm, Georgeson LLC (“Georgeson”), to assist in tracking voting with brokers, banks and other institutional holders. The Company will pay Georgeson a fee of approximately $12,500 for these services. Additional shareholder meeting services may be contracted for additional fees.

As permitted by rules adopted by the Securities and Exchange Commission (“SEC”), we are making this Proxy Statement, and our 2016 Annual Report to shareholders, which includes STERIS’s Annual Report on Form 10-K (sometimes referred to as “Annual Report”), and our U.K. Annual Report and Accounts (sometimes referred to as “U.K. Annual Report”) available at www.proxyvote.com. If you received a Notice regarding this availability, the Notice instructs you how to access and review the Proxy Statement and the 2016 Annual Report and our fiscal 2016 U.K. Annual Report and Accounts, as well as the alternative methods to vote your shares—over the Internet, by telephone, or by mailing a completed form of proxy (if requested). If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.

If you received a printed copy of the proxy materials, the Company offers the opportunity to electronically receive future proxy statements and annual reports over the Internet. By using these services, you are not only able to access these materials more quickly, but you are also helping STERIS save resources and reduce printing and postage costs. Online services are available to our registered and beneficial shareholders who have active email accounts and Internet access. Registered shareholders maintain shares in their own names. Beneficial shareholders have shares held on their behalf by a bank or brokerage firm. Beneficial owners will need to complete the bank or brokerage firm process for requesting electronic delivery. If you have accounts with multiple banks and/or brokers, you will need to complete the process for each account. Upon completion of your enrollment, you will receive an email confirming your election to use the online services. Your enrollment in the online program will remain in effect as long as your account remains active or until you cancel your enrollment.

Voting

As of the record date set by the Board of Directors (May 27, 2016), the Company had 86,000,248 Ordinary Shares outstanding and entitled to vote at the 2016 Annual General Meeting, each of which is entitled to one vote.

Combination

On November 2, 2015, we completed our corporate redomiciliation and acquisition of Synergy Health plc (the “Combination”). Pursuant to the Combination, STERIS Corporation (sometimes referred to as

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement    1

General Information: Proxy Voting and Solicitation of Proxies

“Old STERIS”) became a wholly-owned indirect subsidiary of the Company and Synergy Health plc became a wholly-owned subsidiary of the Company. Also in conjunction with the Combination, all ten STERIS Corporation directors became directors of the Company and three Synergy Health plc (“Synergy Health”) directors became directors of the Company.

References in this proxy statement to the actions of “the Company,” “us,” “we” or “STERIS” (or its Board of Directors, Committees of its Board of Directors, or any of its directors and/or officers) or any similar references relating to periods before the date of the Combination should be construed as references to the actions of STERIS Corporation (or, where appropriate, its Board of Directors, Committees of its Board or its Directors and/or officers) unless the context requires otherwise and such references relating to periods from and after the date of the Combination such be construed as references to the actions of STERIS plc (or, where appropriate, its Board of Directors, Committees of its Board or its Directors and/or officers) unless the context requires otherwise.

STERIS’s Annual Report to Shareholders, which includes STERIS’s Annual Report on Form 10-K, including consolidated financial statements for the year ended March 31, 2016 but excluding exhibits, and STERIS’s U.K. Annual Report and Accounts accompany this proxy statement. Requests for copies of exhibits to STERIS’s Annual Report on Form 10-K should be submitted to the Office of the Company Secretary, STERIS plc, Chancery House, 190 Waterside Road, Hamilton Industrial Park, Leicester, LE5 1Q2, England, United Kingdom. A nominal fee may be charged for Exhibits (which fee will be limited to the expenses we incur in providing you with the requested exhibits). STERIS’s Annual Report on Form 10-K, including exhibits, and STERIS’s U.K. Annual Report and Accounts, including Directors’ Remuneration Report, are also available free of charge through our website in the “Online IR Kit” in the “Shareholder Resources” section of http://steris-ir.com.

Votes Required to Adopt Proposals

Ordinary Shares represented by properly executed proxies will be voted in accordance with the specifications made thereon. If no specification is made, proxies will be voted FOR all of the proposals contained in the foregoing Notice of 2016 Annual General Meeting of Shareholders.

Abstentions and broker non-votes are tabulated in determining the votes present at a meeting for purposes of determining a quorum. An abstention or a broker non-vote will have no effect with respect to the election of a director nominee. Each Director nominee will be elected if a majority of the votes cast are in favor of his or her election. The other proposals are proposed as ordinary or special resolutions requiring, assuming a quorum is present, a majority or at least seventy-five percent, respectively, of the votes cast for passage. Consequently, an abstention or broker non-vote also will have no effect on the passage of any of these proposals as the abstention or broker non-vote will not be counted in determining the number of votes cast.

Shareholder votes will be tabulated by an independent inspector of elections for the Annual Meeting.

Purposes of Annual Meeting

The Annual Meeting has been called for the purposes set forth in the foregoing Notice of 2016 Annual General Meeting of Shareholders. The persons named in the accompanying proxy form have been selected by the Board of Directors and will vote shares represented by valid proxies. They have indicated that, unless otherwise specified in the proxy, they intend to vote FOR all proposals contained in the foregoing Notice of 2016 Annual General Meeting of Shareholders.

2    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

PROPOSAL 1—RESOLUTIONS REGARDING THE ELECTION OF DIRECTORS

Eleven of the thirteen current members of our Board of Directors (the “Board”) have been nominated for and are standing for re-election at the Annual Meeting. The Board unanimously determined that, in order to improve effectiveness, the size of the Board should be reduced from 13 members to 11, effective as of the 2016-2017 term. The Nominating and Governance Committee recommended the eleven Directors for re-nomination to the full Board to serve for an additional term. All nominees for Director have consented to be named and have agreed to serve as Directors, if re-elected. We have no reason to believe that any of the nominees will not be available to serve as a Director. However, if any nominee should become unavailable to serve for any reason, the proxies will be voted for such substitute nominees as may be designated by the Board.

The term of each re-elected Director will expire at the next Annual General Meeting of Shareholders, and each Director will continue in office until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation. Consistent with the terms of the Articles, the Board currently is authorized to have up to fifteen members and the number of Directors was most recently set by the Board at eleven. Proxies cannot be voted for a greater number of Directors than the eleven nominees as identified in this Proxy Statement.

Each of the eleven nominees for Director will be elected by the vote of a majority of the votes cast with respect to such nominee, which means that the number of votes cast for a nominee must exceed the number of votes cast against that nominee. A shareholder may: (i) vote for the election of a nominee; (ii) vote against the election of a nominee; or (iii) abstain from voting for a nominee.

Unless a proxy contains instructions to the contrary, it is assumed that the proxy will be voted FOR the re-election of each of the eleven nominees for Director named on the following pages.

STERIS values a number of attributes and criteria when identifying nominees to serve as a Director, including professional background, expertise, reputation for integrity, business, financial and management experience, leadership capabilities, time availability and diversity. In addition to the specific experience and qualifications set forth below, we believe all of the nominees are individuals with a reputation for integrity, demonstrate strong leadership capabilities and are able to work collaboratively to make contributions to the Board and management.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement    3

NOMINEES FOR ELECTION AS DIRECTORS

Set forth below are biographical and other background information concerning each nominee for Director. This information includes each nominee’s principal occupation as well as a discussion of the specific experience, qualifications, attributes, and skills of each nominee that led to the Board’s conclusion that such nominee should serve as a Director. Ages shown for all Directors are as of June 13, 2016. In addition, set forth below is the period during which each nominee has served as a Director of STERIS. For those persons who served as Directors of STERIS Corporation immediately prior to the Combination, the specified period includes their periods of service as Directors of STERIS Corporation, as STERIS plc’s predecessor. The information presented below has been confirmed by each nominee for purposes of its inclusion in this proxy statement.

Richard C. Breeden, age 66, director since April 2008, and Chairman and Chief Executive Officer of Breeden Capital Management LLC, a manager of equity investment, since 2005. Since 1996 he has also been Chairman of Richard C. Breeden & Co., LLC, a professional services firm providing consulting services. From time to time Mr. Breeden also handles asset distributions to victims of unlawful conduct, typically on behalf of U.S. Government agencies. Since late 2012, Mr. Breeden has served as Special Master on behalf of the U.S. Department of Justice (“DOJ”) to administer and distribute just over $4 billion in forfeited assets to victims of the fraud at Madoff Securities through the Madoff Victim Fund. Mr. Breeden is currently handling distributions of Fair Funds aggregating over $700 million for the SEC in cases involving British Petroleum’s disclosures involving the oil spill in the Gulf of Mexico, and J.P. Morgan’s disclosures involving the so-called “London Whale”. Mr. Breeden has previously handled asset distributions to victims of unlawful conduct at WorldCom, Enron, Adelphia, Royal Dutch Shell and other companies. Mr. Breeden served as Chairman of the SEC from 1989 to 1993. During the past five years, Mr. Breeden has also served on the boards of Zale Corporation and H&R Block, Inc., where he was a non-executive Chairman as well as a director.

Cynthia L. Feldmann, age 63, director since March 2005 and President and Founder of Jetty Lane Associates, a consulting firm, from December 2005 to December 2011. Ms. Feldmann is a retired certified public accountant with 27 years of experience in two large global accounting firms. From 2003 to 2005, Ms. Feldmann served as the Life Sciences Business Development Officer for the Boston law firm Palmer & Dodge, LLP. From 1994 to 2002, Ms. Feldmann was a partner with KPMG LLP, primarily serving as Partner-in-Charge of its National Medical Technologies Practice. From 1975 to 1994, Ms. Feldmann was employed by Coopers & Lybrand (now PricewaterhouseCoopers LLP), and during that time was named Partner-in-Charge of its Life Sciences practice. Ms. Feldmann has a Bachelor of Science, Accounting, from Boston College and holds a Master Professional Director Certification from the American College of Corporate Directors. Ms. Feldmann is a director of Hanger, Inc. and HeartWare International, Inc.

Jacqueline B. Kosecoff, age 66, director since October 2003 and, since March 2012, Managing Partner, Moriah Partners, LLC, a private equity firm focused on health services and technology and Senior Advisor to Warburg Pincus LLC, a private equity fund. She also has served as a member of the Executive Advisory Board of SAP America, Inc., a software and enterprise applications provider, since November 2010. From October 2007 to November 2011, Dr. Kosecoff served as Chief Executive Officer of OptumRx (formerly named Prescriptions Solutions), a pharmacy benefits management company and subsidiary of UnitedHealth Group, and continued to serve as a senior advisor to OptumRx from December 2011 to February 2012. Dr. Kosecoff served as Chief Executive Officer of Ovations Pharmacy Solutions, a UnitedHealth Group company, from December 2005 to October 2007. From July 2002 to December 2005, Dr. Kosecoff served as Executive Vice President, Specialty

4    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Nominees for Election as Directors

Companies, of PacifiCare Health Systems, Inc., one of the nation’s largest consumer health organizations. From 1998 to 2002, Dr. Kosecoff was President and Founder of Protocare, Inc., a firm involved in the development and testing of drugs, devices, biopharmaceutical and nutritional products, and consulting and analytic services. Dr. Kosecoff is a director of Sealed Air Corporation and athenahealth, Inc.

David B. Lewis, age 72, director since July 2010 and of counsel with the firm of Lewis & Munday since August 1, 2014, a Detroit based law firm with offices in Washington, D.C. and New York, NY. He was a partner in the firm from its creation in 1972 to August 2014. He served as its President and Chief Executive Officer from 1972 to 1982 and its Chairman and Chief Executive Officer from 1982 to January 2011. He is a director of H&R Block, Inc. and The Kroger Company. Previously, Mr. Lewis served on the Boards of Conrail, Inc., LG&E Energy Corp., M.A. Hanna, TRW, Inc., and Comerica, Inc. Mr. Lewis is a member of the committee which governs the UAW Retiree Medical Benefits Trust, a voluntary employee benefits trust which delivers medical/health benefits to retired employees of Fiat Chrysler, Ford and General Motors.

Sir Duncan K. Nichol, age 75, director since November 2015. In November 2015, Sir Duncan Nichol resigned as Chairman of Synergy Health plc, a provider of specialty outsourced services to healthcare related industries, a position he had held since June 2012. Sir Duncan Nichol also has served from November 2012 to the present as Chairman of the Countess of Chester NHS Trust, a general acute hospital, from 2004 to the present as a director of Deltex Medical Group plc, a medical technology company, and from 2009 to the present as a director of United Kingdom Accreditation Services, the national ISO standards accreditation and certification body. Sir Duncan Nichol was previously Chief Executive Officer of the NHS Management Executive between December 1989 and March 1994, and a director of the Christie NHS Foundation Trust between April 2008 and October 2012.

Walter M Rosebrough, Jr., age 62, director and President and Chief Executive Officer of STERIS Corporation since October 2007, and President and Chief Executive Officer of STERIS plc since November, 2015. From February 2005 to September 2007, Mr. Rosebrough served as President and Chief Executive Officer of Coastal Hydraulics, Inc., a hydraulic and pneumatic systems company he purchased in 2005, and he continues to serve on its board of directors. Previously, Mr. Rosebrough spent nearly 20 years in the healthcare industry in various roles as a senior executive with Hill-Rom Holdings, Inc. (at the time, Hillenbrand Industries, Inc.), a worldwide provider of medical equipment and related services, including President and Chief Executive Officer of Support Systems International and President and Chief Executive Officer of Hill-Rom.

Mohsen M. Sohi, age 57, director since July 2005, and since July 2012, Chief Executive Officer of Freudenberg and Co., a general multi-industry company serving industries that include automotive, medical, aerospace, oil and gas and power generation and transmission. From July 2010 to June 2012, Dr. Sohi served as Managing Partner of Freudenberg and Co. From March 2003 through June 2010, Dr. Sohi served as President and Chief Executive Officer of Freudenberg-NOK, a privately-held joint venture partnership between Freudenberg and NOK Corp. of Japan, the world’s largest producer of elastomeric seals and custom molded products for automotive and other applications. From January 2001 to March 2003, Dr. Sohi was with NCR Corporation, a leading global technology company, most recently as the Senior Vice President, Retail Solutions Division. Prior to NCR, Dr. Sohi was with Honeywell International Inc. and its pre-merger constituent, Allied Signal, Inc., providers of aerospace, automation & control solutions, specialty materials and transportation systems, for 14 years, serving from July 2000 to January 2001 as President, Honeywell Electronic Materials. Dr. Sohi previously served as a director of Aviat Networks, Inc. (formerly known as Harris Stratex Networks, Inc.) from 2007 until January 2015.

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Nominees for Election as Directors

Dr. Richard Steeves, age 54, director since November 2015. In November 2015 Mr. Steeves resigned as Chief Executive Officer and director of Synergy Health plc, a provider of specialty outsourced services to the healthcare and related industries, a position he had held since 1992. Dr. Steeves also served as non-executive Chairman of Toumaz plc, a semiconductor company focusing on digital radio, connected audio and wireless healthcare, between September 2013 and May 2015.

John P. Wareham, age 74, director since November 2000 and Chairman of the Board of Directors of STERIS since May 2005. In April 2005, Mr. Wareham retired as Chairman of the Board and Chief Executive Officer of Beckman Coulter, Inc., a leading provider of laboratory systems and complementary products used in biomedical analysis, a position which he held since February 1999. Previously Mr. Wareham served as Chief Executive Officer from August 1998 to April 2005 and President and Chief Operating Officer of Beckman Coulter from 1993 to 2004. Mr. Wareham is a director of ResMed Inc. Mr. Wareham previously served on the Boards of Beckman Coulter, Inc., Greatbatch, Inc. and Accuray Incorporated.

Loyal W. Wilson, age 68, director since 1987, and since the end of December 2013, Founder and Senior Advisor of Primus Capital Partners, Inc., a private equity investment and management firm. From 1994 to December 2013, Mr. Wilson served as Managing Director of Primus Capital Partners, Inc. From 1983 to 1994, Mr. Wilson served as a Managing Partner of Primus Venture Partners, L.P. Primus invests in established, high growth firms in the healthcare, software, and technology enabled business services industries.

Michael B. Wood, age 72, director since October 2004, and from August 2004 to the present a consultant orthopedic surgeon at the Mayo Clinic in Jacksonville, Florida and a Professor of Orthopedics at the Mayo Clinic College of Medicine. Dr. Wood served as President Emeritus of the Mayo Clinic Foundation from February 2003 until February 2004, and President and Chief Executive Officer of the Mayo Clinic Foundation from 1999 to 2003. The Mayo Clinic Foundation is a charitable, not-for-profit organization based in Rochester, Minnesota, and is the parent corporate entity of the Mayo Clinics in Minnesota, Florida and Arizona. Dr. Wood served as a director of Cubist Pharmaceuticals, Inc. until June 2014.

The Board of Directors believes that each of the director nominees has the necessary personal and professional ethics, integrity, experience, commitment, judgment, diversity of background, and other attributes to make them well qualified to serve as a director of STERIS.

•	Mr. Breeden’s experience as Chairman of the U.S. Securities and Exchange Commission, CEO of an investment advisory firm, and a director of several public companies. Mr. Breeden’s experience provides our Board with extensive managerial, governance and regulatory insights regarding issues facing public companies. As an investor, Mr. Breeden also provides valuable insight on issues such as shareholder return, executive compensation programs, and capital structure.

•	Ms. Feldmann’s experience as Partner-in-Charge of a national medical technologies practice and Life Sciences practice for leading public accounting firms and director of publicly traded companies. Ms. Feldmann’s overall experience and financial expertise supports the Board’s oversight of critical financial policy, reporting and risk matters encountered by public companies.

•	Dr. Kosecoff’s experience as a Chief Executive Officer for a number of large healthcare organizations and a director of publicly traded companies. Dr. Kosecoff’s background provides our Board with extensive managerial, government and regulatory experiences and insight in the healthcare industry.

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Nominees for Election as Directors

•	Mr. Lewis’s many years experience as a practicing attorney and as a director of several public companies, as well as his extensive experience within U.S. public company financial statements and financial reporting, including systems of internal accounting and financial controls, having served as audit committee chair of four other public companies. Mr. Lewis’s background provides our Board with an important perspective regarding legal, regulatory and financial issues (although he does not serve in a legal capacity or provide legal advice to STERIS or our Board).

•	Sir Duncan Nichol’s many years of experience with organizations in the healthcare field, including his tenure as Chief Executive of the UK National Health Service. Sir Duncan Nichol provides the Board a unique perspective with respect to international healthcare industry operations, management and regulatory matters.

•	Mr. Rosebrough’s experience as President and Chief Executive Officer for several corporations and many years experience as a senior executive in the healthcare industry. Mr. Rosebrough leads the Company’s management team, assists the Board in its oversight of the Company and provides unique perspectives into the healthcare industry and our operations, direction and strategies.

•	Dr. Sohi’s experience as President and Chief Executive Officer of international industrial companies and international operating experience. Dr. Sohi provides our Board with substantial manufacturing, operational and international experience, which are important factors for the Board’s oversight and the Company’s strategies.

•	Dr. Steeves’s role as founder and former Chief Executive Officer of Synergy Health plc. Dr. Steeves provides the Board with extensive and invaluable legacy business knowledge, as well as a strong technical and science background and knowledge of issues facing healthcare companies.

•	Mr. Wareham’s many years as Chairman and Chief Executive Officer of a publicly traded corporation in the biomedical field, as well as other senior executive and board of director positions. Mr. Wareham’s broad-based experience and leadership roles provide the Board and the Company with extraordinary healthcare industry perspectives and insights.

•	Mr. Wilson’s many years experience as Managing Director of a private equity investment and management firm. Mr. Wilson provides valuable managerial, investment, and financial experience that support the Board’s oversight of management and issues generally facing public companies.

•	Dr. Wood’s experience as President and CEO of one of the most prestigious medical organizations in the world and as a director of the Institute for Healthcare Improvement. Dr. Wood provides the Board with the unique perspective of a user of medical instrumentation, as a surgeon, as well as hospital managerial experience as the former CEO of The Mayo Clinic Foundation.

THE MEMBERS OF OUR BOARD OF DIRECTORS NOMINATED FOR RE-ELECTION UNANIMOUSLY RECOMMEND A VOTE FOR THE ELECTION OF EACH OF RICHARD C. BREEDEN, CYNTHIA L. FELDMANN, JACQUELINE B. KOSECOFF, DAVID B. LEWIS, SIR DUNCAN K. NICHOL, WALTER M ROSEBROUGH, JR., MOHSEN M. SOHI, RICHARD STEEVES, JOHN P. WAREHAM, LOYAL W. WILSON AND MICHAEL B. WOOD.

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PROPOSAL 2—RESOLUTION REGARDING RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young as STERIS’s independent registered public accounting firm for the year ending March 31, 2017. Ernst & Young was first retained as the independent registered public accounting firm of our predecessor entity, STERIS Corporation, and has served in that capacity for many years. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent registered public accounting firm for the fiscal year ending March 31, 2017. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Audit Committee will reconsider the appointment, but may decide to maintain its appointment of Ernst & Young.

We anticipate that a representative of Ernst & Young will be present at the Annual Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to any appropriate questions that may be submitted by shareholders at the Annual Meeting.

OUR BOARD OF DIRECTORS AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING MARCH 31, 2017.

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PROPOSAL 3—RESOLUTION APPOINTING ERNST & YOUNG AS THE COMPANY’S STATUTORY AUDITORS UNDER THE COMPANIES ACT 2006

Under the U.K. Companies Act 2006 (the “Act”), our U.K. statutory auditors must be appointed at each general meeting at which the annual report and accounts are presented to shareholders. Ernst & Young has served as our statutory auditors since we re-registered as a public limited company in November 2015. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.

OUR BOARD OF DIRECTORS AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG AS OUR U.K. STATUTORY AUDITORS UNDER THE COMPANIES ACT 2006 TO HOLD OFFICE FROM THE CONCLUSION OF THIS MEETING UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING.

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PROPOSAL 4—RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS OR THE AUDIT COMMITTEE OF THE BOARD TO DETERMINE THE COMPANY’S U.K. STATUTORY AUDITOR’S REMUNERATION

Under the Act, the remuneration of our U.K. statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. We are asking our shareholders to authorize our Board or the Audit Committee to determine Ernst & Young’s remuneration as our U.K. statutory auditor. It is expected that the Board would delegate the authority to determine the remuneration of the U.K. statutory auditor to the Audit Committee in accordance with the Board’s procedures and applicable law.

OUR BOARD OF DIRECTORS AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE AUTHORIZATION OF THE BOARD OF DIRECTORS OR AUDIT COMMITTEE TO DETERMINE OUR U.K. STATUTORY AUDITOR’S REMUNERATION.

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PROPOSAL 5—ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

We believe that our compensation policies and procedures are based on a pay-for-performance philosophy and are aligned with the long-term interests of our shareholders. However, to obtain the specific input of shareholders with respect to these policies and procedures in accordance with the provisions of the United States Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and Section 14A of the United States Securities Exchange Act of 1934 (“Exchange Act”), the proposal described below provides shareholders with the opportunity to approve, on a non-binding advisory basis, the compensation of our named executive officers.

This proposal, commonly known as a “Say on Pay” proposal, gives shareholders the opportunity to provide input—to endorse or not endorse—the compensation of the Company’s named executive officers. The Company’s predecessor corporation, STERIS Corporation, conducted say-on-pay votes every year beginning in 2010 and continuing through 2015, and we expect to continue to hold our say-on-pay votes on an annual basis. We strongly encourage you to carefully review the Compensation Discussion and Analysis and compensation tables and narrative discussions and related material beginning on page 42 of this Proxy Statement. Thereafter, we request your input on the compensation of the Company’s named executive officers through your vote on the following resolution:

“Resolved, that the shareholders approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the tabular and narrative disclosures contained in the Company’s proxy statement dated June 13, 2016”

The non-binding resolution to approve the compensation of our named executive officers will be considered adopted if approved by the affirmative vote of the holders of a majority of the votes cast by shareholders represented in person or by proxy and entitled to vote thereon if a quorum is present. Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE

COMPANY’S NAMED EXECUTIVE OFFICERS.

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PROPOSAL 6—ADVISORY RESOLUTION ON DIRECTORS’ REMUNERATION REPORT

The Board believes that appropriate remuneration of Directors plays a vital part in helping to achieve the Company’s overall objectives and, accordingly and in compliance with the Act, we are providing shareholders with the opportunity to vote on an advisory resolution approving the Directors’ Remuneration Report (other than the part containing the Directors’ Remuneration Policy) included in our U.K. Annual Report.

This proposal is similar to Proposal 5 regarding the compensation of our named executive officers presented to our shareholders and previously presented to the shareholders of our predecessor, STERIS Corporation. However, the Directors’ Remuneration Report is concerned solely with the remuneration of our executive and non-executive Directors and is required under the Act.

We encourage shareholders to read the Directors’ Remuneration Report as set forth in our U.K. Annual Report and to read the Directors’ Remuneration Policy set forth in Appendix A to this Proxy Statement, which describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives for our executive Director and to attract and retain high-quality non-executive Directors. Additional information regarding the compensation of our executive Director and non-executive Directors can be found in the “Executive Compensation” and “Non-Employee Director Compensation sections, respectively, of this Proxy Statement.

The Board believes that the policies and procedures articulated in the Directors’ Remuneration Report are effective in achieving our compensation objectives for our executive Director, and serve to attract and retain high-quality non-executive Directors, and the design of our compensation program and the compensation awarded to our executive and non-executive Directors fulfills these objectives.

Because this vote is advisory, it will not be legally binding upon the Board or Compensation Committee or Nominating and Governance Committee, and payments made or promised to Directors will not have to be repaid, reduced, or withheld in the event that the resolution is not passed. The Board and Compensation Committee and Nominating and Governance Committee will review and consider the outcome of the vote in connection with the ongoing review of STERIS’s executive Director and non-executive Director compensation programs.

OUR BOARD OF DIRECTORS, AFTER REVIEWING THE UNANIMOUS RECOMMENDATIONS OF THE COMPENSATION COMMITTEE AND NOMINATING AND GOVERNANCE COMMITTEE, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ADVISORY APPROVAL OF THE DIRECTORS’ REMUNERATION REPORT INCLUDED IN THE U.K. ANNUAL REPORT OF THE COMPANY.

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PROPOSAL 7—RESOLUTION REGARDING DIRECTORS’ REMUNERATION POLICY

As stated previously, the appropriate remuneration of Directors plays a vital part in helping to achieve the Company’s overall objectives. As required by the Act, we are providing our shareholders with the opportunity to vote on the Directors’ Remuneration Policy contained in Appendix A hereto and in our U.K. Annual Report. The Policy has been prepared in accordance with the provisions of the Act and the U.K. Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2013. We are required under English law to offer our shareholders an opportunity to vote on this Policy at least once every three years.

The Director Remuneration Policy sets out the Company’s forward-looking policy on Directors’ remuneration and describes the components of the executive and non-executive Directors’ remuneration. The Board believes that the Directors’ Remuneration Policy will be effective in achieving our compensation objectives for our executive Director and also serve to attract and retain high-quality non-executive Directors. If the Policy is approved it will take effect immediately.

OUR BOARD OF DIRECTORS, AFTER REVIEWING THE UNANIMOUS RECOMMENDATIONS OF THE COMPENSATION COMMITTEE AND NOMINATING AND GOVERNANCE COMMITTEE, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE DIRECTORS’ REMUNERATION POLICY.

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PROPOSAL 8—RESOLUTION TO APPROVE THE STERIS PLC SENIOR EXECUTIVE MANAGEMENT INCENTIVE COMPENSATION PLAN EFFECTIVE APRIL 1, 2016

The purpose of the Senior Executive Management Incentive Compensation Plan, Effective April 1, 2016 (“Plan”) is to attract and retain key executives for the Company and its subsidiaries and to provide such persons with incentives for performance and align their interests with the long-term interests of shareholders. The Plan replaces the STERIS Corporation Senior Executive Management Incentive Compensation Plan, which was approved by the shareholders of STERIS Corporation in August 2015 and terminated December 31, 2015 (“Old STERIS Plan”) and the STERIS plc Senior Executive Management Incentive Compensation Plan which was in effect from January 1, 2016 through March 31, 2016 (“Replacement Plan”). A copy of the Plan is attached as Appendix B to this proxy statement.

Incentive compensation payments made under the Plan are intended to constitute qualified “performance-based compensation” for purposes of Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and Section 1.162-27 of the Treasury Regulations promulgated thereunder. Generally, Section 162(m) prevents a “publicly-held corporation” from receiving a federal income tax deduction for compensation in excess of $1 million for any year paid to a company’s principal executive officer or any one of the three most highly compensated other executive officers (except the chief financial officer), unless that compensation is performance-based. One of the requirements of “performance-based compensation” for purposes of Section 162(m) is that the Company’s shareholders approve the material terms of the plan under which the compensation is paid, and that any plan so approved be reapproved by the Company’s shareholders at least every five years after the original approval (if the Compensation Committee has authority to change targets) or be reapproved by the shareholders if material terms of the plan are modified.

To qualify under Section 162(m) of the Code, the Plan restricts the Compensation Committee of the Board from exercising discretion in making incentive compensation adjustments to meet individual circumstances and reflect the outcome of individual performance to the extent required by Section 162(m). The Plan also requires the Compensation Committee to use goals and formulas that could be verified by an independent third party, without the exercise of discretion. However, the Plan does authorize the Compensation Committee to exercise discretion to reduce the amount of compensation that might otherwise be payable under the Plan.

Summary of Terms. The following is a summary of the terms of the Plan, as amended and restated, and is qualified in its entirety by reference to the complete text of the Plan, which is set forth in Appendix B to this Proxy Statement.

•	Administration. The Plan is administered by the Compensation Committee or any other committee appointed by the Board to administer the Plan (consisting of at least two directors, each of whom must be an “outside director” within the meaning of Section 162(m) of the Code). In administering the Plan, the Compensation Committee has full power and authority to interpret and administer the Plan and has the exclusive right to establish Performance Objectives (as defined below) and the amount of incentive compensation payable upon achievement of such objectives, subject to the limitations contained in the Plan.

•

Eligible Executive. Participation in the Plan will be limited to “Eligible Executives,” which are defined as the Company’s Chief Executive Officer and any other executive officer or other employee of the Company or a subsidiary designated by the Compensation Committee. For the Company’s 2017

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Proposal 8—Resolution to Approve the STERIS plc Senior Executive Management Incentive Compensation Plan Effective April 1, 2016

fiscal year, there will be only one Eligible Executive—the Company’s President and Chief Executive Officer—participating in the Plan.

•	Performance Objectives. An Eligible Executive’s right to receive compensation under the Plan depends on achievement of one or more specified “Performance Objectives”. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Eligible Executive or of the subsidiary, division, department or function within the Company or one or more subsidiaries in which the Eligible Executive is employed or for which the Eligible Executive has responsibilities. The Performance Objectives must be limited to specified levels of Company (or subsidiary, division, department or function) performance, or such performance relative to peer company performance, in one or more, or a combination, of the following: earnings per share, return on invested capital, return on total capital, return on assets, return on equity, total shareholder return, stock value, net income, revenue, free cash flow, cash flow, operating profit, gross margin and/or contribution margin, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, productivity improvement, and expense or liability reduction.

•	Awards.

•	Not later than the 90th day of each fiscal year, the Compensation Committee shall establish the Performance Objectives for all Eligible Executives and the amount of incentive compensation payable (or formula for determining such amount) upon full achievement of the specified Performance Objectives for that fiscal year. The Compensation Committee may further specify in respect of the specific Performance Objectives a minimum acceptable level of achievement below which no incentive compensation payment will be made and set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specific Performance Objectives or exceeds full achievement of the specified Performance Objectives. The Compensation Committee may not modify any terms of awards established for a particular fiscal year, except in connection with the death or disability of an Eligible Executive or a Change of Control (as defined in the Plan) or to the extent that after such modification the incentive compensation would continue to constitute qualified “performance-based compensation” for purposes of Section 162(m).

•	A Change of Control may include any person or group becoming the beneficial owner of 50% or more (or in some cases as little as 15%) of the Company’s then outstanding Ordinary Shares, the commencement or public announcement of a tender offer for 15% or more of the Company’s Ordinary Shares; certain changes in a majority of the Board membership within a 24-month period; the consummation of certain mergers or consolidations, or dispositions of all or substantially all of the assets or the Company.

•	The Compensation Committee retains the discretion to reduce the amount of any incentive compensation that would be otherwise payable to an Eligible Executive (including a reduction in such amount to zero).

•	Notwithstanding any other provision of the Plan to the contrary, the incentive compensation paid to an Eligible Executive under the Plan for a fiscal year shall not exceed two and one-half (2 1/2) times the annual base salary of the Eligible Executive, and in no event shall such incentive compensation exceed $2,500,000.00.

•

Committee Determination. As soon as practicable after the end of each fiscal year, the Compensation Committee shall determine whether and the extent to which the Performance Objectives have been achieved and the amount of the incentive compensation to be paid to each

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Proposal 8—Resolution to Approve the STERIS plc Senior Executive Management Incentive Compensation Plan Effective April 1, 2016

Eligible Executive for such fiscal year and shall document such determinations. Any incentive compensation payable in respect of any fiscal year must be paid no later than 2-1/2 months after the end of the fiscal year.

•	“Clawback” Provision. Should the Company’s financial statements for any fiscal year beginning with fiscal year 2017 be restated due to material noncompliance with financial reporting requirements, as a result of intentional misconduct of an Eligible Executive, the Compensation Committee has the discretion to require the Eligible Executive to return or forfeit, as applicable, all or a portion of his incentive award or payment for that fiscal year up to the amount by which the incentive award or payment exceeded the amount that would have been payable had the Company’s financial statements been initially filed as restated, as determined by the Compensation Committee. Recovery may be effected through a variety of means, as determined by the Compensation Committee.

•	Amendment and Termination. The Compensation Committee may amend the Plan from time to time, subject to certain Plan limitations and provided that any such amendment is subject to shareholder approval to the extent required to satisfy Section 162(m). The Compensation Committee or Board may also terminate the Plan, on a prospective basis only, at any time.

•	Effective Date. Subject to its approval by the shareholders, the Plan shall become effective for Company fiscal years beginning on and after April 1, 2016 and shall remain effective, subject to any further shareholder approvals (or reapprovals) mandated for performance-based compensation under Section 162(m), and subject to the above termination provisions.

Material Changes. The Plan is substantially the same as the Old STERIS Plan. Changes that may be deemed material are permissible performance objectives that may be based upon Company performance or other Company measures and Plan administration by the Company’s Compensation Committee.

Plan Benefits. Since the Plan affords the Compensation Committee discretion in selecting Eligible Employees and establishing target incentive compensation (subject to the maximum annual limit per person noted above), it is not possible to determine the amount of the benefits that may become payable under the Plan in respect of 2017 and succeeding fiscal years. The combined incentive compensation that was payable under the Old STERIS Plan and Replacement Plan to the Company’s President and CEO in respect of the Company’s 2016 fiscal year is shown under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

United States Income Tax Consequences. Under present federal income tax law, a Plan participant will be taxed at ordinary income rates on the amount of any payment received pursuant to the Plan. Generally, and subject to the provisions of Section 162(m), the Company will receive a federal income tax deduction corresponding to the amount of income recognized by a Plan participant.

2017 Awards. The Compensation Committee has established performance metrics and objectives for fiscal 2017, with financial objectives consisting of free cash flow and EBIT. Award amounts are undeterminable at this time.

OUR BOARD OF DIRECTORS AND COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” APPROVAL OF THE STERIS PLC SENIOR EXECUTIVE MANAGEMENT INCENTIVE COMPENSATION PLAN, EFFECTIVE

APRIL 1, 2016.

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PROPOSAL 9—RESOLUTION TO APPROVE THE STERIS PLC LONG-TERM EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED EFFECTIVE AUGUST 2, 2016

This Proposal is to amend and restate the STERIS plc 2006 Long-Term Equity Incentive Plan, assumed as amended and restated effective November 2, 2015 (for purposes of this discussion, the “Plan”). The Plan was originally adopted by STERIS Corporation (“Old STERIS”) and approved by the shareholders of Old STERIS in July, 2006, and reapproved by the Old STERIS shareholders in July, 2011. Effective as of November 2, 2015 the Plan was again amended and restated by Old STERIS, and then assumed by the Company, in connection with the Combination of the same date involving, among other entities, Old STERIS, Synergy Health plc and the Company (the “Combination”). In connection with the Combination all outstanding Plan equity awards in respect of Old STERIS Common Shares (“Common Shares”) were converted into equity awards for the same number of STERIS Ordinary Shares, par value ten pence per share (“Ordinary Shares”) with the other terms and conditions of the awards remaining the same. The Plan is now utilized to provide equity incentives to the non-employee directors and employees of STERIS and its subsidiaries. The Board believes that the ability to attract and retain outstanding directors, executives, and other key employees is critical to the continuing success of STERIS and that the ability to grant equity incentive compensation is important to the achievement of this objective. The Board also believes that the Plan, along with the Company’s stock ownership guidelines for directors and for senior management, allow STERIS to continue to provide directors and key employees a significant alignment of interest with STERIS shareholders. Pursuant to IRS regulations, certain of the equity incentives provided under the Plan to named executive officers that might otherwise be deductible by the Company may not be deductible unless the Plan is reapproved by shareholders at intervals of five years or less.

The Company is seeking shareholder approval of the amendment and restatement of the Plan (a) in order that gains on the exercise of non-qualified stock options and stock appreciation rights (“SARs”) and certain other performance based compensation that may be subsequently awarded under the Plan will continue to be deductible under Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”), pursuant to the shareholder reapproval requirement referenced above, and (b) to increase the number of Ordinary Shares available under the Plan to assure a sufficient number of Ordinary Shares to make Plan awards for the next several years. As of June 2, 2016 there were approximately One Million Six Hundred Thousand (1,600,000) Ordinary Shares available for Plan equity grants. Approval of the Plan amendment and restatement will increase the number of Ordinary Shares available for equity grants under the Plan by Four Million (4,000,000) Shares.

The following is a brief description of the material provisions of the Plan. This description is qualified in its entirety by reference to the Plan and is to be interpreted solely in accordance with the Plan, a copy of which is attached as Appendix C to this Proxy Statement.

Plan Features / Limitations

The Plan authorizes equity-based compensation in the form of stock options, SARs, restricted stock, restricted stock units, performance shares and performance units and other equity-based awards for the purpose of attracting and retaining the Company’s non-employee directors, officers, and employees and employees of subsidiaries, and providing incentives and rewards for performance. Some of the key features of the Plan that reflect the Board’s commitment to effective management of incentive compensation are set forth below and are described more fully below.

•	Plan Limits. Total awards under the Plan as amended and restated would be limited to Twelve Million Two Hundred Thousand (12,200,000) Shares (for purposes of this discussion, the

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Proposal 9—Resolution to Approve the STERIS plc Long-Term Equity Incentive Plan, as Amended and Restated Effective August 2, 2016: Plan Features / Limitations

term “Shares” means Ordinary Shares of STERIS in respect of periods from and after the Combination, and Common Shares of STERIS in respect of periods prior to the Combination. This limit would apply to all awards made since the original Plan effective date, July 26, 2006, including awards of Common Shares made by Old STERIS. In addition to this limit the Plan also limits the number of Shares that may be issued or transferred upon the exercise of incentive stock options to 2,000,000 Shares, the aggregate number of stock options and SARs that may be granted to any one participant in any calendar year to 1,000,000 Shares and the aggregate number of Shares of restricted stock or restricted stock units subject to the achievement of specified “management objectives” (as discussed below), performance shares, performance units or other awards under Section 10 of the Plan subject to achievement of specified management objectives that may be granted to any one participant in any calendar year to 500,000 Shares (or, in the case of performance units, the cash equivalent thereof based on the market value per share on the date of grant).

•	Recycling Provisions. The aggregate Plan Share limit is reduced by the number of: (1) Shares purchased pursuant to an option exercise, regardless of whether Shares are tendered in payment of the option price; (2) Shares withheld by STERIS to satisfy tax withholding obligations; and (3) Shares covered by SARs to the extent the SAR is exercised and settled in Shares, whether or not shares are actually issued upon exercise. Also, shares that are repurchased by STERIS with option right proceeds will not increase the aggregate Plan Share limit described above. The Plan provides that the number of Shares underlying awards that expire or are forfeited will not reduce the number of Shares available for issuance under the Plan.

•	No Repricing. STERIS and Old STERIS have never repriced underwater stock options or SARs, and repricing of options and SARs is prohibited under the Plan without shareholder approval.

•	Exercise Price Limit. The Plan also provides that no stock options or SARs will be granted with an exercise or base price less than the fair market value of STERIS Shares on the date of grant.

•	Delegation. The Board has paramount authority for administration of the Plan. This authority has been largely delegated to the Board’s Compensation Committee (consisting of only independent directors). Pursuant to such delegation, the Compensation Committee has the power and authority of the Board as described herein. References in this description of the Plan to the “Board” include the Compensation Committee, as appropriate. The Plan also permits certain delegations to be made to or by the Chief Executive Officer.

Summary of the Plan

Shares Available Under the Plan. As stated above, subject to adjustment as provided in the Plan, the number of STERIS Shares that may be issued or transferred under the Plan as amended and restated: upon the exercise of option rights and SARs; in payment of restricted stock and released from a substantial risk of forfeiture thereof; in payment of restricted stock units; in payment of performance shares or performance units that have been earned; as awards to non-employee directors; as other awards contemplated by the Plan; or in payment of dividend equivalents paid with respect to awards made under the Plan, from and after the Plan effective date of July 26, 2006 will not exceed in the aggregate Twelve Million Two Hundred Thousand (12,200,000) Shares. Shares relating to awards that have expired or have been forfeited or cancelled will remain available for future grant under the Plan and not reduce the foregoing aggregate Plan limit. Notwithstanding anything to the contrary contained in the Plan:

•	Shares covered by an option exercise will reduce the aggregate Plan limit, regardless of whether Shares are tendered or otherwise used in payment of the option price of the option.

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Proposal 9—Resolution to Approve the STERIS plc Long-Term Equity Incentive Plan, as Amended and Restated Effective August 2, 2016: Summary of the Plan

•	Shares withheld by STERIS to satisfy the tax withholding obligation will count against the aggregate Plan limit.

•	The number of Shares covered by an appreciation right, to the extent that it is exercised and settled in Shares, and whether or not Shares are actually issued to the participant upon exercise of the right, will be considered issued or transferred pursuant to the Plan.

•	In the event that STERIS repurchases Shares with option right proceeds, those Shares will not be added to the aggregate Plan limit.

The limits contained in the Plan are subject to certain adjustments as provided in the Plan in the event of stock splits, stock dividends, recapitalizations and certain other events.

Eligibility. Non-employee directors, officers and other employees of STERIS and its subsidiaries (including persons who have agreed to commence serving in any of those capacities within 90 days of the date of a grant) may be selected to receive benefits under the Plan. There were approximately four hundred fifty (450) non-employee directors, officers and key employees eligible for awards as of June 2, 2016. Selections are made and grants determined by the Board or by the Chief Executive Officer or his delegatees, as applicable. However, all determinations in respect of directors and “officers,” within the meaning of Exchange Act Rule 16a-1(f) (“Section 16 Officers”), and persons subject to Section 162(m) of the Internal Revenue Code (“Section 162(m) Persons”) are required to be made by the Compensation Committee.

Types of Awards Authorized. The Plan provides for the granting of dividend equivalents, option rights, SARs, restricted stock, restricted stock units, performance shares, performance units, awards to non-employee directors, and other awards that may be denominated or payable in, valued in whole or in part by reference to or otherwise based on or related to, the Company’s Shares or factors that may influence the value of its Shares. Awards granted under the Plan will be upon such terms as may be approved by the Board (or its delegate) and set forth in an evidence of award. An evidence of award will contain such terms and provisions, consistent with the Plan, as the Board (or its delegate) may approve. Stock options and SARs will not be granted with an exercise price or base price, as the case may be, less than the market value per share. The closing market price of STERIS plc Shares as reported on the New York Stock Exchange Composite on June 2, 2016 was $69.82. Generally, no option right or SAR may be exercisable more than 10 years from the date of grant.

Except to the extent applicable Plan provisions, if any, are to otherwise apply, each grant of an award will specify the period of continuous service or other conditions that must be satisfied before the award is exercisable, vested or earned. Restricted stock and restricted stock units that vest upon the passage of time must be subject to restrictions for a period specified in the Plan or determined by the Board (or its delegate) at the date of grant. The specified performance period relating to performance shares and performance units will be a period of time determined by the Board (or its delegate) at the date of grant.

Grants of option rights, SARs, restricted stock or restricted stock units may provide for the earlier vesting or termination of restrictions relating to such award in the event of the retirement, death or disability of a participant. The performance period relating to any grant of performance shares or performance units may be subject to earlier lapse or modification in the event of the retirement, death or disability of a participant.

The Board may, in its discretion, authorize the granting to non-employee directors of option rights, Shares, restricted stock or restricted stock units to non-employee directors and other awards. Non-employee directors are not eligible to receive performance shares or performance units under the Plan.

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Proposal 9—Resolution to Approve the STERIS plc Long-Term Equity Incentive Plan, as Amended and Restated Effective August 2, 2016: Summary of the Plan

Each grant of an award to a non-employee director will be on such terms and conditions as approved by the Board and will be reflected in the applicable evidence of award.

Management Objectives. Under the Plan, the Board (or its delegate) must establish “management objectives” for purposes of performance shares and performance units. When so determined, option rights, SARs, restricted stock, restricted stock units, and other awards under the Plan or dividend credits may also specify management objectives. Management objectives may be described in terms of either company-wide objectives or objectives that are related to the performance of the individual participant or a subsidiary, segment, business unit, team, division, department, region or function within STERIS or a subsidiary in which the participant is employed. The management objectives may be based on the performance of STERIS relative to the performance of other companies, businesses or industries.

Exercise of Awards after Termination of Service. Unless otherwise provided in an evidence of award, the following rules will apply to awards under the Plan after a participant’s service with STERIS is terminated:

Termination other than upon Qualifying Retirement, Death or Disability or for Cause. A vested stock option or SAR must be exercised during the three months following termination of service, except in the event of qualifying retirement, disability, or death, but not later than the expiration of the option or SAR. Upon any such termination of service, restricted stock for which a participant did not pay an acquisition price, restricted stock units, performance shares, performance units, and any other award granted with respect to which restrictions, conditions or contingencies have not lapsed as of the participant’s termination date shall be forfeited, except as otherwise provided in the applicable evidence of award or the Plan. The treatment of employees terminated for Cause (as defined in the Plan) is described below.

Qualifying Retirement. In general, unless otherwise provided in the applicable evidence of award, a vested stock option or SAR may be exercised starting on the date of retirement and ending on the expiration date of the relevant award. This extended exercise treatment does not apply in any jurisdiction where an age based benefit would violate the law, including the United Kingdom. If a participant fails to remain in good standing, any outstanding stock options and SARs shall be forfeited.

Disability. If a participant’s service with STERIS is terminated due to disability, a stock option or SAR may be exercised within a period of one year following such termination of service, but not later than the expiration of the option or SAR. Also in that event, restricted stock for which a participant did not pay an acquisition price, restricted stock units, performance shares, performance units, and any other award granted with respect to which restrictions, conditions or contingencies have not lapsed as of the participant’s termination date will be forfeited, except as otherwise provided in the applicable evidence of award.

Death. Upon the death of a participant, if a non-qualified stock option or SAR has not expired prior to the participant’s death and would otherwise expire before the first anniversary of the participant’s death, the expiration date of the award shall be extended to the first anniversary of the participant’s death. Unless otherwise provided in the applicable evidence of award, any stock options or SARs that are outstanding on the date of a participant’s death shall become immediately exercisable and the participant’s representative may exercise the stock option or SAR within a period of one year after the participant’s death. Likewise, unless otherwise provided in the relevant evidence of award, the restrictions contained in any restricted stock or restricted stock units held by a participant who dies while employed by the Company or a subsidiary will terminate and the stock or units will immediately

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Proposal 9—Resolution to Approve the STERIS plc Long-Term Equity Incentive Plan, as Amended and Restated Effective August 2, 2016: Summary of the Plan

vest. Restrictions, conditions or contingencies on any performance shares, performance units and any other award held by the participant at his or her date of death shall be modified by the Board or the CEO (or a delegate) in such manner as may be specified to give the participant’s representative the benefit of those awards through the date of death.

Cause. Upon an employee’s termination for Cause (as defined in the Plan), any unexercised stock options and SARs shall immediately expire and any and restricted stock for which a participant did not pay an acquisition price, restricted stock units, performance shares, performance units, and any other award granted with respect to which restrictions, conditions or contingencies have not lapsed as of the participant’s termination date shall be forfeited.

Other. In limited circumstances, in the case of termination of employment by reason of death, disability, retirement or in the case of unforeseeable emergency or other special circumstances of or relating to a participant, the Board or the CEO (or a delegate) may in its sole discretion accelerate the time at which awards may be exercised, the time at which the substantial risk of forfeiture or prohibition or restriction on transfer will lapse or terminate, or the time at which performance shares or performance units will be deemed to have been fully earned or may waive any other limitation or requirement under any award.

Administration and Amendments. In general, the Plan is to be administered by the Board, except that the Board has the authority to delegate its powers under the Plan to the Compensation Committee, to another committee of the Board (or a subcommittee thereof), or to one or more officers of the Company. The Chief Executive Officer or his delegatees are authorized by the terms of the Plan to take certain actions. The Board has delegated its authority with respect to the administration of the Plan to its Compensation Committee. Generally the Compensation Committee is authorized to interpret the Plan and related agreements and other documents with respect to all directors and Section 16 Officers and Section 162(m) Persons. With respect to all participants in the Plan other than directors and Section 16 Officers and Section 162(m) Persons, the Chief Executive Officer (or his delegatee) of STERIS is authorized to interpret the Plan and any related agreement, notification or document. The Board may amend the Plan from time to time without further approval by the Company’s shareholders, except where the amendment: (1) would materially increase the benefits accruing to participants under the Plan; (2) would materially increase the number of securities which may be issued under the Plan, (3) would materially modify the requirements for participation in the Plan or (4) must otherwise be approved by the shareholders of the Company in order to comply with applicable law or rules, including rules of the principal national securities exchange upon which the Shares are traded or quoted.

Change in Control. Awards made prior to March 13, 2014 and those made on or after that date are treated differently. Unless otherwise provided in the applicable evidence of award, awards of options, SARs, restricted stock and restricted stock units granted on or after March 13, 2014 will not become vested and immediately exercisable and restrictions and other conditions will not lapse, expire or terminate should a Change in Control occur unless the participant does not receive a qualifying replacement award. A qualifying replacement award is essentially an award with the same terms as the award it replaces except that it will become fully vested and nonforfeitable and all restrictions will terminate if the participant’s employment is terminated within two years after the Change in Control by the participant for Good Reason or by the participant’s employer other than for Cause or Detrimental Conduct (as such terms are defined in the Plan). Awards of options, SARs restricted stock and restricted stock units granted prior to March 13, 2014 that are outstanding as of the date a Change in

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Proposal 9—Resolution to Approve the STERIS plc Long-Term Equity Incentive Plan, as Amended and Restated Effective August 2, 2016: Summary of the Plan

Control (as defined in the Plan) occurs will become fully vested and immediately exercisable and all restrictions and other conditions prescribed by the Board (or its delegate), if any, with respect to awards granted pursuant to the Plan will lapse, expire or terminate and all such awards will be deemed to be fully earned. Unless otherwise provided in the applicable evidence of award, the performance period applicable to any grant of performance shares or units shall lapse and terminate and any applicable management objectives shall be treated as achieved upon a Chance in Control. The Combination did not constitute a Change of Control under the Plan.

Transferability. Except as otherwise determined by the Board (or its delegate), no award granted under the Plan is transferable by a participant except, upon death, by will or the laws of descent and distribution, and in no event shall an award granted under the Plan be transferred for value. Except as otherwise determined by the Board (or its delegate), option rights and SARs are exercisable during the optionee’s lifetime only by him or her or by his or her guardian or legal representative.

Adjustments. The Plan provides that the Board shall make or provide for such adjustments in the numbers of Shares covered by outstanding option rights, SARs, restricted stock units, performance shares and performance units granted hereunder and, if applicable, in the number of Shares covered by other awards granted pursuant to Section 10 of the Plan and in the option price and base price provided in outstanding option rights and SARs, and in the kind of shares covered thereby, as is equitably required to prevent dilution or enlargement of the rights of participants or optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing, and may take certain other actions with respect thereto.

Detrimental Activity. Participants who engage in Detrimental Activity (as defined) may be required to forfeit any awards granted or return or repay the value of Shares received.

Payment of Par Value. Grantees of Ordinary Shares, Restricted Stock, Restricted Stock Units and CRSUs who receive awards subsequent to the Combination will be required to pay the par value of their Ordinary Shares at such time as the Company may require.

Withholding Taxes. To the extent that STERIS is required to withhold taxes in connection with any payment made or benefit realized by a participant or other person under the Plan, STERIS will withhold from such payment or benefit an amount sufficient to pay such taxes, or may require as a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to STERIS for payment of the taxes required to be withheld.

U.S. Federal Income Tax Consequences

The following is a brief summary of some of the United States income tax consequences to U.S. taxpayers of certain transactions under the Plan based on federal income tax laws in effect on June 1, 2016. This summary is not intended to be complete, should not be used for individual tax planning, and does not discuss state or local tax consequences.

Non-qualified Option Rights. In general: (1) no income will be recognized by an optionee at the time a non-qualified option right is granted; (2) at the time of exercise of a non-qualified option right, ordinary income will be recognized by the optionee in an amount equal to the difference between the fair market

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Proposal 9—Resolution to Approve the STERIS plc Long-Term Equity Incentive Plan, as Amended and Restated Effective August 2, 2016: U.S. Federal Income Tax Consequences

value of the Shares (if unrestricted) on the date of exercise and the option price paid for the Shares; and (3) at the time of sale of the Shares acquired pursuant to the exercise of a non-qualified option right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Option Rights. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option (“ISO”). The exercise of an ISO, however, may result in alternative minimum tax liability. If Shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such Shares is made by such optionee within two years after the date of grant or within one year after the transfer of such Shares to the optionee, then upon sale of such Shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. If Shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such Shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

SARs. No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the cash or the fair market value of any unrestricted Shares received on the exercise.

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the Shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the Shares will have taxable ordinary income on the date of transfer of the Shares equal to the excess of the fair market value of such Shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Stock Units. No income generally will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted Shares on the date that such Shares are transferred or settled in cash with the participant under the award (reduced by any amount paid by the participant for such restricted stock units), and the capital gains/loss holding period for such Shares will also commence on such date.

Performance Shares and Performance Units. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of any unrestricted Shares received.

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Proposal 9—Resolution to Approve the STERIS plc Long-Term Equity Incentive Plan, as Amended and Restated Effective August 2, 2016: U.S. Federal Income Tax Consequences

Section 409A of the Code. Although the Plan is intended to be compliant with the provisions of Section 409A of the Code, to the extent that awards granted under the Plan are considered to provide for the deferral of compensation within the meaning of Section 409A and the rules, regulations and other guidance issued thereunder and any such award fails to comply with Section 409A, the recipient of any such award may be subject to income inclusion, interest and a 20% tax penalty as provided for under Section 409A for noncompliance.

Tax Consequences to STERIS or Subsidiary. To the extent that a participant recognizes ordinary income in the circumstances described above, STERIS or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Registration with the SEC

STERIS intends to file a new or amended Registration Statement on Form S-8 with the Securities and Exchange Commission registering the increase in the numbers of Shares available under the Plan as soon as practicable after approval of the Plan amendment and restatement by shareholders.

Plan Benefits

It is not possible to determine specific amounts and types of awards that may be awarded in the future under the Plan because the granting of awards under the Plan is discretionary. Grants of awards made during fiscal 2016 to named executive officers and directors are described elsewhere in this Proxy Statement.

OUR BOARD OF DIRECTORS AND COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” APPROVAL OF THE STERIS PLC LONG-TERM EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED EFFECTIVE AUGUST 2, 2016.

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PROPOSAL 10—RESOLUTION TO AUTHORIZE OFF MARKET PURCHASES, APPROVE FORMS OF SHARE REPURCHASE CONTRACTS AND APPROVE REPURCHASE COUNTERPARTIES

Under the Act, we may only repurchase our Ordinary Shares in accordance with specific procedures for “off market purchases” of such shares. This is because our shares are listed on the NYSE and, and solely for the purposes of the Act, any repurchase of our Ordinary Shares through the NYSE constitutes an “off market” transaction. As such, these repurchases may only be made pursuant to a form or forms of share repurchase contract approved by our shareholders. In addition, we must only conduct share repurchases through counterparties approved by our shareholders. These approvals, if granted, will be valid for five years.

Approval of the forms of contract and counterparties will not constitute an approval of the share repurchase program or the amount or timing of any repurchase activity. The Company will repurchase shares at its discretion in accordance with any Board approved disclosed share repurchase program. There can be no assurance as to whether the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made.

The forms of agreement attached as Appendix D and Appendix E to this proxy statement provide that the counterparty will purchase shares on the NYSE at such prices and in such quantities and levels as STERIS may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Exchange Act. The minimum purchase price (excluding expenses and any applicable duties or taxes) will be 50% and the maximum purchase price will be 120% of the closing price of the Company’s Ordinary Shares as reported on the NYSE Composite Tape for the business day prior to the day the purchase is made. The agreements provide that the counterparty will purchase the Ordinary Shares as principal and sell any Ordinary Shares purchased to STERIS.

The form of agreement attached as Appendix E to this proxy statement is a form of repurchase plan sometimes referred to as a “10b5-1 plan”. The maximum amounts to be purchased each day, if any, the limit prices for purchases, and the total amount that may be purchased under the agreement will be determined at the time the agreement is executed.

STERIS may only enter into share repurchase contracts with counterparties approved by our shareholders. STERIS therefore seeks approval to conduct repurchases through any of the following counterparties (or their subsidiaries or affiliates) from time to time:

Citigroup Global Markets Inc.

HSBC Securities (USA) Inc.

J.P. Morgan Securities LLC

KeyBanc Capital Markets Inc.

SMBC Nikko Securities America, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mitsubishi UFJ Securities (USA), Inc.

Under the Act, STERIS must seek authorization for share repurchase contracts and counterparties at least every five years. If this proposal is approved, STERIS may repurchase shares pursuant to the form of contracts attached at Appendix D and Appendix E with the approved counterparties until the fifth anniversary of the 2016 Annual General Meeting. If the forms of contract and counterparties do not

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Proposal 10—Resolution to Authorize off Market Purchases, Approve forms of Share Repurchase Contracts and Approve Repurchase Counterparties

receive shareholder approval, we would be required to seek shareholder approval of the forms of contract and counterparties at a future annual general meeting before we would be permitted to make repurchases of the type for which this approval was sought.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE FORMS OF SHARE REPURCHASE CONTRACTS AND THE REPURCHASE COUNTERPARTIES.

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PROPOSAL 11—RESOLUTION TO APPROVE AN OFF-MARKET PURCHASE OF ONE ORDINARY SHARE OF THE COMPANY

Due to English law requirements relating to the structuring of the Combination, STERIS Corporation still owns a single ordinary share in the Company. It was always anticipated that this unit would be repurchased by the Company. The repurchase is, in essence, an administrative matter being undertaken in order to remove STERIS Corporation from the Company’s shareholder register. Any such repurchase requires the approval of shareholders other than STERIS Corporation. The form of agreement is attached as Appendix F.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE OFF-MARKET PURCHASE OF ONE ORDINARY SHARE OF THE COMPANY HELD BY STERIS CORPORATION AND APPROVE THE FORM OF SHARE REPURCHASE CONTRACT.

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PROPOSAL 12—RESOLUTION TO APPROVE THE AMENDMENT OF THE COMPANY’S ARTICLES OF ASSOCIATION

STERIS Corporation received a proposal from James McRitchie and Myra K. Young of Elk Grove, California (the “Proposal”) which was put to a vote of shareholders at STERIS Corporation’s Annual Meeting of Shareholders held on August 27, 2015 (the “2015 AGM”). The Proposal requested that the Board of STERIS Corporation take the steps necessary so that each shareholder voting requirement in STERIS Corporation’s governing documents that called for a greater than simple majority vote was changed to require a simple majority of the votes cast to the extent consistent with applicable law. The Proposal, which was precatory, was approved by STERIS Corporation’s shareholders at its 2015 Annual Meeting of Shareholders.

Under the Company’s current Articles of Association (the “Articles”), all actions by shareholders of the Company require only the vote of a majority of the shares cast provided a quorum is present, other than (1) certain items for which there is a mandatory 75% voting requirement under English law, and (2) a sale of all or substantially all of the Company’s assets which requires an affirmative vote of 66% of the outstanding shares (the “Business Combination Provision”).

The Proposal applied to STERIS Corporation and not to the Company. However, if the Proposal applied to the Company, the Business Combination Provision would be inconsistent with it because it is not required under “applicable law”. The Directors therefore consider it appropriate to amend the Articles so that the adoption or authorization of any Business Combination may be by a simple majority of the votes cast provided a quorum is present.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE COMPANY’S ARTICLES OF ASSOCIATION.

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PROPOSAL 13—RESOLUTION TO RATIFY AND CONFIRM PAYMENT OF THE MARCH 29, 2016 DIVIDEND, RELEASE ANY CLAIMS AGAINST SHAREHOLDERS AND DIRECTORS IN RESPECT THEREOF, AND APPROVE THE COMPANY ENTERING INTO A DEED OF RELEASE WITH RESPECT THERETO

The Company made an interim dividend payment of $0.25 per Ordinary Share to shareholders on March 29, 2016 (the “Interim Dividend”). Under the Act, a company may only pay dividends out of “profits available for distribution” which are its accumulated realized profits less its accumulated realized losses. If the most recent annual U.K. statutory accounts of a company do not show sufficient distributable profits, then interim individual accounts of the company have to be prepared and filed with the U.K. Registrar of Companies before the directors of a company can pay an interim dividend.

While the Company had sufficient available distributable profits to pay the Interim Dividend, it did not prepare and file interim individual accounts of the Company as required by the Act. Consequently, this technical failure violated the Act and the Company could bring a claim against past and present shareholders who received the interim dividend and against the directors of the Company. The Company has no intention to pursue such claims given that the Company had sufficient distributable profits to pay the Interim Dividend.

Accordingly, the proposed shareholder resolution requests shareholders to ratify the payment of the Interim Dividend and to approve the release of the Company’s claims against the shareholders, depositary interest holders and directors and authorizes the Company to enter into a deed of release in favor of the shareholders, depositary interest holders and directors in the form of the deed produced to the Annual Meeting and initialled by the Chairman for the purposes of identification.

Copies of the form of the deed of release may be obtained on written request to the Office of the Company Secretary, STERIS plc, Chancery House, 190 Waterside Road, Hamilton Industrial Park, Leicester, LE5 1Q2, England, United Kingdom. A copy of the form of the deed of release will be available for inspection at the place of the Annual Meeting from at least 15 minutes prior to and until the conclusion of the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE RESOLUTION TO RATIFY AND CONFIRM PAYMENT OF THE MARCH 29, 2016 DIVIDEND, RELEASE ANY CLAIMS AGAINST SHAREHOLDERS AND DIRECTORS IN RESPECT THEREOF, AND APPROVE THE COMPANY ENTERING INTO A DEED OF RELEASE WITH RESPECT THERETO.

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PROPOSAL 14—RESOLUTION TO TRANSACT SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING

The Board is not aware of any business to be acted upon at the Annual Meeting other than that described in this proxy statement. If any other business comes before the Annual Meeting or any adjournment or postponement thereof, the proxy holders (as indicated on the accompanying proxy card or cards) will vote the proxies according to their best judgment with respect to such matters.

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UNLESS OTHERWISE SPECIFIED, THE PROXY HOLDERS WILL VOTE FOR ALL PROPOSALS.

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30    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

BOARD OF DIRECTORS INFORMATION

Board Meetings and Committees

References herein to our Board of Directors and Board Committees, and to Board and Board Committee meetings, include meetings of the Board and Board Committees of STERIS Corporation in respect of the fiscal 2016 periods prior to the Combination and STERIS plc in respect of periods from and after the Combination. Our Board of Directors met ten times during the fiscal year ended March 31, 2016. The Board has four standing committees—the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Compliance Committee. Each committee has adopted a written charter that may be found at the “Corporate Governance” section of http://steris-ir.com. A copy of each charter will also be made available upon a request sent to the Company’s Secretary. From time to time, our Board may also establish various special committees.

AUDIT COMMITTEE

Mr. Lewis, Messrs. Breeden and Edwards, Ms. Feldmann, Dr. Sohi and Mr. Wilson are the current members of the Audit Committee. The Audit Committee provides oversight relating to the integrity of the Company’s financial statements and financial reporting process, including its systems of internal accounting and financial controls, the internal audit process, the annual independent audit of the Company’s annual financial statements, compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and related matters. SEC rules provide that only a person who meets certain independence criteria may serve on the audit committee of a public company. The Board has determined that Messrs. Breeden and Edwards, Ms. Feldmann, Mr. Lewis, Dr. Sohi and Mr. Wilson each meet those independence criteria for audit committee members and that all such members also are independent within the meaning of the NYSE listing standards, and are “financially literate” and have accounting or related financial expertise within the meaning of NYSE listing standards. The Board has further determined that each of Messrs. Breeden and Edwards, Ms. Feldmann, Mr. Lewis, Dr. Sohi and Mr. Wilson qualifies as an “audit committee financial expert” in accordance with Item 407(d)(5)(ii) of Regulation S-K. Mr. Lewis, who is the Committee Chair, was determined to qualify as an audit committee financial expert as a result of the Board’s examination of his education, and other board and audit committee experiences. Mr. Lewis graduated from the University of Chicago, Booth School of Business with an MBA degree in Finance. He served as Chairman and Chief Executive Officer of Lewis & Mundy, a law firm he co-founded, from 1972 to 1982 and 2004 to 2010. In addition, Mr. Lewis has served on the audit committees of four other U.S. public companies, and as audit committee chair of all four of these other public companies. He also serves as Chair of the Audit Subcommittee of a voluntary employee benefits trust with $55 billion of assets.

The Audit Committee met seven times during fiscal 2016. A copy of the Audit Committee’s charter may be found at the “Corporate Governance” section of http://steris-ir.com. A copy will also be made available upon a request sent to the Company’s Secretary.

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Board of Directors Information: Board Meetings and Committees

COMPENSATION COMMITTEE

Mr. Wilson, Messrs. McMullen and Wareham, Sir Duncan Nichol and Dr. Wood are the current members of the Compensation Committee. SEC rules provide that only a person who meets certain independence criteria may serve on the compensation committee of a public company. The Board has determined that Messrs. Wilson, McMullen and Wareham, Sir Duncan Nichol and Dr. Wood each meet those independence criteria for compensation committee members and that all such members are also independent within the meaning of the NYSE listing standards and SEC rules. None of the members of the Compensation Committee had any interlocking relationships with the Company, within the meaning of SEC rules.

The Compensation Committee is responsible for the Company’s general compensation philosophy for senior management, including approval of the compensation of the President and Chief Executive Officer and elements of other senior management compensation. The Compensation Committee’s approval is required for equity grants to the named executive officers and other executive officers under the Company’s 2006 Long-Term Equity Incentive Plan and annual performance bonus payments under the Company’s Management Incentive Compensation Plan and Senior Executive Management Incentive Compensation Plan. In making these decisions, the Compensation Committee considers the recommendations of the President and Chief Executive Officer (with respect to other members of senior management) and the Committee’s compensation consultant. The Compensation Committee also is responsible for providing input and recommendations to the Nominating and Governance Committee regarding nonemployee Director compensation. The Compensation Committee is authorized to and has regularly retained an independent compensation consultant and other advisors to assist with the discharge of its responsibilities. A more detailed description of this process is located under “Executive Compensation—Compensation Discussion and Analysis,” beginning on page 42.

The Compensation Committee met eight times during fiscal 2016. A copy of the Compensation Committee’s charter may be found at the “Corporate Governance” section of http://steris-ir.com. A copy will also be made available upon a request sent to the Company’s Secretary.

NOMINATING AND GOVERNANCE COMMITTEE

Mr. Breeden, Dr. Kosecoff, Mr. Lewis and Dr. Sohi are the current members of the Nominating and Governance Committee. The Board has determined that all members of the Nominating and Governance Committee are independent within the meaning of the NYSE listing standards. The Nominating and Governance Committee provides oversight relating to the administration of the Company’s policies, programs and procedures with respect to: senior management succession planning and other management and organizational development activities; the identification and recommendation of individuals for consideration to become Board members, consistent with criteria approved by the Board; recommendations to the Board of director nominees for appointment or election to the Board of Directors; the development and recommendation to the Board of corporate governance principles applicable to the Board and the Company; overseeing the process for evaluation of governance matters generally, including Board, Board Committees, and CEO evaluations; evaluation of related person transactions and potential conflicts; evaluation of shareholder proposals; and compliance with the Board’s governance guidelines; and assessing and overseeing nonemployee Director compensation, and with the input of the Compensation Committee, making recommendations with respect to compensation of nonemployee Directors for approval by the Board.

The Nominating and Governance Committee met four times during fiscal 2016. A copy of the Nominating and Governance Committee’s charter may be found at the “Corporate Governance” section of http://steris-ir.com. A copy will also be made available upon a request sent to the Company’s Secretary.

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Board of Directors Information: Board Meetings and Committees

COMPLIANCE COMMITTEE

Dr. Kosecoff, Mrs. Feldmann, Messrs. McMullen and Rosebrough, and Drs. Steeves and Wood are the current members of the Compliance Committee. The Compliance Committee provides oversight relating to legal, regulatory, and health, safety and environmental matters, compliance with applicable laws and regulations, and compliance programs and policies. The Compliance Committee met four times during fiscal 2016. A copy of the Compliance Committee’s charter may be found at the “Corporate Governance” section of http://steris-ir.com. A copy will also be made available upon a request sent to the Company’s Secretary.

Meetings

Each director attended more than 75% of the aggregate of all meetings of the Board of Directors and the Committees on which he or she served while in office during fiscal 2016.

Summary Table of Standing Committee Members

The following table summarizes the membership of the Board’s standing Committees during fiscal 2016:

Directors	Audit	Compensation	Compliance	Nominating and Governance
Richard C. Breeden
Bruce A. Edwards
Cynthia L. Feldmann
Jacqueline Kosecoff, Ph.D.
David B. Lewis
Kevin M. McMullen
Sir Duncan K. Nichol
Walter M Rosebrough, Jr.
Mohsen M. Sohi, D.Sc.
Richard M. Steeves
John P. Wareham
Loyal W. Wilson
Michael B. Wood, M.D.

 = Member

 = Chairperson

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Board of Directors Information: Board Meetings and Committees

The Board and Oversight of Risk

The Board has determined that the existing leadership structure, with Mr. Wareham serving as Chairman of the Board and Mr. Rosebrough serving as President and Chief Executive Officer, as well as a director, is currently the most efficient and effective structure for the Company. The Board believes that separation of the Chairman of the Board and CEO roles provides an effective balance between management and director participation in the Board process.

The Board of Directors and each of its standing Committees has oversight with respect to business risks identified by the Company or risks which the Directors may identify or consider based on their experience. Management of the Company is responsible for the operation of the business and the reasonable management of risks that may arise in the course of our business, and must provide the appropriate control environment, and procedures and programs to identify, detect, and reasonably manage risks encountered by the Company. While they do not conduct risk-related audits or implement risk-related procedures, the Board and its Committees endeavor to understand the Company’s strategies and drivers of success, engage in a constructive dialogue with management about potential risks and risk management, and monitor the Company’s internal control and compliance activities. For example: (1) the Audit Committee monitors internal controls; (2) the Compliance Committee monitors quality, regulatory and litigation risks; (3) the Compensation Committee provides risk oversight regarding the Company’s incentive and other compensation programs and practices; (4) the Nominating and Governance Committee provides oversight regarding potential conflicts, governance and succession risks; and (5) the Audit Committee and the Board provide oversight concerning the Company’s enterprise risk management (ERM) process, which is our integrated, process-orientated, approach to managing key business risks. Each Committee also provides reports on risk oversight matters in their area of responsibility to the Board. In providing this oversight, the Board and Committees rely on information, opinions, reports or statements, including financial statements and other data prepared or presented by officers or employees of the Company, legal counsel, independent accountants, or other professional or expert advisors.

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Board of Directors Information: Governance Generally

Governance Generally

Our business is managed by our employees under the oversight of the Board of Directors. Except for Mr. Rosebrough, none of the Board members was an employee of the Company during fiscal 2016. The Board limits membership of the Audit Committee, Compensation Committee and Nominating and Governance Committee to persons determined to be independent non-management directors.

The Board of Directors has established Governance Guidelines that, along with the charters of the Board committees, the Company’s Code of Business Conduct for employees and the Director Code of Ethics, provide the framework for the governance of the Company. Our Governance Guidelines, Code of Business Conduct for Employees, Director Code of Ethics, Board Committee charters and other corporate governance information are available at the Corporate Governance section of http://steris-ir.com. Any shareholder also may request these items in print, without charge, by contacting the Company’s Secretary, c/o STERIS Corporation, 5960 Heisley Road, Mentor, Ohio 44060.

The Board of Directors has charged the Nominating and Governance Committee with helping the Company to remain in the forefront of good corporate governance. The Nominating and Governance Committee is responsible for periodically reviewing and making recommendations to the Board of Directors in connection with the Company’s governance principles and practices.

Independence Standards

The Board believes that independent directors must comprise a substantial majority of the Board. It is expected that at least two-thirds of the Board should be independent. Under our Governance Guidelines, an independent director is one who meets the definition of independence as defined by NYSE listing requirements. A director will not be considered independent if he or she has a material relationship with the Company. Generally, the Board will not consider a director to be independent under the following circumstances:

•	The director is, or has been within the last three years, an employee of the Company, or an immediate family member of the director is, or has been within the last three years, an executive officer, of the Company;

•	The director or an immediate family member has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•	(a) The director or an immediate family member is a current partner of a firm that is our internal or external auditor; (b) the director is a current employee of such firm; (c) the director has an immediate family member who is a current employee of such a firm who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (d) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such firm and personally worked on our audit within that time;

•	The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another entity where any of the present executive officers at the same time serves or served on that entity’s compensation committee;

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Board of Directors Information: Governance Generally

•	The director is a current employee, or an immediate family member is a current executive officer, of an entity that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent of such entity’s consolidated gross revenues; or

•	The director is an executive officer of a charitable organization and, within the last three years, the Company’s charitable contributions in any year to the organization (exclusive of gift-match payments) exceed the greater of $1 million or two percent of the organization’s consolidated gross revenues.

Based upon the foregoing criteria, the Board of Directors determined that all of the following directors are independent within the meaning of NYSE listing requirements: Richard C. Breeden, Bruce A. Edwards, Cynthia L. Feldmann, Jacqueline B. Kosecoff, David B. Lewis, Kevin M. McMullen, Sir Duncan K. Nichol, Mohsen M. Sohi, Richard M. Steeves, John P. Wareham, Loyal W. Wilson, and Michael B. Wood. The Board of Directors also determined that each of the Compensation Committee members meets the additional requirements for independence required to be a member of the Compensation Committee under NYSE listing requirements and applicable law. The Board of Directors also has determined that each of the members of the Audit Committee meets the requirements for independence and financial literacy and possesses the accounting or related financial management expertise required to be a member of the Audit Committee under NYSE listing requirements and applicable law and is an audit committee financial expert as defined in SEC regulations.

Related Person Transactions

During fiscal 2016, we have not been a participant in, and there are not currently proposed, any related person transactions (within the meaning of, and required to be disclosed under, Item 404(a) of Regulation S-K), except as described below in this section.

Our Director Code of Ethics provides that STERIS directors may not receive any loans, consulting fees, or other material personal profit or benefit in connection with any transaction involving STERIS, other than compensation, expense payments and committee fees as a director (or in the case of a director employed by the Company, compensation as an employee), as approved by the full Board. Other than such payments, a director must disclose to the Company’s General Counsel any transaction, or proposed transaction, between a STERIS entity and the director, a member of the director’s immediate family, or a business the director or an immediate family member owns, controls, or has a substantial interest in. Directors also may not have a personal or family financial interest in any STERIS supplier, customer, consultant, reseller or competitor that has a reasonable potential for causing a conflict of interest or divided loyalty, or resulting in material personal gain.

Our Code of Business Conduct for employees requires that relationships with third parties, as well as all business decisions, be based on what is required by law and in the best interests of STERIS, and not be motivated or influenced by personal considerations. This Code also requires that employees discuss with their supervisor or the STERIS Legal Department any activity that might create a conflict of interest, including personal financial interests that might reasonably affect their business judgment on behalf of the Company. Our Conflicts of Interest Policy also contains prohibitions with respect to conflicts of interest or transactions involving personal financial gain.

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Board of Directors Information: Governance Generally

In addition, our Board has adopted a policy with respect to related party transactions. In general, this policy requires that all transactions or proposed transactions between the Company and a related party that exceed $120,000 and in which the related party has a direct or indirect material interest, be disclosed to and ratified or approved by the Nominating and Governance Committee or by disinterested members of our full Board. Under this policy, related parties include all of our Directors and executive officers and their immediate family members, and entities owned (more than 5% ownership) by a Director, executive officer or their immediate family members. In fiscal year 2016, there were no related party transactions between us and related parties that required ratification or approval under this policy, except as described below.

On October 26, 2015, in connection with the consummation of the Combination, Dr. Richard Steeves, Group Executive Officer and Director of Synergy, elected to exercise employee stock options and hold the resulting Synergy shares. This exercise created an obligation on the part of Dr. Steeves totaling £3.1 million for income taxes and United Kingdom National Insurance contributions to be remitted by Synergy on his behalf, as well as the option exercise price. Synergy’s past practice, when requested by the employee who elected to exercise stock options and hold the resulting shares, was to pay income taxes and U.K. National Insurance contributions when due and obtain reimbursement from the employee for such taxes and the option exercise price within 90 days from the date of remittance. Upon completion of the Combination on November 2, 2015, Dr. Steeves ceased to be the Group Executive Officer and a Director of Synergy and became a non-executive Director of STERIS plc.

Pursuant to the terms of the Combination, Dr. Steeves received STERIS plc shares and cash proceeds on November 6, 2015 in exchange for his Synergy equity holdings. The amount of the cash proceeds was £1.25 million, which was retained by Synergy and applied to his obligation, thereby reducing it to £1.86 million. Synergy remitted the £3.1 million of income taxes and U.K. National Insurance contributions to the appropriate United Kingdom agencies on November 20, 2015. Dr. Steeves remitted the balance of £1.86 million to Synergy on January 27, 2016 in satisfaction of his obligation to reimburse Synergy for the sums remitted by Synergy on his behalf. The arrangement between Dr. Steeves and Synergy effectively created a receivable that, under U.S. GAAP, was considered a loan. Loans by a public company to its executive officers and directors are prohibited under the Sarbanes-Oxley Act of 2002 and are also prohibited by the Company’s corporate governance policies and procedures. STERIS Corporation was not aware at the time of the closing of the Combination that Synergy had agreed to defer to a later date Dr. Steeves’s obligation to reimburse the income taxes and U.K. National Insurance contributions and the option exercise price. Senior management learned of the arrangement when it was identified in the Company’s quarterly internal controls processes. Dr. Steeves did not make any payments of interest on the amounts owed. These transactions were not reviewed in advance, approved or ratified by the Company’s Nominating and Governance Committee, Audit Committee or Board of Directors.

Governance Guidelines

Our Board adopted its Governance Guidelines to assist primarily with the proper management and governance of the activities of the Board. The following is a summary of those Guidelines. A complete copy of the Governance Guidelines may be found at the “Corporate Governance” section of http://steris-ir.com.

Term—There is no limitation on the number of terms a Director may serve. However, the Nominating and Governance Committee will not ordinarily recommend a nominee for election for a term beginning on or after the nominee’s 75th birthday unless it has determined that under the

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Board of Directors Information: Governance Generally

circumstances such nomination would be in the best interest of the Company and its shareholders. The Nominating and Governance Committee made this determination with respect to Sir Duncan K. Nichol.

Annual Meeting of Shareholders—The Board of Directors encourages all of its members to attend the Annual Meeting of Shareholders. All of the current Directors who were STERIS Corporation Directors attended in person or telephonically the 2015 Annual Meeting of Shareholders.

Executive Sessions—The independent Directors of the Board will meet separately as a group at least every other regularly scheduled Board meeting. The Chairman or Lead Director (if the Chairman is not independent) will assume the chair of the meetings of independent Directors and assume such further tasks as set forth in the Governance Guidelines and as the independent Directors may determine from time to time. As indicated under “Independence Standards” above, the current Chairman has been determined to be independent.

Authority—Each member of the Board has complete and open access to management. Board members are expected to use their judgment so as to not distract management from the day-to-day operation of the Company. The Board and each Committee have the authority to obtain advice, reports or opinions from internal and external counsel and expert advisors and have the power to hire independent legal, finance and other advisors as they may deem necessary, without consulting with, or obtaining approval from, any officer in advance.

Board and Committee Evaluations—The Board has conducted self-evaluations as well as individual director evaluations to assess the effectiveness of the Board and its members. The Chairman (or Lead Director, if the Chairman is not independent) and the Nominating and Governance Committee coordinate these evaluations. The purpose of these self-evaluations is to increase the effectiveness of the Board and each Committee, as well as their individual members. Changes in Board committee structure, if any, are to be evaluated and recommended by the Nominating and Governance Committee, but require the concurrence of the full Board.

Majority Voting—If an incumbent nominee for Director in an uncontested election does not receive the vote of at least the majority of the votes cast at any meeting for the election of Directors at which a quorum is present, and no successor has been elected at such meeting, the Director will promptly offer his or her resignation as a Director to the Board of Directors. A majority of votes cast for the purposes of this provision means that the number of shares voted “for” a Director’s election exceeds 50% of the number of votes cast with respect to that director’s election.

The Nominating and Governance Committee will make a recommendation to the Board regarding whether to accept or reject the offered resignation or whether other action should be taken. The Board will consider the offer of resignation and disclose its decision regarding the offer and the rationale for its decision within 90 days from the date of the certification of the election results. If an incumbent Director’s offer of resignation is not accepted by the Board, such fact will be promptly communicated to the Director and such Director will continue to serve until a successor is duly elected, or such Director’s earlier resignation or removal.

If a director’s resignation is accepted by the Board then the resignation will be effective as of the date of acceptance, and the acceptance will be promptly communicated to the Director. If a Director’s resignation is accepted in the foregoing circumstances, or a director otherwise resigns or is removed or fails to be re-nominated, then the Board, in its sole discretion, may fill any resulting vacancy, or may decrease the size of the Board of Directors, pursuant to the Company’s Code of Regulations. If an election of directors is contested, a plurality voting standard shall apply to all directors.

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Board of Directors Information: Governance Generally

New Director Orientation—All new Directors will be provided an orientation to acquaint them with the Company’s business, strategies, long-range plans, financial statements, the Governance Guidelines, and the Director Code of Ethics. New Directors will also be introduced to our senior management, internal auditor, and independent auditor. In addition, from time to time, Directors will receive information and updates on legal and regulatory changes that affect the Company, its employees and the operation of the Board. The Nominating and Governance Committee will from time to time make other recommendations regarding further educational opportunities for directors.

Attendance at Meetings—In order to effectively oversee management, all Directors are expected to attend Board meetings and meetings of committees of which they are members. In discharging this oversight obligation, directors may reasonably rely on the integrity of management and the independent auditor. Directors who attend less than 75% of Board meetings and meetings of committees of which they are members for two consecutive years will be subject to assessment by the Board to determine continued eligibility for directorship.

Shareholder Communications—Shareholders and other interested parties may communicate with the Board of Directors as a group, with the non-management directors as a group, or with any individual director by sending written communications to the Company, c/o STERIS Corporation, 5960 Heisley Road, Mentor, Ohio 44060-1834, Attention: Secretary. Complaints regarding accounting, internal accounting controls, or auditing matters will be forwarded directly to the chairperson of the Audit Committee. All other communications will be provided to the individual Directors or group of Directors to whom they are addressed. Communications that are considered to be improper for submission to the intended recipients will not be provided to the directors. Examples of communications that would be considered improper for submission include, without limitation, solicitations, routine customer matters, communications that do not relate, directly or indirectly, to our business and communications that relate to improper or irrelevant topics.

Insider Trading Policy—Hedging and Pledging of Company Securities

The Company maintains an Insider Trading Policy which restricts activities in or relating to Company stock by Directors, executive officers and employees and their respective related persons. These restrictions include advance clearance requirements for Directors and executive officers for all transactions as well as “blackout” provisions. In addition, the Policy imposes blanket prohibitions for Directors, executive officers, employees and their respective related persons on a number of types of transactions relating to Company stock, including short sales, option trading, hedging and pledging (including margin purchases of Company stock).

STERIS Ethics Line

Employees have been instructed that if they have any questions or concerns about compliance with the Company’s Policies, applicable laws, or principles as outlined in the STERIS Code of Business Conduct, or are unsure of the “right thing” to do, they should talk with their supervisor, their local or Corporate Human Resources department personnel, STERIS’s Senior Vice President and Chief Compliance Officer, Internal Audit or the STERIS Legal Department, or submit a report to the STERIS Ethics Line.

The STERIS Ethics Line does not replace other communication channels already in place. However, if employees have an issue regarding an ethics or compliance related matter, or believe they cannot communicate effectively using existing internal channels, they are instructed by the Code of Business Conduct to call the STERIS Ethics Line. Reports on the STERIS Ethics Line may be made anonymously and without reprisals for matters reported in good faith.

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Board of Directors Information: Independent Registered Public Accounting Firm

Independent Registered Public Accounting Firm

Ernst & Young LLP was appointed as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016, by the Audit Committee of the Board of Directors. A representative of Ernst & Young LLP is expected to be present at the 2016 Annual Meeting with an opportunity to make a statement if so desired and to answer appropriate questions with respect to that firm’s audit of the Company’s financial statements and records for the fiscal year ended March 31, 2016.

The Audit Committee has adopted policies and procedures which are intended to control the services provided by Ernst & Young LLP and to monitor their continuing independence. Under these policies, the Audit Committee must pre-approve all services performed by Ernst & Young LLP. In addition, the Audit Committee may delegate authority to grant certain pre-approvals to a member of the Committee. Pre-approvals granted by a member of the Committee are reported to the full Audit Committee at its next regularly scheduled meeting.

The aggregate fees for professional services by Ernst & Young LLP for the Company and for STERIS Corporation for the fiscal years ended March 31, 2016 and March 31, 2015 were:

	Years Ended March 31,
	2016	2015
Type of Fees	(in thousands)
Audit Fees	$4,833	$3,114
Audit-Related Fees	73	1,065
Tax Fees	2,603	1,940
All Other Fees	0	0
Total	$7,509	$6,119

All of the services provided by Ernst & Young LLP in fiscal year 2016 were pre-approved in accordance with the Audit Committee’s pre-approval policies and procedures described above. In the above table, “Audit Fees” are fees paid to Ernst & Young LLP for professional services for the audit of the Company’s and STERIS Corporation’s consolidated financial statements included in Form 10-K and in the Company’s U.K. Annual Report and review of financial statements included in Form 10-Qs, for the audit of the Company’s and STERIS Corporation’s internal control over financial reporting and for services that are provided by the accountant in connection with statutory audits; “Audit-Related Fees” include fees billed by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s and STERIS Corporation’s financial statements, benefit plan audits and advisory services as well as due diligence and attestation services provided in connection with proposed acquisitions; and “Tax Fees” include fees for tax compliance, tax advice and tax planning primarily related to proposed acquisitions.

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Board of Directors Information: Report of the Audit Committee

Report of the Audit Committee

The Board of Directors of the Company has adopted a written Audit Committee charter. The Audit Committee has been established in accordance with the Exchange Act. Based on the review and determination of the Board, members of the Audit Committee meet the financial literacy and independence criteria to serve on the audit committee of a public company.

The Audit Committee has reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the audited financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the year ended March 31, 2016 and U.K. Annual Report. The Audit Committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed pursuant to the Auditing Standard No. 16.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP their independence. The Audit Committee has also concluded that Ernst & Young LLP’s provision of non-audit services to the Company is compatible with their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016 filed with the Securities and Exchange Commission.

The Audit Committee has selected a successor global engagement partner from the Company’s independent registered public accounting firm to replace the current retiring global engagement partner. The Audit Committee also evaluated the independent registered public accounting firm in connection with its reappointment of the firm for fiscal 2017 and recommendation that the Company’s shareholders ratify the reappointment. In addition, a self-evaluation has been conducted by the Audit Committee.

Audit Committee of the Board of Directors

David B. Lewis—Chair

Richard C. Breeden

Bruce A. Edwards

Cynthia L. Feldmann

Mohsen M. Sohi

Loyal W. Wilson

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

COMPENSATION COMMITTEE OVERVIEW

The Compensation Committee of our Board of Directors, which we refer to throughout this Compensation Discussion and Analysis as the Committee, is responsible for approving the compensation, benefits and perquisites of the President and Chief Executive Officer (to whom we refer as CEO) and senior management, and our general compensation philosophy. The Committee also approves annual equity grants available under our equity incentive compensation plan for eligible employees, as well as cash bonus payments to senior management and the maximum amount payable under our annual management cash bonus plans, based upon performance criteria established by the Committee under those plans. The Committee has regularly retained an independent compensation consultant and other advisors to assist with its responsibilities. Each member of the Committee satisfied the independence standards of the SEC and NYSE.

References throughout this Compensation Discussion and Analysis to the Compensation Committee mean the Compensation Committee of STERIS Corporation in respect of periods prior to the Combination and the Compensation Committee of STERIS plc for periods from and after the Combination. The Compensation Committee members immediately prior to the Combination remained on the Committee after the Combination and Sir Duncan K. Nichol was added as a member. References herein to the Board mean the Board of Directors of STERIS Corporation in respect of periods prior to the Combination and the Board of Directors of the Company in respect of periods from and after the Combination. All references herein to the Company mean STERIS Corporation in respect of periods prior to the Combination and STERIS plc in respect of periods from and after the Combination unless otherwise specified.

General Compensation Philosophy

Our management compensation programs are designed to align management’s interests with the long-term interests of shareholders and to support and promote the achievement of our goals and objectives by helping to recruit and retain executive talent required to successfully manage our business. Our management compensation programs seek to align compensation with individual and Company performance to achieve the goals and objectives of the business by providing and balancing incentives for annual financial performance as well as the generation of long-term value, growth and profitability. Therefore, management compensation is generally structured to provide a significant portion of the compensation opportunity on the basis of the long-term performance of STERIS stock, as well as business performance and other factors that influence shareholder value. The Committee believes that the design of our executive compensation program provides appropriate incentives and alignment with shareholders.

Some of the recent executive compensation practices adopted or supported by the Committee include:

•	Eliminating all change in control agreements, including the related tax gross-ups;

•	Adopting a new Senior Executive Severance Plan with less generous severance provisions, including a double trigger to receive benefits as a result of changes in control, and no tax gross-ups (see “Senior Executive Severance Plan” beginning at page 69);

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Executive Compensation: Compensation Discussion and Analysis

•	Terminating the CEO’s Employment Agreement, including the Company severance obligations contained therein, and covering him under the less generous provisions of the Senior Executive Severance Plan;

•	Modifying the Company’s 2006 Long-Term Equity Incentive Plan to substitute double trigger vesting for single trigger vesting following changes in control for equity awards made after March 12, 2014;

•	Imposing a blanket prohibition on the hedging and pledging of Company securities by all Company employees and directors;

•	Modifying the Company’s officer share ownership guidelines to reflect prevailing market practices that include automatic adjustments for changing circumstances, and to impose more demanding ownership requirements for the CEO and CFO;

•	Establishing a new peer group, containing companies with financial and other metrics more reflective of those of STERIS giving effect to its increase in size due to the Combination, for use in benchmarking compensation for fiscal years subsequent to 2016; and

•	Establishing a new STERIS plc Senior Executive Severance Benefit Plan providing uniform benefits to senior executives of STERIS Corporation and Synergy Health.

The Committee has determined that the Company’s employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. This determination was based in part on a review of compensation practices and programs conducted by the Committee’s compensation consultant, Pay Governance LLC (“Pay Governance” or “Consultant”) and by management, with risk being evaluated from several perspectives, including award time horizons, award limitations, metric structure, metric alignment with business strategy, payout cliffs, long-term incentive mix and other practices or policies that mitigate risk-taking. Other risk mitigating factors reviewed included clawbacks, stock ownership guidelines and stock retention policies, anti-hedging and pledging policies and equity grant practices, as well as more specific factors with respect to sales and service incentive plans.

The Committee believes that it must maintain flexibility in establishing compensation practices to allow it to address compensation trends, competitive issues, business needs, industry and the broader economic environment, and special situations that will be encountered in the recruitment, retention, and promotion of employees. Therefore, the compensation practices approved by the Committee will likely vary from year to year and from person to person, depending on the particular circumstances.

The Committee voluntarily solicited the input of shareholders regarding our executive compensation program at our 2010 Annual Meeting of Shareholders through a non-binding advisory “say on pay” proposal, and since that time has continued to seek shareholder input on our executive compensation in accordance with the provisions of the Dodd-Frank Act at each Annual Meeting of Shareholders.

The Company also is asking its shareholders this year to approve a Director Remuneration Policy for its executive and non-executive Directors and to approve on a non-binding advisory basis the other portions of the Director Remuneration Report included in the Company’s U.K. Annual Report.

Consideration of 2015 Say-on-Pay Vote Results

The Committee reviewed the results of our 2015 “say-on-pay” vote, in which our named executive officer compensation was supported by more than 98% of the shares voted. After taking into

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Executive Compensation: Compensation Discussion and Analysis

consideration the strong support for our executive compensation program reflected in our annual say-on-pay vote results, the Committee decided to continue to apply the same philosophy, compensation objectives and governing principles as it has used in recent years when making subsequent decisions or adopting subsequent policies regarding named executive officer compensation. Also after taking into consideration this strong support, the Committee decided to continue using the same executive pay structure of base salary, cash bonus and mix of restricted stock and options.

Effect of the Combination on Our Executive Compensation Programs

As described above, on November 2, 2015, we completed our corporate redomiciliation and acquisition of Synergy Health plc (which we refer to in this proxy statement as the “Combination”). Pursuant to the Combination, STERIS Corporation became a wholly-owned indirect subsidiary of the Company and Synergy Health plc became a wholly-owned subsidiary of the Company. Certain of the compensation actions and decisions that we made during fiscal 2016, such as the termination of our Management Incentive Compensation Plan and Senior Executive Management Incentive Compensation, and adoption of new Management Incentive Compensation and Senior Executive Management Incentive Compensation plans, as more fully described below, were taken due to the effect of the Combination on our executive compensation program.

Process for Determining Senior Management Compensation

Senior management compensation is generally reviewed and established on an annual basis by the Committee. Our fiscal year ends on March 31. Therefore, Committee members typically begin the assessment of compensation for senior management near the end of the fiscal year. The Committee typically meets again early in the new fiscal year to evaluate the performance of the Company and our named executive officers, and based on that evaluation of Company performance and individual evaluations, to determine bonus amounts, if any, for the recently completed fiscal year, and finalize base salaries, set bonus criteria, and approve equity awards for senior management for the new fiscal year.

For fiscal year 2016, the Consultant assisted with the annual compensation reviews, providing historical and prospective views regarding total compensation for our executive officers. The Consultant reports to the Committee for senior management compensation matters and is charged with providing the Committee with competitive pay data and compensation trends, analysis and recommendations. Base salaries, cash bonus levels, equity compensation, and total compensation of senior management are examined against data from multiple sources and surveys developed and provided by the Consultant, as described below. The Committee currently targets the payment of base salaries, cash bonuses and equity compensation and total direct compensation within a general range of 10% above or below the market median of those components. Similarly, target cash bonus opportunities and target equity incentive opportunities are designed to reflect market median targets. This is a guideline around which there is likely to be variation, depending on individual factors and business results. Factors used in the process of assessing and determining senior management compensation include individual and team performance, scope of responsibilities and accountability, competitive and other industry compensation data, special circumstances and expertise, business performance, and comparison with compensation of our other senior managers. The CEO also provides recommendations to the Committee for compensation adjustments for the other senior managers.

The Committee and the Consultant review market data relating to compensation to help assess the compensation of our senior executives, including each of the named executive officers. This review

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includes the Consultant’s analysis of proxy data from certain healthcare equipment and supply companies similar in size to the Company (see peer listing below), information derived from multiple general compensation surveys, including companies from across industries, and other executive compensation data maintained by the Consultant. This data includes peer companies with a focus on healthcare equipment and supplies (see listing below) and public operating companies primarily from the S & P Composite 1500, adjusted by the Consultant to reflect the Company’s revenue. Peer group data is used for executive pay benchmarking purposes for the Company’s CEO and CFO. The public operating company survey data also is utilized for executive pay benchmarking purposes for the Company’s CEO and CFO, as well as for all of the other named executive officers. The Committee evaluates this data with the assistance of the Consultant to develop a target and related range for each of base salary, incentive compensation (cash bonus), and long-term equity compensation, as well as total direct compensation, for each executive position that reflects market median pay (overall and by each element), consistent with the Company’s pay philosophy. In the fourth quarter of fiscal 2015, the Consultant reviewed the peer group used for executive pay benchmarking purposes for the Company’s CEO and CFO for fiscal 2016. The Consultant regularly reviews the group to provide consistency in assessing and administering the Company’s pay program. In selecting recommended peers, the Consultant focuses on companies that are in the health care equipment and supply industries, markets which reflect the Company’s primary business and where we often compete for senior executive talent. More specifically, the Consultant looks primarily for companies manufacturing durable medical goods and medical consumables. Also in selecting potential peers, the Consultant uses several factors including company size and scale, generally ranging from one-half to two times the corresponding measures for STERIS: Factors considered to construct the peer group used for fiscal 2016 included the following:

•	Revenue between $750 million and $3.2 billion

•	Total assets between $1.0 billion and $8.5 billion

•	Employees between 2,700 and 13,000

•	Market capitalization between $500 million and $19 billion

No relative weighting is given to any one of these factors in determining peers. Rather, potential peer companies were included based on how well they meet all of these factors. In constructing the peer group the Consultant also endeavors to obtain a median peer company that reflects the Company’s size.

As a result of this analysis and further review for fiscal 2016, the Consultant identified the following companies to generate this peer group comparison compensation data for the Committee for fiscal 2016 and the Committee approved the recommended companies:

• Bio-Rad Laboratories	• Hill-Rom Holdings, Inc.	• ResMed Inc.
• Bruker Corporation	• Hologic	• Sirona Dental Systems Inc.
• CR Bard, Inc.	• IDEXX Laboratories Inc.	• Teleflex Incorporated
• CONMED Corporation	• Integra Life Sciences	• Varian Medical Systems Inc.
• Dentsply International Inc.	• Intuitive Surgical, Inc.	• Waters Corp.
• Edwards Lifesciences Corp.	• Invacare Corporation	• West Pharmaceutical Services
• Haemonetics Corp.

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Based on the analysis described above, there were no changes to the peer group companies for fiscal 2016. All of the peer group companies operate businesses similar to STERIS and to varying degrees met the Company’s peer group size criteria. On balance, STERIS’s financial and other criteria at the end of fiscal 2015 generally fell within a reasonable range around the peer group’s medians in terms of annual revenue (STERIS: $1.9 billion vs. peers $1.8 billion), employees (STERIS: 8,000 vs. peers 6,000), assets (STERIS: $1.9 billion vs. peers $2.4 billion), and market cap (STERIS: $4.0 billion vs. peers $4.8 billion). Once the peer group is constructed, the Consultant continues to periodically review with the Committee changes in the revenue, employee, asset and market cap metrics of the peer group members relative to changes in the same metrics for STERIS to assess whether STERIS’s metrics continue to fall within a reasonable range around the peer group’s medians. As a result of the Combination and consequent change in the Company’s revenues and other metrics, the Consultant recommended, and the Committee approved, a new peer group for fiscal 2017, which we expect to discuss in our fiscal 2017 proxy statement.

Executive Compensation Summary for Fiscal Year 2016

The Company’s named executive officers for fiscal 2016, as shown in the Fiscal 2016 Summary Compensation Table appearing on page     , are as follows:

•	Walter M Rosebrough, Jr., President and CEO

•	Michael J. Tokich, Senior Vice President, CFO and Treasurer

•	Sudhir K. Pahwa, Senior Vice President, Infection Prevention Technologies

•	J. Adam Zangerle, Vice President, General Counsel, and Secretary

•	Daniel A. Carestio, Senior Vice President, Applied Sterilization Technologies and Life Sciences

The Committee’s consideration of the primary elements of compensation (base salary, incentive compensation (cash bonus) and equity compensation) for all of the named executive officers is based upon a combination of common criteria and measures applicable to all of the officers, as well as individual goals and objectives applicable specifically to each officer. For fiscal 2016, the Committee considered and applied a number of common criteria and measures to evaluate the named executive officers, including:

•	consolidated Company as well as business unit financial performance,

•	prior individual performance and compensation,

•	the complexity and scope of responsibilities of the officer’s position, as well as any changes in the officer’s role, responsibilities or duties,

•	the officer’s overall experience as well as experience with STERIS,

•	market and survey data developed by the Consultant, and

•	the CEO’s assessments and recommendations regarding individual performance (or in the case of the CEO, the Committee’s evaluation of his individual performance).

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Individual goals and objectives varied for each named executive officer based on his area of responsibility. Although these goals and objectives are all considered important, they are not assigned any particular weight for incentive compensation purposes. In fiscal 2016:

•	Mr. Rosebrough’s individual goals and objectives related to acquisitions, legal and regulatory compliance, Customer relations, quality, new product introduction, employee relations and retention, organizational development, safety, process improvement, and profit and cash flow performance.

•	Mr. Tokich’s individual goals and objectives related to financial reporting and compliance, working capital initiatives, Customer relations, investor relations, cost management, acquisitions, information technology initiatives, employee relations and retention, business strategy initiatives and safety performance.

•	Mr. Pahwa’s individual goals and objectives related to acquisitions and integration, regulatory compliance, business unit financial performance, business unit organizational leadership, Customer relations, employee relations and retention, new product introduction, quality leadership, profit and cash flow and safety performance.

•	Mr. Zangerle’s individual goals and objectives related to acquisitions, legal and regulatory compliance, Customer relations, employee relations and retention, and safety performance.

•	Mr. Carestio’s individual goals and objectives related to acquisitions and integration, regulatory compliance, business unit financial performance, business unit organizational leadership, Customer relations, employee relations and retention, new product introductions, quality leadership, profit and cash flow and safety performance.

As CEO, Mr. Rosebrough has the broadest complexity and scope of responsibilities, as he has oversight for all aspects of our operations. All of our named executive officers, as well as other senior managers, report directly to Mr. Rosebrough. As a result of these various factors, individual performance against these factors, the individual’s roles and scope of responsibilities, and the Company’s performance, each element of compensation will necessarily vary between the named executive officers.

The Committee believes that our underlying executive compensation program is appropriate to reflect annual financial performance as well as rewarding and motivating behaviors that can create long-term shareholder value. For fiscal year 2016, the Committee evaluated the performance of the named executive officers, applying in each case the common criteria and measures and individual goals and objectives described above, as well as the Company’s actual performance against the targeted financial performance for payment of the incentive compensation. As a result, the Committee approved the fiscal year 2016 compensation described in the following pages for each of the named executive officers.

Principal Components of Compensation for Named Executive Officers

For the named executive officers, our compensation program is designed to recruit and retain management and align compensation with individual and Company performance on both an annual and longer-term basis. In addition, compensation of our named executive officers is generally structured to provide a significant portion of the compensation opportunity on the basis of the long-term performance of STERIS stock, as well as business performance and other factors that influence

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shareholder value. Based on this general compensation philosophy, the Committee has established compensation for our named executive officers consisting of the following principal components:

•	base salary;

•	annual incentive compensation (cash bonus);

•	long-term equity incentive compensation (generally stock options and restricted shares); and

•	benefits and perquisites.

The chart below illustrates the relative opportunity between base salary, restricted stock and performance based compensation (annual incentive compensation and stock options) of the named executive officers for fiscal 2016. Values shown in the chart for restricted stock and stock option awards reflect the fair market value based upon the NYSE composite closing price and the grant date fair value under FASB ASC topic 718, respectively, as of the effective dates of grant. The Company does not have a prescribed pay mix it uses to deliver compensation. Rather, the differences in pay mix between the named executive officers are driven purely by market median pay levels that are used to determine named executive officer target pay opportunities, consistent with the Company’s pay philosophy and objectives.

Base Salary:

Base salary for the CEO and other named executive officers is considered a basic component of executive compensation which is necessary to recruit and retain senior managers. In addition, base salary is intended to support compensation practices that are competitive among medical device, hospital supply, pharmaceutical, and other industrial, manufacturing and service companies which we draw from and compete with for executive talent.

The payment of base salary is not directly tied to achievement of pre-established financial goals. The Committee considers a number of factors in determining base salary, including previous individual performance, the Consultant’s data regarding compensation trends and practices, base salaries paid by other medical device, hospital supply, and other public operating companies, the complexity and responsibility of the executive’s position, and the executive’s overall experience and achievements against objectives, as well as the general and industry market for executive talent. While the market

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median may serve as a general guideline, other factors such as experience, time in position, complexity of functions, competitive environment, special skills and past performance are also considered. The Committee believes that base salaries for executives with significant experience and strong past performance should generally fall within the range of plus or minus 10% of the market median for similar positions of public operating companies based on survey data. Based on these considerations and the Company’s fiscal year operating plan (including the Company’s planned merit increase budget), information from the Consultant, and recommendations of the CEO with respect to compensation adjustments for the other named executive officers, the Committee determines the appropriate salary level for the named executive officers. Changes in salary levels are generally effective at the end of the first fiscal quarter or beginning of the second fiscal quarter. The Board of Directors also reviews the compensation actions of the Committee.

With respect to our CEO, the Committee, at the CEO’s request, has generally maintained his annual base salary at a conservative level relative to median peer CEO compensation. As a result, his salary has only been increased twice since joining the Company in 2007. His second base salary increase from $800,000 to $825,000 was effective in the second quarter of fiscal 2016. His salary increase reflected the Committee and Board’s assessment of his individual performance, the fact that his salary was below peer median, his salary increase recommendations for other senior executives, and the Company’s overall salary increase budget for executives and other associates. The survey data from the compensation consultant indicates that Mr. Rosebrough’s base salary continues to remain below the market median for similar positions according to the survey data for both general industry and industry peers.

With respect to the other named executive officers, the Committee applied the common criteria and results of individual performance objectives described above under Executive Compensation Summary, including the evaluation and recommendation of the CEO regarding individual performance results as well as the survey data from the Consultant, to assess base salaries for each officer. Base salaries for all of these officers for fiscal 2016 were within a range of ten percent above or below the market median of the Company’s peers, for their respective positions, which the Committee found acceptable.

Annual Incentive Compensation (cash bonus):

Annual incentive compensation (or cash bonus) is considered necessary to attract and retain key employees and is designed to reward performance that results in shareholder value creation. For the named executive officers, this incentive compensation is cash-based and is determined by the Committee with a focus on the annual financial performance of the Company’s business in its entirety, and the officer’s individual performance against goals and objectives. Our annual incentive compensation program is intended to reward performance when financial objectives are achieved and motivate and help retain qualified individuals who have the opportunity to influence future results, advance business objectives, and enhance shareholder value. This element of compensation is designed to provide competitive awards when financial performance and personal objectives are achieved or exceeded, or a reduced award or no award when these objectives are not achieved.

Annual incentive compensation is generally based on a weighted formula of selected financial targets. An individual’s annual incentive compensation target under the STERIS Corporation Management Incentive Compensation Plan or the STERIS Corporation Senior Executive Management Incentive Compensation Plan (which we sometimes refer to collectively in this Compensation Discussion and

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Analysis as the Plans or Bonus Plans), is expressed as a percentage of base salary. The incentive compensation opportunity increases with the level of responsibility. For fiscal 2016, the target bonus for our CEO was 100% of his base salary rate for the fiscal year, slightly below market median levels for target bonuses for CEOs of other similar companies. This target bonus level for Mr. Rosebrough was fixed at the time he first joined the Company and has remained unchanged through the end of fiscal 2016. His bonus was based on performance against full year fiscal 2016 financial objectives, and could range from 0% to 200% of base salary based on actual performance against the established financial objectives, with the Committee having discretion to reduce (but not increase) Mr. Rosebrough’s bonus based upon performance against individual objectives. For other named executive officers, target bonus percentages ranged from 50% to 70% of base salary for the fiscal year. Messrs. Tokich, Pahwa, Zangerle and Carestio’s percentages were reflective of or below market median targets for individuals in similar roles. Annual incentive payments for each could range from 0% to 200% of target, based on actual performance against the established financial objectives and individual performance against personal objectives. The Consultant’s survey data also indicated that the Company’s incentive compensation maximum payment opportunities were consistent with market norms. Target bonus percentages and incentive compensation caps are reviewed annually by the Committee with the Consultant and compared to the Consultant’s survey data.

Financial targets for the Plans generally are established annually based on our operating plan financial metrics for the fiscal year as reviewed with the Committee and approved by the Board. Each year, the Committee and the Board evaluate our annual operating plan and consider financial metrics important to shareholder value and designed to support the overall strength and success of our business. After consideration of the Consultant’s compensation data, the recommendation of management, and approval of the Company’s operating plan, certain Company financial performance metrics are identified and approved by the Committee to establish criteria for calculating bonus compensation targets under the Plans. The Bonus Plans are generally designed to set target bonus opportunities to reflect the market median for comparable positions and are sufficient to produce median cash bonus compensation if target results are achieved. Bonus opportunities are structured to be sufficient to produce top quartile cash compensation when maximum goals are achieved. If threshold levels of performance are not achieved, executives earn no bonus and their resulting compensation levels are in the bottom quartile. The foregoing performance to compensation relationships are all consistent with the Company’s pay-for-performance philosophy.

Consistent with STERIS’s practices for the past several years, for fiscal year 2016 the Committee determined the applicable overall financial metrics to be:

•	earnings before interest and taxes (EBIT), and

•	free cash flow (which we define as cash flow from operating activities less purchases of property, plant, equipment and intangibles, net, plus proceeds from the sale of property, plant, equipment and intangibles), excluding in each case the effect of amounts related to the following special items that the Committee considers not representative of ongoing operations: impairment and restructuring charges, gains or losses on sales of assets outside the ordinary course of business, gain or loss on sales or divestiture of a subsidiary, costs associated with divestiture of discontinued operations, acquisition-related costs, and special or one-time regulatory, tax, litigation, settlement, pension, benefit, or governmental charges, costs or expenses, and the effects of other such items. We chose the two metrics, EBIT and

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free cash flow, because we believe these two operating metrics are the most representative short-term measure of long-term shareholder value creation; we view EBIT as the key driver of our ultimate bottom line earnings and utilization of a free cash flow objective is intended to incent management to appropriately manage “non-income” cash/balance sheet items (in addition to earnings) like inventory, accounts receivable, accounts payable and capital spending.

The Committee assigned the following weighting to the Plan financial metrics, reflecting the Committee’s emphasis on the respective components of financial performance for fiscal year 2016:

•	EBIT – 75%; and

•	free cash flow – 25%.

For fiscal year 2016, the metrics and financial targets for calculating the potential payout under the Plans were approved by the Committee and the Board in April 2015 and were based upon STERIS Corporation’s business plan for fiscal 2016.

Because of the occurrence of the Combination on November 2, 2015, the Committee determined that metrics and financial targets based solely upon the financial performance of STERIS Corporation, as originally established and approved in April 2015, were no longer appropriate or calculable. Accordingly, the Committee terminated the Bonus Plans effective as of December 31, 2015 and decided that incentive compensation payable under the terminated Bonus Plans for the nine month period ending December 31, 2015 would be determined based upon the financial achievement of STERIS Corporation relative to financial objectives under STERIS Corporation’s business plan for the period ending December 31, 2015 (as adjusted for unplanned events relative to plan targets), applicable target bonus percentages of each participant, and the base salary received by each participant during fiscal 2016 prorated for the participant’s period of Plan participation, subject to the other terms and conditions of the terminated Bonus Plans regarding award determinations and calculations. At the same time as the Bonus Plans were terminated, the Committee established a new bonus plan for the CEO and President and a separate new bonus plan for other management employees, including all the other named executive officers, for the fourth quarter of fiscal 2016 (“New Bonus Plans”), with new financial metrics and targets based upon a Committee approved plan for STERIS plc for the fourth quarter of fiscal 2016 covering management employees of STERIS plc and subsidiaries. Target bonus percentages for the named executive officers remained the same under the New Bonus Plans as under the terminated Bonus Plans.

Bonus Plans: Performance Objectives for the Nine-Month Period Ended December 31, 2015

Under the Bonus Plans, the nine month financial performance objectives were as follows: Target performance for EBIT and free cash flow for 100% payout under the approved targets for the Bonus Plans for the nine month period were $230.7 million and $104.9 million, respectively. The Bonus Plans also required a minimum EBIT of $200.7 million before any payment would be made under the Plans to any of the named executive officers. Free cash flow payout percentage was limited to the EBIT payout percentage until EBIT exceeded the target objective of $230.7 million, and a minimum free cash flow of $74.9 million was required before any payment could be made pursuant to the free cash flow metric. The maximum performance recognized and incentive compensation payable was capped at 200% of target performance. To achieve this performance level, EBIT of $250.7 million and free cash flow of $144.9 million would have been required.

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Actual financial performance against Plan criteria for the first nine months of fiscal 2016 was EBIT of $115.4 million on a U.S. GAAP basis and free cash flow of $8.3. Actual financial performance against the terminated Bonus Plan criteria for the nine months ending December 31, 2015, adjusted for the special items discussed above, was EBIT of $233.6 million and free cash flow of $86.2 million. This performance resulted in a weighted aggregate performance achievement of 95.5% against targeted Plan criteria for the nine months ending December 31, 2015. The following table shows the financial metrics for the nine month period ending December 31, 2015 and Plan financial attainment percentages for the same period for named executive officers:

Nine Months Ending December 31, 2015
	0% Threshold	100% Target	200% Maximum	Weighting	Nine Months Adjusted	Attainment %	Weighting Attainment
Total Company EBIT	$200.7M	$230.7M	$250.7M	75.00%	$233.6	114.7	86.0%
Free Cash Flow	$74.9M	$104.9M	$144.9M	25.00%	$86.2	37.7	9.4%
Total							95.5%

A reconciliation of the EBIT and free cash flow used to determine the targets and actual achievement for the nine month period ending December 31, 2015 is provided below:

Nine Months ending December 31, 2015	Total Company EBIT - Actual	Free Cash Flow - Actual
Metric, as reported	$115.4M	$8.3M
Adjustments for comparability:
Impairment and amortization of acquired intangible assets	19.8M	—
Acquisition related transaction and integration expenses	72.7M	73.9M
Settlement of pension obligation	26.5M	4.7M
Restructuring	(0.7)M	(0.7)M
Less: capital expenditure savings limit	—	—
Metric on comparable basis to target	$233.6M	$86.2M

New Bonus Plan: Performance Objectives for the Three Month Period Ended March 31, 2016

Under the New Bonus Plans for the fourth quarter of fiscal 2016 the Committee utilized the same two financial metrics, EBIT and free cash flow, with the same weightings, 75% and 25%, respectively, as under the terminated Bonus Plans. These metrics and financial targets were formally approved by the Committee in January, 2016 and were applied to the CEO and other named executive officers. Target performance for EBIT and free cash flow for 100% payout under the approved targets for the New Bonus Plans were $128.5 million and $82.0 million, respectively. The New Plans also required a minimum EBIT of $121.0 million before any payment would be made under the New Bonus Plans to any of the named executive officers. Free cash flow payout percentage was limited to the EBIT payout percentage until EBIT exceeded $126.5 million, and a minimum free cash flow of $52.0 million was required before any payment could be made pursuant to the free cash flow metric. The maximum performance recognized and incentive compensation payable was capped at 200% of target performance. To achieve this performance level, EBIT of $132.5 million and free cash flow of $122.0 million would have been required.

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Actual financial performance against Plan criteria for the three months ending March 31, 2016 was EBIT of $99.3 million on a U.S. GAAP basis and free cash flow of $106.2 million. Actual financial performance against the Plan criteria for the three month period ending March 31, 2016, adjusted for the special items discussed above, was EBIT of $129.7 million and free cash flow of $127.0 million. This performance resulted in a weighted aggregate performance achievement of 147.3% against targeted New Bonus Plan criteria. The following table shows the financial metrics for the three months ending March 31, 2016 and financial attainment percentages for the three months ending March 31, 2016 for named executive officers:

Three Months Ending March 31, 2016
	0% Threshold	100% Target	200% Maximum	Weighting	Three Months Adjusted	Attainment %	Weighting Attainment
Total Company EBIT	$121.0M	$128.5M	$132.5M	75.00%	$129.7	129.7	97.3%
Free Cash Flow	$52.0M	$82.0M	$122.0M	25.00%	$126.9	200.0	50.0%
Total							147.3%

A reconciliation of the EBIT and free cash flow used to determine the targets and actual achievement for the fourth quarter of fiscal 2016 is provided below:

Three Months Ending March 31, 2016	Total Company EBIT - Actual	Free Cash Flow – Actual
Metric, as reported	$99.3M	$106.2M
Adjustments for comparability:
Impairment and amortization of acquired intangible assets	19.5M	—
Depreciation of Step-Up to Fair Value of Inventory and Property	5.8M	—
Acquisition related transaction and integration expenses	5.6M	20.7M
Loss (gain) from fair value adjustment of acquisition related contingent consideration	(0.7)M	—
Restructuring	0.2M	—
Metric on comparable basis to target	$129.7M	$126.6M

Fiscal Year 2016 Payouts Under the Terminated Bonus Plans and New Bonus Plans

Following the end of the fiscal year, the Committee reviewed the incentive compensation plan terms and criteria and approved the bonuses calculated using an aggregate 108.5% achievement level based upon achievement for the nine month period ending December 31, 2015 for the terminated Bonus Plans and for the three month period ending March 31, 2016 for the New Bonus Plans for the adjusted financial metrics for the named executive officers.

After also considering individual performance (including business unit performance where applicable) against the objectives for each named executive officer described above in the Executive Compensation Summary section of this Compensation Discussion and Analysis, the following incentive compensation determinations for fiscal 2016 were approved:

•	CEO – payment of $888,865, based on performance against applicable plan criteria and personal goals and objectives for fiscal 2016 (108.5% of his target bonus opportunity); and

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•	4 other named executive officers – an aggregate payment of $949,596, based on performance against the applicable plan criteria and individual goals and objectives (individual performance percentages ranged from 108.5% to 135.6% of target bonus opportunities).

Long-Term Equity Incentive Compensation:

Equity incentives are considered necessary to attract and retain employees critical to our continuing, long-term success, as well as providing employees significant alignment of interest with our shareholders. The Committee views nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units as a direct link between management and shareholders. All value earned through stock options is solely dependent upon an increase of our stock price, which reflects investors’s views on the Company’s financial performance and long-term prospects. The Committee believes that options provide a strong linkage to the Company’s performance because the executive benefits only if and to the extent the Company’s stock price increases and the vesting provisions help prevent executives from fully capitalizing on near-term increases in stock values. All of our equity compensation plans have included a provision that stock options may not be granted at an option price less than 100% of fair market value on the grant date and that options may not be re-priced.

These equity incentives are provided under the Company’s 2006 Long-Term Equity Incentive Plan (the “2006 Plan”). The 2006 Plan was initially approved by shareholders of STERIS Corporation in July of 2006 and subsequently approved and amended and restated by the shareholders of STERIS Corporation in 2011 and by the Directors of STERIS Corporation in 2014. The 2006 Plan was amended and restated and assumed by the Company effective November 2, 2015 in conjunction with the Combination. In connection with the Combination, all outstanding awards under the 2006 Plan in respect of STERIS Corporation Common Shares were converted into equity awards for the same number of STERIS plc Ordinary Shares with the other terms and conditions of the awards remaining the same.

The 2006 Plan is administered by the Committee and provides for a variety of equity-based incentive compensation, including stock options, stock appreciation rights, restricted stock units, restricted stock and other stock awards (stock appreciation rights and restricted stock units are generally used in countries outside the U.S. where stock options or ownership of stock of U.S. publicly traded companies may not be optimal for tax or other legal reasons). The Committee believes the 2006 Plan provides flexibility to design long-term equity compensation consistent with our long-term success and alignment with the interest of shareholders. As to the amount and type of equity incentives, the Committee generally considers the Consultant’s data regarding competitive trends and practices, the officer’s salary and level within our organization, the nature and complexity of the position, the recommendation of the CEO, and the Committee’s own evaluation of the performance of named executive officers, since the Committee members generally have an opportunity to observe their performance and have information on the level of past awards. The Committee ultimately decides the amount and mix of long-term compensation (stock options, stock appreciation rights, restricted shares and restricted share units) granted to each named executive officer, other corporate officers and any other executives who report to the CEO, with input from the CEO.

For the past several years, long-term equity awards to each named executive officer have consisted of stock options and restricted stock. In keeping with the Company’s approach over the past several years of awarding options and restricted stock, the Consultant has developed long-term equity awards guidelines for consideration by the CEO and Committee for senior management that place more emphasis on options than restricted stock. This is consistent with the Company’s pay-for-performance

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philosophy as options only have value to the executive when the Company’s stock price exceeds the option’s exercise price. The Committee believes that the vesting requirements for Company equity awards are more demanding than those required in some cases by other companies both in terms of the length of the vesting period (generally four years) and the use of cliff vesting for the majority of restricted stock awards. The CEO and Committee also consider other factors in determining award mix, including in particular retention concerns and the executive’s current equity holdings compared to the Officer Stock Ownership guidelines (discussed subsequently) for Company stock, since stock option holdings do not count toward executive stock holding guidelines. The Company’s peer group companies also continue to emphasize stock options over other forms of long-term equity awards, as well as to use service-based restricted stock awards.

The approval of long-term equity incentive compensation is typically made early in the fiscal year (April or May). The Consultant provides survey data for long-term incentives, reflecting market median data and provides the Committee with equity award guidelines based upon this data. For these purposes, for fiscal 2016 the consultant used a $60 per share value based upon an analysis of the average daily closing price for the Company’s stock at various times during fiscal 2015. This value and the other information were then used in determining the number of options and restricted shares to be awarded and was not modified to reflect any subsequent increase or decrease in value of the Company’s stock as of the award approval date or effective date of the grant. This is consistent with the methodology used in previous fiscal years. Long-term equity compensation grants for fiscal years 2011 through 2015 were approved by the Committee in April of the fiscal year effective as of the day after the date of filing of the Company’s 10-K filing for its prior fiscal year. For fiscal 2016, because of the pendency of the Combination and related issues, grants to executive officers were deferred. The grants were approved in July, 2015 effective on the first trading day following STERIS Corporation’s filing of its form 10-Q for the first quarter of fiscal 2016.

The value of Mr. Rosebrough’s fiscal year 2016 equity grants was below the average of the market medians for the peer group and industry group survey data provided by Consultant. Because of market factors and the broader complexity and scope of responsibilities of his position, Mr. Rosebrough’s long-term equity compensation is greater than the other named executive officers.

For fiscal year 2016 equity grants to the other named executive officers, the Committee considered survey data of the Consultant and the equity award guidelines prepared by the Consultant based upon this data, common criteria and performance measures applicable to all of the officers, including the Company’s performance during fiscal year 2015, and individual goals and objectives applicable specifically to each officer, each as described above in the Executive Compensation Summary. The CEO also provided recommendations to the Committee regarding equity compensation for the other senior managers. The Committee assessed each of the named executive officers and based on the foregoing considerations the Committee approved fiscal year 2016 long-term equity incentive compensation grants to the named executive officers, finding them to be consistent with the market for executive talent, the Committee’s philosophy of aligning management compensation with the interests of shareholders and the performance of individual and business objectives, and reasonable. Overall, the value of the approved long-term equity awards for these named executive officers was slightly below total market median values for those executives, although results varied by individual officer based on length of time in current roles, achievement of individual performance goals, financial performance of their relevant units and the assumption of greater functional duties in some cases. The equity compensation grants for the named executive officers were made subject to the terms and conditions of approved forms of equity grant agreements and the 2006 Plan.

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Executive Compensation: Compensation Discussion and Analysis

As part of its oversight of the long-term equity award program, the Committee and management annually review data from the Consultant regarding the cost of the program, both in terms of dilution and P&L expense. Total dilution of 9.8% was conservative relative to peers and reflected the median of S&P 1500 companies. “Burn rate” associated with annual equity awards has approximated 1%, and STERIS’s three year average adjusted burn rate was conservative relative to its peers and other companies from across industries. Finally, the annual expense associated with the Company equity awards expressed either as a percent of revenue or market cap has generally approximated the 25% percentile of the Company’s peers. On balance, the Committee believes it has prudently managed the equity program in support of the shareholders interests.

Benefit Programs:

Our named executive officers are eligible to participate in a number of benefit programs, including health, disability and life insurance programs and a qualified 401(k) plan, all of which also are available to nonunion employees in the United States. Named executive officers have no special retirement benefit arrangements such as supplemental retirement plans or excess or restoration retirement benefit plans. At one time the Company maintained a nonqualified deferred compensation plan permitting named executive officers to defer their compensation, but contributions under that plan have been frozen. The Company maintains no other retirement or deferred compensation arrangements for named executive officers.

Named executive officers and other senior employees may also participate in other benefit programs, including an employee relocation program and a Senior Executive Severance Plan (see page 69 for a description). The Senior Executive Severance Plan covers all of the named executive officers.

Perquisites:

The perquisites approved by the Committee for a limited number of senior managers, including our named executive officers, include a tax preparation/financial planning allowance and car allowance. The Committee has also approved club dues and limited personal use of private aircraft by the CEO. The values of these perquisites are included in the Summary Compensation Table under “All Other Compensation” on page     . These benefits are generally offered by the Company’s peers and other companies across various industries, and the Committee considers the value of these benefits to be relatively modest compared to the overall value of the compensation provided to officers.

Combination Related Tax Gross-Ups

In connection with the Combination, the Compensation Committee and Board of Directors of STERIS Corporation, after extensive deliberation, approved a compensatory arrangement intended to provide “make-whole” payments to the executive officers and Directors of STERIS Corporation who became subject to a 15% excise tax imposed under Section 4985 of the Internal Revenue Code on their outstanding stock options, restricted stock and career restricted stock units solely because of the Combination. The make-whole payment amounts, which were one time payments, made to named executive officers are included in the “All Other Compensation” column of the Fiscal 2016 Summary Compensation Table that follows. The rationale for approval of the arrangement. the arrangement and various alternatives considered by the Compensation Committee and Board are described at greater length in STERIS Corporation’s Schedule 14A filed with the SEC February 9, 2015 (Commission File No. 001-14643). STERIS Corporation held a non-binding advisory shareholder vote regarding the

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Executive Compensation: Compensation Discussion and Analysis

making of these payments and over 95% of the shares voting voted in favor of the payments. ISS also supported a shareholder vote in favor of the payments for the following reasons: (i) recipients were not receiving other benefits in connection with the Combination, (ii) the Combination was expected to bring value to shareholders that outweighed the cost of the gross-ups, (iii) the Compensation Committee and Board of Directors had considered the costs of alternatives and determined that the gross-up payments were less costly and more advantageous to shareholders’ interests than the alternative of accelerating equity vesting, (iv) no other problematic features regarding potential golden parachute payments had been identified, (v) the gross-up payments carried certain repayment conditions, and (vi) ISS was recommending that shareholders support the Combination.

Agreements Regarding Named Executive Officer Compensation

The Committee reviews and approves, or makes recommendations to the Board to approve, any agreements with the named executive officers relating to compensation or separation payments. The only agreements currently in force with the named executive officers are their equity award agreements and the Senior Executive Severance Plan. These agreements are discussed, in part, in the succeeding section entitled “Potential Payments to Named Executive Officers upon Termination of Employment or Change in Control.” The Committee believes that agreements regarding senior management compensation for US based executives should generally be limited to special circumstances. One Company executive officer based in the U.K. has a legacy service agreement with Synergy Health.

Clawback and Related Provisions

The Company’s Bonus Plans and New Bonus Plans all contain “clawback” provisions. Under these provisions, if the Company’s financial statements for any fiscal year are required to be restated due to material noncompliance with any financial reporting requirement as a result of intentional misconduct of a participant, the participant is required to forfeit or return, as applicable, at the request of the Board or Committee, all or a portion of the participant’s award. The amount to be recovered is the amount of the award in excess of that which would have been payable had the financial statements initially been filed as restated. The Company is entitled to obtain repayment by a variety of different methods. The 2006 Plan also contains forfeiture and recovery provisions for “Detrimental Conduct.” Detrimental Conduct includes acts of dishonesty intended to result in material personal gain or enrichment at the expense of the Company and other acts or conduct detrimental or prejudicial to the business, reputation or other significant interest of the Company.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to any person who on the last day of the fiscal year is the Company’s chief executive officer or among the three highest compensated named executive officers (other than the chief executive officer and chief financial officer). Certain compensation is specifically exempt from the deduction limit to the extent that it does not exceed $1 million during any fiscal year or is “performance based” as defined in Section 162(m). Incentive compensation payable under the Senior Executive Management Incentive Compensation Plan approved by the shareholders in August 2015 is intended to be performance based for these purposes. Stock options and stock appreciation rights as well as certain other types of equity incentive compensation available under the 2006 Plan (but not restricted stock awards, which vest solely based

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Executive Compensation: Compensation Discussion and Analysis

upon continued service) also are intended to be performance based and exempt from the deduction limit. Although the Committee believes that it is generally in the Company’s interest to structure compensation to come within the deductibility limits set in Section 162(m) of the Internal Revenue Code, the Committee makes no assurance that such compensation will be fully deductible for federal income tax purposes. Moreover, even if the Committee intends to grant compensation that qualifies as “performance based” for purposes of Section 162(m) of the Internal Revenue Code, the Committee cannot guarantee that such compensation will so qualify or ultimately will be deductible. The Committee also believes, however, that it must maintain the flexibility to take actions which it deems to be in the best interests of STERIS but which may not qualify for tax deductibility under Section 162(m) of the Internal Revenue Code.

Officer Stock Ownership Guidelines

One of the primary objectives of the Company’s equity incentives is to build stock ownership among executives thereby aligning their interests more closely with those of the shareholders. To reinforce this objective, the Committee first established stock ownership guidelines for senior managers of STERIS Corporation in 2006. The guidelines were subsequently revised on several occasions, most recently in March 2015. The Committee believes these revised guidelines further align the interests of senior management with those of the shareholders. Senior managers (including the named executive officers) are encouraged to maintain a significant equity interest in the Company through ownership of stock that they acquire either with their own funds or through certain long-term incentive awards. The Committee believes that stock ownership helps create economic alignment with shareholders and is a factor in motivating our senior management to enhance shareholder value. Under the most recently revised guidelines, the stock ownership requirements are expressed as a multiple of salary rather than a fixed number of shares, as was previously the case. The Committee believes that this approach, which is consistent with the approach used in the Director Stock Ownership Guidelines, reflects prevailing market practices, and also has the benefit of adjusting for changing circumstances that should influence stockholding requirements. The following table outlines the required officer share ownership values at various levels within the Company, as defined by multiples of base salary for each officer:

Position:	Shareholding Requirements:
CEO	6 times base salary
CFO	4 times base salary
Senior Vice Presidents	3 times base salary
Corporate Vice Presidents	2 times base salary

The following share types are included under these guidelines (stock options do not count toward share ownership):

•	Shares purchased outright;

•	Shares acquired from exercised stock options (but not unexercised options);

•	Shares purchased through the STERIS Corporation 401(k) plan; and/or

•	Unvested restricted shares and restricted shares that have vested.

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From the time a senior manager achieves a position subject to these guidelines, he or she has a five-year period to attain the applicable shareholding requirements. Likewise, if an officer already subject to the guidelines is promoted to a position with higher shareholding requirements, he or she has a five year period in which to satisfy the higher requirements. A steady increase in share ownership over the five-year period is encouraged, subject to hardship exceptions. If the share ownership guideline is not achieved within the applicable five-year period, the CEO or the Committee is authorized to take into consideration the facts and circumstances with respect to that failure and take whatever action he or they consider appropriate, including restricting or eliminating future equity awards to the particular officer. Based on the closing price of the Company’s Ordinary Shares on the NYSE on March 31, 2016 and base salaries in effect at that date, the President and CEO and all of the other named executive officers satisfied these guidelines.

Pay Governance

Pay Governance, LLC was the Compensation Committee’s compensation consultant for fiscal 2016. For fiscal 2016, as required by the NYSE listing standards, the Compensation Committee has considered various independence factors and potential conflicts of interest of Pay Governance, LLC and found Pay Governance to be independent and that no conflicts of interest existed.

Insider Trading Policy

The Company maintains an Insider Trading Policy which restricts activities in or relating to Company stock by Directors, executive officers and employees and their respective related persons. These restrictions include advance clearance requirements for Directors and executive officers for all transactions as well as “blackout” provisions. In addition, the Policy imposes blanket prohibitions for Directors, executive officers, employees and their respective related persons on a number of types of transactions relating to Company stock, including short sales, option trading, hedging and pledging (including margin purchases of Company stock).

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Executive Compensation: Report of the Compensation Committee

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in STERIS’s Annual Report on Form 10-K for the year ended March 31, 2015.

Compensation Committee of the Board of Directors.

Loyal W. Wilson – Chairman

Kevin M. McMullen

Sir Duncan K. Nichol

John P. Wareham

Michael B. Wood

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Executive Compensation: Compensation Committee Interlocks and Insider Participation

Compensation Committee Interlocks and Insider Participation

None of the members of the Board who served on the Compensation Committee during fiscal 2016 was ever an officer or employee of the Company or of any of its subsidiaries, other than John P. Wareham, who is Chairman of the Board of the Company and a Vice President of one of the Company’s subsidiaries. Mr. Wareham is not an employee of the Company or the subsidiary. None of the members of the Board who served on the Compensation Committee during fiscal 2016 had any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K.

Tabular and other Executive Compensation Disclosure

The persons named in the below table are sometimes referred to in this Proxy Statement as the “named executive officers”.

FISCAL 2016 SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Walter M Rosebrough, Jr.
President and Chief Executive Officer	2016	819,231	—	985,710	1,609,644	888,865	4,753,514	9,056,964
	2015	800,000	—	909,840	1,588,091	1,108,000	97,962	4,503,893
	2014	788,462	—	1,133,500	1,053,290	699,200	126,122	3,800,574
Michael J. Tokich
Senior Vice President, Chief Financial Officer and Treasurer	2016	423,077	—	475,860	290,026	321,327	2,941,961	4,452,251
	2015	391,007	—	240,840	373,668	422,405	37,356	1,465,276
	2014	351,772	—	317,380	231,724	225,611	45,083	1,171,570
Sudhir K. Pahwa
Senior Vice President, Infection Prevention Technologies	2016	345,846	—	203,940	261,023	206,384	1,174,688	2,191,881
	2015	328,366	—	160,560	233,543	272,872	31,256	1,026,597
	2014	312,614	—	194,962	100,610	158,933	30,965	798,084
J. Adam Zangerle
Vice President, General Counsel, and Secretary	2016	315,769	—	203,940	116,010	214,131	1,089,714	1,939,564
	2015	276,923	—	120,527	163,507	239,712	35,397	836,066
	—	—	—	—	—	—	—	—
Daniel A. Carestio
Senior Vice President, Applied Sterilization Technologies and Life Sciences	2016	319,131	—	339,900	116,010	207,754	877,454	1,860,249
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—

(1)	Regular base salary for fiscal 2016, 2015 and 2014.

(2)	The dollar amounts reflect the closing sales price per share of the Company’s common stock on the New York Stock Exchange Composite Tape on the effective date of the grant. For a discussion of specific restricted stock awards granted in fiscal 2016, see “Grants of Plan-Based Awards in Fiscal 2016” below and the narrative discussion that follows. From the date of award of all shares of restricted stock described, the recipient can vote the restricted shares and will receive cash dividends at the same times and amounts per share as all other holders of common stock. For a discussion of specific awards of restricted stock granted in fiscal 2016, see “Grants of Plan-Based Awards in Fiscal 2016” below and the narrative discussion that follows.

(3)

The dollar amounts reflect the grant date fair value under FASB ASC topic 718 for option awards. The aggregate grant date fair value of option awards is computed in accordance with FASB ASC Topic 718, utilizing assumptions discussed in the Notes to our financial

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Executive Compensation: Tabular and Other Executive Compensation Disclosure

statements in our Form 10-K for the fiscal years ended March 31, 2016, March 31, 2015 and March 31, 2014. For a discussion of specific option awards granted in fiscal 2016, see “Grants of Plan-Based Awards in Fiscal 2016” below and the narrative discussion that follows.

(4)	The dollar amounts represent incentive compensation paid for fiscal years 2016, 2015 and 2014 under the Senior Executive Management Incentive Compensation Plans for Mr. Rosebrough and under the Management Incentive Compensation Plans for the other named executive officers, as discussed in the Compensation Discussion and Analysis—“Principal Components of Compensation for Named Executive Officers—Annual Incentive Compensation (cash bonus)” section. These incentive compensations plans were maintained by STERIS Corporation for fiscal 2014, 2015 and the first three quarters of fiscal 2016 and by the Company for the fourth quarter of fiscal 2016.

(5)	Includes for all fiscal years shown for all named executive officers the following: auto allowance, tax preparation/financial planning fees, other personal expense, and Company matching contribution to 401(k) plan. Also includes one-time excise tax gross-up payments made to each of the named executive officers for fiscal 2016. (See “Combination Related Tax Gross-Ups in “Compensation Discussion and Analysis” for further explanation), consisting of the following: Mr. Rosebrough—$4,638,261; Mr. Tokich—$2,887,878; Mr. Pahwa—$1,131,953; Mr. Zangerle—$1,044,457; and Mr. Carestio—$839,209. In addition, in the case of Mr. Rosebrough, this also includes club dues and personal use of private aircraft utilized by the Company (the value of personal use of private aircraft was calculated based on the aggregate incremental cost of operating the aircraft). Also includes for all named executive officers, dividends on shares of STERIS restricted stock, which dividends are not factored into values of stock awards shown above. Dividends payable during fiscal 2014 were $0.82 per Share. For fiscal 2014, restricted stock dividends paid to Mr. Rosebrough were $67,650. Dividends payable during fiscal 2015 were $0.90 per Share. For fiscal 2015, restricted stock dividends paid to Mr. Rosebrough were $33,165. Dividends payable during fiscal 2016 were $.98 per Share. For fiscal 2016, restricted stock dividends paid to Mr. Rosebrough were $40,718. Except for the dividends for Mr. Rosebrough that are disclosed in the preceding sentences and the excise tax gross-up payments disclosed above to each of the named executive officers, no individual item of “All Other Compensation” for any of the named executive officers exceeded $25,000.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2016

Name	Grant Date		Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
				Threshold ($)	Target ($)	Maximum ($)
Walter M Rosebrough, Jr.
	8/10/2015	(1)	7/22/2015				14,500			985,710
	8/10/2015	(1)	7/22/2015					111,000	67.98	1,609,644
				0	819,231	1,638,462
Michael J. Tokich
	8/10/2015	(1)	7/22/2015				7,000			475,860
	8/10/2015	(1)	7/22/2015					20,000	67.98	290,026
				0	296,154	592,308
Sudhir K. Pahwa
	8/10/2015	(1)	7/22/2015				3,000			203,940
	8/10/2015	(1)	7/22/2015					18,000	67.98	261,023
				0	172,923	345,846
J. Adam Zangerle
	8/10/2015	(1)	7/22/2015				3,000			203,940
	8/10/2015	(1)	7/22/2015					8,000	67.98	116,010
				0	157,885	315,769
Daniel A. Carestio
	8/10/2015	(1)	7/22/2015				5,000			339,900
	8/10/2015	(1)	7/22/2015					8,000	67.98	116,010
				0	159,565	319,131

(1)	Restricted stock and stock option grants made as part of the annual long-term equity grant. All restricted stock and stock option awards were granted under the Company’s 2006 Long-Term Equity Incentive Plan.

(2)	Amounts shown in these columns represent the annual incentive compensation opportunity under the Bonus Plans and New Bonus Plans for fiscal 2016 for each named executive officer. See “Compensation Discussion and Analysis—Principal Components of Compensation for Named Executive Officers—Annual Incentive Compensation (cash bonus)” above, for more detail regarding these amounts.

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Executive Compensation: Tabular and Other Executive Compensation Disclosure

NARRATIVE SUPPLEMENT TO THE FISCAL 2016 SUMMARY COMPENSATION TABLE AND THE GRANTS OF PLAN-BASED AWARDS IN FISCAL 2016 TABLE

Vesting Schedule

Stock option awards to employees generally vest and become nonforfeitable in increments of 25% per year over a four year period, with full vesting four years after the date of grant. Restricted stock awards to employee recipients generally cliff vest on the fourth anniversary of the grant date if the recipient remains in continuous employment through that date. However, employees who are grantees of restricted stock and have attained age 55 and been employed for at least 5 years at the time of the grant or meet these criteria during the term of the grant, will be subject to installment vesting rules over the four year period. Stock options and restricted stock awards granted prior to March 12, 2014 become fully vested upon a “change in control.” Equity awards made on or after March 12, 2014 are subject to “double trigger” vesting and will not vest immediately upon a change of control unless the recipient does not receive a qualified replacement award. Stock options and restricted stock will vest immediately if the grantee dies while employed by the Company.

Forfeiture and Post-Employment Treatment

The unvested portion of a stock option award (and the right to acquire the underlying shares) is generally forfeited at termination of employment (unless employment terminates on account of death). The vested portion of a stock option award (and the right to acquire the underlying shares) is forfeited following termination of employment and expiration of the applicable post-employment exercise period and also may be forfeited in the case of a termination of employment for “Cause.” Unvested restricted stock is forfeited at termination of employment, unless employment terminates on account of death. Accelerated vesting may apply to awards upon a change in control. See “Equity Incentive Plan” beginning on page 46 for additional information.

Dividends

Dividends are payable on restricted stock at the same times and in the same amounts as payable generally from time to time on our outstanding Common Shares.

Option Exercise Price

Options granted under our stock option plans have an exercise price equal to the NYSE Composite Transaction Reporting System closing price of our Shares on the date the grant is approved or such later date as may be specified in the approval.

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Executive Compensation: Tabular and Other Executive Compensation Disclosure

OUTSTANDING EQUITY AWARDS AT MARCH 31, 2016

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Walter M Rosebrough, Jr.
	5/30/2012	0	18,000	29.94	5/30/2022
	5/31/2013	0	50,000	45.34	5/31/2023
	5/30/2014	29,750	89,250	53.52	5/30/2024
	8/10/2015	0	111,000	67.98	8/10/2025
						5/30/2012	5,000	355,250
						5/31/2013	12,500	888,125
						5/30/2014	12,750	905,888
						8/10/2015	14,500	1,030,225
Michael J. Tokich
	11/1/2007	2,000	0	27.45	11/1/2017
	3/14/2008	13,600	0	26.41	3/14/2018
	5/21/2009	12,000	0	22.83	5/21/2019
	5/20/2010	11,000	0	31.87	5/20/2020
	5/31/2011	14,500	0	36.09	5/31/2021
	5/30/2012	15,000	5,000	29.94	5/30/2022
	5/31/2013	11,000	11,000	45.34	5/31/2023
	5/30/2014	7,000	21,000	53.52	5/30/2024
	8/10/2015	0	20,000	67.98	8/10/2025
						5/30/2012	7,000	497,350
						5/31/2013	7,000	497,350
						5/30/2014	4,500	319,725
						8/10/2015	7,000	497,350
Sudhir K. Pahwa
	5/21/2009	3,000	0	22.83	5/21/2019
	5/20/2010	6,825	0	31.87	5/20/2020
	5/31/2011	6,000	0	36.09	5/31/2021
	5/30/2012	5,250	1,750	29.94	5/30/2022
	5/31/2013	4,776	4,776	45.34	5/31/2023
	5/30/2014	4,375	13,125	53.52	5/30/2024
	8/10/2015	0	18,000	67.98	8/10/2025
						5/30/2012	1,250	88,813
						5/31/2013	2,150	152,758
						5/30/2014	2,250	159,863
						8/10/2015	3,000	213,150
J. Adam Zangerle
	7/27/2007	2,200	0	27.68	7/27/2017
	5/21/2008	3,100	0	30.84	5/21/2018
	5/21/2009	3,150	0	22.83	5/21/2019
	5/20/2010	3,000	0	31.87	5/20/2020
	5/31/2011	3,500	0	36.09	5/31/2021
	5/30/2012	2,850	950	29.94	5/30/2022
	5/31/2013	3,000	3,000	45.34	5/31/2023
	5/30/2014	3,063	9,189	53.52	5/30/2024
	8/10/2015	0	8,000	67.98	8/10/2025
						5/30/2012	1,400	99,470
						7/31/2012	1,000	71,050
						11/26/2012	1,000	71,050
						5/31/2013	5,000	355,250
						5/30/2014	2,252	160,005
						8/10/2015	3,000	213,150
Daniel A. Carestio
	5/30/2012	0	2,250	29.94	5/30/2022
	5/31/2013	5,060	5,060	45.34	5/31/2023
	5/30/2014	1,750	5,250	53.52	5/30/2024
	8/10/2015	0	8,000	67.98	8/10/2025
						5/30/2012	4,500	319,725
						5/31/2013	3,300	234,465
						5/30/2014	4,000	284,200
						8/10/2015	5,000	355,250

(1)	Market Value is computed by multiplying the number of shares or units of stock by the NYSE Composite Transaction Reporting System closing price of STERIS’s ordinary shares on March 31, 2016 of $71.05 per share.

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The vesting schedule for each grant in the above table is shown below, based on the option or stock award grant date, as applicable.

Option Awards Vesting Schedule

Grant Date	Vesting Schedule
7/27/2007	25% exercisable on 7/27/2008, 7/27/2009, 7/27/2010 and 7/27/2011 (Zangerle)
11/1/2007	25% exercisable on 11/1/2008, 11/1/2009, 11/1/2010 and 11/1/2011 (Tokich)
3/14/2008	25% exercisable on 3/14/2009, 3/14/2010, 3/14/2011 and 3/14/2012 (Tokich)
5/21/2008	25% exercisable on 5/21/2009, 5/21/2010, 5/21/2011 and 5/21/2012 (Zangerle)
5/21/2009	25% exercisable on 5/21/2010, 5/21/2011, 5/21/2012 and 5/21/2013
5/20/2010	25% exercisable on 5/20/2011, 5/20/2012, 5/20/2013 and 5/20/2014
5/31/2011	25% exercisable on 5/31/2012, 5/31/2013, 5/31/2014 and 5/31/2015
5/30/2012	25% exercisable on 5/30/2013, 5/30/2014, 5/30/2015 and 5/30/2016
5/31/2013	25% exercisable on 5/31/2014, 5/31/2015, 5/31/2016 and 5/31/2017
5/30/2014	25% exercisable on 5/30/2015, 5/30/2016, 5/30/2017 and 5/30/2018
8/10/2015	25% exercisable on 5/28/2016, 5/28/2017, 5/28/2018 and 5/28/2019

Stock Awards Vesting Schedule

Grant Date	Vesting Schedule*
5/30/2012	100% on 5/30/2016 (Tokich, Zangerle and Carestio)
5/30/2012	50% vested on 5/30/2014, 25% on 6/1/2015 and 25% on 5/30/2016 under 55/5 Rule (Pahwa)
5/30/2012	25% vested on 5/30/2013 and 25% vested on 5/30/2014, 25% on 6/1/2015 and 25% on 5/30/2016 under 55/5 Rule (Rosebrough)
5/31/2013	100% on 5/31/2017 (Tokich, Zangerle and Carestio)
5/31/2013	25% vested on 6/2/2014, 25% on 6/1/2015, 25% on 5/31/2016 and 25% on 5/31/2017 under 55/5 Rule (Rosebrough and Pahwa)
5/30/2014	100% on 5/30/2018 (Tokich, Zangerle and Carestio)
5/30/2014	25% on 6/1/2015, 25% on 5/30/2016, 25% on 5/30/2017 and 25% on 5/30/2018 under 55/5 Rule (Rosebrough and Pahwa)
8/10/2015	100% on 5/28/2019 (Tokich, Zangerle and Carestio)
8/10/2015	25% on 5/30/2016, 25% on 5/29/2017, 25% on 5/28/2018 and 25% on 5/28/2019 under 55/5 Rule (Rosebrough and Pahwa)

*	All awards are restricted stock

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Executive Compensation: Tabular and Other Executive Compensation Disclosure

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2016

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Walter M Rosebrough, Jr.(3)
	21,250	677,663
	18,000	684,720
	25,000	566,000
			5,000	337,300
			6,250	421,625
			4,250	286,705
			3,750	252,975
Michael J. Tokich(4)
	0	0
			3,700	249,602
Sudhir K. Pahwa(5)
	0	0
			1,250	84,325
			1,075	72,520
			750	50,595
			750	50,595
J. Adam Zangerle(6)
	2,200	92,224
			1,200	80,952
Daniel A. Carestio(7)
	6,675	245,840
	3,400	104,312
	2,600	79,768
	1,400	48,860
	2,000	73,960
	1,600	57,488
	344	13,447
			1,300	87,698

(1)	Value realized based on the gain, equal to the difference between the closing price of the shares on the option exercise date and the option exercise price, times the number of option shares being exercised.

(2)	Value realized based on the closing price of the shares on the date of vesting multiplied by the number of shares that vested on that date.

(3)	2,464 shares were withheld to cover the required tax withholding due on the vesting of the 5,000 restricted shares. These shares vested on June 1, 2015.
3,080 shares were withheld to cover the required tax withholding due on the vesting of the 6,250 restricted shares. These shares vested on June 1, 2015.

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2,095 shares were withheld to cover the required tax withholding due on the vesting of the 4,250 restricted shares. These shares vested on June 1, 2015.
1,848 shares were withheld to cover the required tax withholding due on the vesting of the 3,750 restricted shares. These shares vested on June 1, 2015.
16,012 shares were withheld to cover the required tax and option price withholding due on the surrender of options in a cashless exercise of the 21,250 options.
12,707 shares were withheld to cover the required tax and option price withholding due on the surrender of options in a cashless exercise of the 18,000 options.
20,625 shares were withheld to cover the required tax and option price withholding due on the surrender of options in a cashless exercise of the 25,000 options.

(4)	1,213 shares were withheld to cover the required tax withholding due on the vesting of the 3,700 restricted shares. These shares vested on June 1, 2015.

(5)	410 shares were withheld to cover the required tax withholding due on the vesting of the 1,250 restricted shares. These shares vested on June 1, 2015.
354 shares were withheld to cover the required tax withholding due on the vesting of the 1,075 restricted shares. These shares vested on June 1, 2015.
247 shares were withheld to cover the required tax withholding due on the vesting of the 750 restricted shares. These shares vested on June 1, 2015.
240 shares were withheld to cover the required tax withholding due on the vesting of the 750 restricted shares. These shares vested on June 1, 2015.

(6)	385 shares were withheld to cover the required tax withholding due on the vesting of the 1,200 restricted shares. These shares vested on June 1, 2015.
1,271 shares were withheld to cover the required tax and option price withholding due on the surrender of options in a cashless exercise of the 2,200 options.

(7)	419 shares were withheld to cover the required tax withholding due on the vesting of the 1,300 restricted shares. These shares vested on June 1, 2015.
4,203 shares were withheld to cover the required tax and option price withholding due on the surrender of options in a cashless exercise of the 6,675 options.
2,351 shares were withheld to cover the required tax and option price withholding due on the surrender of options in a cashless exercise of the 3,400 options.
1,798 shares were withheld to cover the required tax and option price withholding due on the surrender of options in a cashless exercise of the 2,600 options.
909 shares were withheld to cover the required tax and option price withholding due on the surrender of options in a cashless exercise of the 1,400 options.
1,257 shares were withheld to cover the required tax and option price withholding due on the surrender of options in a cashless exercise of the 2,000 options.
1,022 shares were withheld to cover the required tax and option price withholding due on the surrender of options in a cashless exercise of the 1,600 options.
209 shares were withheld to cover the required tax and option price withholding due on the surrender of options in a cashless exercise of the 344 options.

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Executive Compensation: Tabular and Other Executive Compensation Disclosure

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2016

Name	Executive Contributions in Fiscal 2016 ($)	Company Contributions in Fiscal 2016 ($)	Aggregate Earnings in Fiscal 2016 ($)	Aggregate Withdrawals/ Distributions in Fiscal 2016 ($)(1)	Aggregate Balance at 3/31/16 ($)
Walter M Rosebrough, Jr.	—	—	—	—	—
Michael J. Tokich	—	—	(3,084)	123,869	0
Sudhir K. Pahwa	—	—	5,283	—	303,924
J. Adam Zangerle	—	—	(1,046)	39,361	0
Daniel A. Carestio	—	—	—	—	—

(1)	Messrs. Tokich and Zangerle received lump sum distributions of their account balances in January 2016 pursuant to their deferral election forms which provided that their account balances would be paid out on a change of control. The Combination constituted a change of control for purposes of the Deferred Compensation Plan.

DEFERRED COMPENSATION PLAN

STERIS Corporation maintains a nonqualified deferred compensation plan (the “Deferred Compensation Plan”). Pursuant to the Deferred Compensation Plan each eligible employee was entitled to elect to defer receipt of up to 25% of base salary and up to 100% of incentive compensation (bonus) and/or commissions. To be eligible to participate, an employee was required to be in a salary grade and earn a salary above specified levels and to meet certain residence and other tests. The Deferred Compensation Plan was amended during the 2012 fiscal year to eliminate all rights to defer base salary in respect of the 2012 calendar year and all succeeding calendar years and to eliminate all rights to defer incentive compensation and commissions in respect of the 2013 fiscal year and all succeeding fiscal years. Thus no contributions are shown in the table for fiscal 2016. Messrs. Tokich, Pahwa, and Zangerle were participants in the Deferred Compensation Plan during fiscal 2016. Because Messrs. Tokich and Zangerle received distributions of their account balances in connection with the Combination, Mr. Pahwa is the only named executive officer who continued to participate in the Deferred Compensation Plan at March 31, 2016.

Amounts deferred by each participant were credited to an account established in the name of the participant. Deferrals may be allocated among various available hypothetical investment options, as selected by the participant. There are currently several available hypothetical investment options. No Company “match” was made on amounts deferred. Hypothetical investment earnings (losses) on account balances are credited (charged) to the account.

Under the Deferred Compensation Plan, a participant is entitled to receive distribution of the participant’s account balance (amounts deferred, together with earnings (losses)) after the earliest to occur of the following: death, disability, retirement (termination of employment at or after age 65), other termination of employment, change of control (if the participant elected to have a distribution upon a change of control) or a specified date selected by the participant (which date must be at least two years after the making of the election) as an “in service” distribution date. At the time of his or her deferral election, a participant may designate how the participant will receive distribution if the distribution is triggered by retirement, disability or a change of control. Distribution options are a single lump sum or annual installments over a period of years (not to exceed ten). Also, if a participant’s account balance is less than $50,000 at the time of a triggering event, the distribution will be made in a

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lump sum. Distributions to persons who are “specified employees” under Section 409A of the Internal Revenue Code may be delayed. A “change of control” for distribution purposes is a change of control of the Company within the meaning of Section 409A of the Internal Revenue Code.

The Deferred Compensation Plan is not funded, within the meaning of the Employee Retirement Income Security Act of 1974, and participants have only an unsecured contractual commitment by the Company to pay amounts owed under the Deferred Compensation Plan. Amounts owed may be subject to the claims of the Company’s creditors in the event of the Company’s insolvency.

Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control

We maintain various contracts, agreements, plans, policies, and arrangements (collectively, agreements) that may provide for payments or the provision of other benefits following or in connection with any termination or constructive termination of employment or a change in control of the Company or change in a named executive officer’s responsibilities. Some of these agreements are available generally to all of our salaried employees on the same basis as, and do not discriminate in scope, terms or operation in favor of, our executive officers. None of the named executive officers are covered by a Company maintained defined benefit pension plan or other tax-qualified plan, other than the STERIS Corporation 401(k) plan. The only agreements concerning compensation to which any of the named executive officers are party or in which any of the named executive officers participate, other than our frozen Deferred Compensation Plan, that are not available generally to all our salaried employees, are described below.

Senior Executive Severance Plan

STERIS maintains a Senior Executive Severance Plan (“Senior Executive Severance Plan”). The Senior Executive Severance Plan covers all of the named executive officers (including the CEO) and certain other executives. Under the Plan, a participant who terminates employment with the Company for Good Reason (as defined), or whose employment is terminated by the Company other than for Cause (as defined) will be entitled to severance benefits. Generally, severance benefits will consist of severance pay equal to the participant’s annual base salary, payable over twelve months, incentive compensation (bonus) for the fiscal year in which the termination occurs based upon financial targets achieved (and prorated to reflect the participant’s actual period of participation), and reimbursement for continuing medical and dental coverage for up to twelve months under the Company’s plans. Payment of severance benefits is contingent on the participant’s execution of a release of claims against the Company. The Senior Executive Severance Plan does not provide for any tax gross-ups with respect to severance benefits under any circumstances. If the termination is in conjunction with a Change in Control (as defined) and within specified time frames, the severance pay amount will equal two times the participant’s annual base salary, also payable over a twelve month period. The Senior Executive Severance Plan or a participant’s participation in the Senior Executive Severance Plan may be terminated by the Company upon twelve months notice, with some limitations. An executive who was covered by both an agreement or other arrangement providing benefits in the nature of severance and by the Senior Executive Severance Plan, will be entitled to receive benefits under whichever provides for greater benefits, but not both.

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Executive Compensation: Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control

Equity Incentive Plan

In conjunction with the Combination, STERIS Corporation amended and restated its 2006 Long-Term Equity Incentive Plan (“2006 Plan”) and the 2006 Plan was assumed by the Company, all effective November 2, 2015. Also in connection with the Combination, all outstanding 2006 Plan awards in respect of STERIS Corporation Common Shares were converted into equity awards for the same number of STERIS Ordinary Shares, par value ten pence per share, with the other terms and conditions of the awards remaining the same. The 2006 Plan authorizes the issuance or grant of various stock and stock related incentives, including stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and other stock awards to employees and non-employee directors. As of June 2, 2016 there were approximately One Million Six Hundred Thousand (1,600,000) Ordinary Shares remaining available for grant under the 2006 Plan.

In general, upon termination of an award recipient’s employment, the nonvested portions of his or her stock option grants, restricted stock awards and other equity incentive awards are immediately forfeited. However, unvested option grants and restricted stock awards will become vested and nonforfeitable upon an optionee’s death while employed and unvested restricted stock units and other equity incentive awards may be modified by the Company to give the award recipient the benefit of the award or unit through the date of death. Also, stock option and stock appreciation rights held by persons who are age 55 and have at least 5 years of service at termination may be exercisable for an extended period equal to the remaining term of the award. These extended exercise provisions are contingent upon the grantee remaining in Good Standing (as defined in the 2006 Plan) and not dying prior to expiration of the term, and are subject to the other 2006 Plan terms. If a recipient fails to remain in Good Standing, any outstanding stock options, restricted stock awards and other equity incentive compensation awards may be forfeited.

Under the provisions of the 2006 Plan, upon the occurrence of a change in control (as defined in the 2006 Plan), all options and other awards then outstanding granted prior to March 13, 2014, to the extent unvested, generally vest and become immediately exercisable, without further action. Awards granted on or after March 13, 2014 do not vest upon a change in control, unless the participant does not receive a qualifying replacement award. To qualify as a replacement award, the award must satisfy a number of criteria, including a requirement that the value of the replacement award be at least equal to the value of the award being replaced. The Board or Compensation Committee, as constituted immediately prior to the change in control, determines in its sole discretion whether the criteria have been satisfied. If a participant receives a qualifying replacement award, early vesting will occur only to the extent the participant’s employment is terminated by the participant for Good Reason (as defined in the 2006 Plan) or by his or her employer other than for Cause or other Detrimental Activity (as defined in the 2006 Plan), within two years after the change in control.

In general a change in control includes any of the following: the acquisition by any person or group of 25% or more of the combined voting power of the Company’s outstanding voting stock; certain changes in the composition of a majority of the Board membership; the consummation of certain reorganizations, mergers or consolidations or disposition of all or substantially all of the assets of the Company or certain other business transactions involving the Company; or approval by the shareholders of a complete liquidation or dissolution of the Company. The Combination did not constitute a change in control under the 2006 Plan.

In connection with the grant of stock options, restricted stock, restricted stock units and stock appreciation rights under the 2006 Plan, optionees and other award recipients agree to restrictive

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covenants concerning non-competition, non-interference and non-disclosure. If the recipient breaches any of these covenants, in addition to any other remedies we may have, awards then held by the recipient and stock then held that was received pursuant to awards may be forfeited.

Management Incentive Compensation Plan

STERIS Corporation maintained a Management Incentive Compensation Plan (“Old MICP”) covering its key employees and those of its subsidiaries, other than its CEO, through December 1, 2015. Old MICP participants were selected annually. Each Old MICP participant was assigned annually a “target” bonus based upon his or her position and level of responsibility within the Company. The target bonus is an amount equal to the percentage of the participant’s base salary that he or she would receive as a bonus if all of the objectives established for, or otherwise applicable to, the participant are achieved. If the objectives were exceeded, a larger bonus may be payable. If the objectives were not attained, a smaller bonus or no bonus may be payable. In no case would the bonus payable to a participant exceed a cap of 200% of his or her target bonus. Generally, a participant was not entitled to a bonus in respect of a particular fiscal year unless he or she remained in the employ of the Company through the end of that fiscal year, except to the extent otherwise contractually required.

The Old MICP was terminated by the Compensation Committee as of the end of the third fiscal quarter and replaced with a new STERIS plc sponsored Management Incentive Compensation Plan (“New MICP”) for key employees of the Company and its subsidiaries. Under the New MICP, the Compensation Committee established new Company-wide financial metrics and financial objectives for the fourth quarter of fiscal 2016, with participants otherwise being subject to the same terms and conditions as under the Old MICP.

Financial performance achievement for bonus purposes for fiscal 2016 was determined based upon the sum of achievement of financial objectives under the Old MICP for the first nine months of fiscal 2016 and achievement of financial objectives under the New MICP for the fourth quarter of fiscal 2016. Both the Old MICP and New MICP were intended to support our compensation philosophy and encourage achievement of objectives by key employees whose responsibilities affect the performance of the business. During fiscal 2016, all named executive officers, other than Mr. Rosebrough, were participants in both the Old and New MICP Plan.

Senior Executive Management Incentive Compensation Plan

During the first three quarters of fiscal 2016, STERIS Corporation also maintained a Senior Executive Management Incentive Compensation Plan (“Old SEMICP”) covering its CEO. Under the Old SEMICP, the Compensation Committee established annual performance objectives for SEMICP participants and the amount of incentive compensation payable (or formula for determining such amount) if the specified performance objectives for such fiscal year were achieved or exceeded. Performance objectives could be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or of the subsidiary, division, department or function within the Company or one or more subsidiaries in which the participant is employed or for which the participant has responsibilities. The performance objectives were required to be limited to specified levels of Company (or subsidiary, division, department or function) performance, or such performance relative to peer company performance, in one or more, or a combination, of specified types of financial measures. The Compensation Committee also established in respect of the specific performance objectives a minimum

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Executive Compensation: Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control

acceptable level of achievement below which no incentive compensation payment would be made, as well as a formula for determining the amount of any payment to be made if performance was at or above the minimum acceptable level but fell short of full achievement of the specific performance objectives or exceeded full achievement of the specified performance objectives. The Committee retained the discretion to reduce the amount of any incentive compensation that would be otherwise payable to a participant (including a reduction in such amount to zero). The Compensation Committee was required to determine, as soon as reasonably practicable after the end of each fiscal year, whether the performance objectives have been achieved and the amount of incentive compensation payable, and to document such determinations. The maximum incentive compensation that could be paid to a participant under the SEMICP in respect of any fiscal year could not exceed the lesser of two and one-half (2 1/2) times the participant’s annual base salary or $2,500,000.

The Old SEMICP was terminated by the Compensation Committee at the end of the third quarter of fiscal 2016 and replaced with a new STERIS plc sponsored Senior Executive Management Incentive Compensation Plan (“New SEMICP”) covering the CEO for the fourth quarter of fiscal 2016. Under the New SEMICP, the Compensation Committee established new Company-wide financial metrics and financial objectives for the fourth quarter of fiscal 2016.

Financial performance for bonus purposes for the CEO was determined based upon the sum of achievement of financial objectives under the Old SEMICP for the first nine months of fiscal 2016 and under the New SEMICP for the fourth quarter of fiscal 2016. Incentive compensation payments will be made within two and one-half months after the end of the fiscal year.

See also “Proposal 8” beginning on page 14 for a description of the proposed Senior Executive Management Incentive Compensation Plan.

TABLES OF PAYMENT ESTIMATES

Introduction

The tables that follow estimate and summarize the potential payments and benefits under compensation and benefit plans and contractual agreements to which the named executive officers are a party or a participant that may be realizable by each of the named executive officers in the event of a termination of employment and/or change in control under the circumstances described in the footnotes and column headings to the tables, as supplemented by the narrative descriptions of agreements and/or plans addressing or containing provisions relating to change in control and/or termination payments and benefits. These narrative descriptions are found under “Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control” above beginning on page 69.

Excluded Amounts

The amounts shown in the tables that follow do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include accrued salary and vacation pay, regular severance benefits, and distributions of plan balances under our 401(k) plan. The tables also do not include amounts receivable under the Deferred Compensation Plan. See “Deferred Compensation Plan” beginning on page 68 for information about the Deferred Compensation Plan.

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Walter M Rosebrough, Jr.(1)

The table below describes those benefits to which Mr. Rosebrough would have been entitled under the Company’s Senior Executive Severance Plan (“Senior Executive Severance Plan”) and his equity awards under various scenarios, including change in control scenarios, as of March 31, 2016.

	Termination by the Company without Cause or Termination by the employee for Good Reason(2)	Change in Control without Termination and no Qualifying Replacement Award	Change in Control without Termination but with Qualifying Replacement Award	Change in Control and Termination by the Company without Cause or Termination by the employee for Good Reason(4)
Severance Payment	$819,231	$0	$0	$1,638,462
Stock Options(3)	$0	$3,930,803	$2,025,480	$3,930,803
Restricted Stock(3)	$0	$3,179,488	$1,243,375	$3,179,488
Pro-Rata Bonus Payment	$888,865	$0	$0	$888,865
Medical and Dental Benefits	$10,918	$0	$0	$10,918
Totals	$1,719,014	$7,110,291	$3,268,855	$9,648,536

(1)	For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2016. The stock price used is the closing price of $71.05 on March 31, 2016, the assumed termination and Change in Control date.

(2)	Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Rosebrough will be entitled to 12 months of severance payments based on his then current base salary, a pro-rata portion of his bonus based upon financial performance achieved, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Rosebrough was entitled to a bonus of $888,865 for fiscal 2016 based upon financial performance achieved. The proration is 100% because the assumed termination date is the fiscal year end.

(3)	In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Rosebrough will be entitled to accelerated vesting of stock options and restricted stock awards made on or before March 12, 2014. Values attributable to accelerated vesting for stock options and restricted stock are shown in the first and third “Change in Control” columns. Awards granted after March 12, 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)	Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” within one (1) year following a change in control, Mr. Rosebrough will be entitled to 12 months of severance payments based on a multiple of two (2) times his then current base salary, a pro-rata portion of his bonus based upon financial performance achieved, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Rosebrough was entitled to a bonus of $888,865 for fiscal 2016 based upon financial performance achieved. The proration is 100% because the assumed termination date is the fiscal year.

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Executive Compensation: Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control

Michael J. Tokich(1)

The table below describes those benefits to which Mr. Tokich would have been entitled under the Company’s Senior Executive Severance Plan (“Senior Executive Severance Plan”) and his equity awards under various scenarios, including change in control scenarios, as of March 31, 2016.

	Termination by the Company without Cause or Termination by the employee for Good Reason(2)	Change in Control without Termination and no Qualifying Replacement Award	Change in Control without Termination but with Qualifying Replacement Award	Change in Control and Termination by the Company without Cause or Termination by the employee for Good Reason(4)
Severance Payment	$423,077	$0	$0	$846,154
Stock Options(3)	$0	$917,890	$488,360	$917,890
Restricted Stock(3)	$0	$1,811,775	$994,700	$1,811,775
Pro-Rata Bonus Payment	$321,327	$0	$0	$321,327
Medical and Dental Benefits	$17,746	$0	$0	$17,746
Totals	$762,150	$2,729,665	$1,483,060	$3,914,892

(1)	For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2016. The stock price used is the closing price of $71,05 on March 31, 2016, the assumed termination and Change in Control date.

(2)	Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Tokich will be entitled to 12 months of severance payments based on his then current base salary, a pro-rata portion of his bonus based upon financial performance achieved, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Tokich was entitled to a bonus of $321,327 for fiscal 2016 based upon financial performance achieved. The proration is 100% because the assumed termination date is the fiscal year end.

(3)	In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Tokich will be entitled to accelerated vesting of stock options and restricted stock awards made on or before March 12, 2014. Values attributable to accelerated vesting for stock options and restricted stock are shown in the first and third “Change in Control” columns. Awards granted after March 12, 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)	Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” within one (1) year following a change in control, Mr. Tokich will be entitled to 12 months of severance payments based on a multiple of two (2) times his then current base salary, a pro-rata portion of his bonus based upon financial performance achieved, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Tokich was entitled to a bonus of $321,327 for fiscal 2016 based upon financial performance achieved. The proration is 100% because the assumed termination date is the fiscal year end.

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Sudhir K. Pahwa(1)

	Termination by the Company without Cause or Termination by the employee for Good Reason(2)	Change in Control without Termination and no Qualifying Replacement Award	Change in Control without Termination but with Qualifying Replacement Award	Change in Control and Termination by the Company without Cause or Termination by the employee for Good Reason(4)
Severance Payment	$345,846	$0	$0	$691,692
Stock Options(3)	$0	$480,075	$194,733	$480,075
Restricted Stock(3)	$0	$614,583	$241,570	$614,583
Pro-Rata Bonus Payment	$187,621	$0	$0	$187,621
Medical and Dental Benefits	$15,096	$0	$0	$15,096
Totals	$548,563	$1,094,658	$436,303	$1,989,067

(1)	For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2016. The stock price used is the closing price of $71.05 on March 31, 2016, the assumed termination and Change in Control date.

(2)	Pursuant to the STERIS Corporation Senior Executive Severance Plan (“Senior Executive Severance Plan”), in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Pahwa will be entitled to 12 months of severance payments based on his then current base salary, a pro-rata portion of his bonus based upon financial performance achieved, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Pahwa was entitled to a bonus of $187,621 for fiscal 2016 based upon financial performance achieved. The proration is 100% because the assumed termination date is the fiscal year end.

(3)	In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Pahwa will be entitled to accelerated vesting of stock options and restricted stock awards made on or before March 12, 2014. Values attributable to accelerated vesting for stock options and restricted stock are shown in the first and third “Change in Control” columns. Awards granted after March 12, 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)	Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” within one (1) year following a change in control, Mr. Pahwa will be entitled to 12 months of severance payments based on a multiple of two (2) times his then current base salary, a pro-rata portion of his bonus based upon financial performance achieved, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Pahwa was entitled to a bonus of $187,621 for fiscal 2016 based upon financial performance achieved. The proration is 100% because the assumed termination date is the fiscal year end.

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Executive Compensation: Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control

J. Adam Zangerle(1)

The table below describes those benefits to which Mr. Zangerle would have been entitled under the Company’s Senior Executive Severance Plan (“Senior Executive Severance Plan”) and his equity awards under various scenarios, including change in control scenarios, as of March 31, 2016.

	Termination by the Company without Cause or Termination by the employee for Good Reason(2)	Change in Control without Termination and no Qualifying Replacement Award	Change in Control without Termination but with Qualifying Replacement Award	Change in Control and Termination by the Company without Cause or Termination by the employee for Good Reason(4)
Severance Payment	$315,769	$0	$0	$631,538
Stock Options(3)	$0	$301,828	$116,185	$301,828
Restricted Stock(3)	$0	$898,925	$525,770	$898,925
Pro-Rata Bonus Payment	$171,305	$0	$0	$171,305
Medical and Dental Benefits	$10,918	$0	$0	$10,918
Totals	$497,992	$1,200,753	$641,955	$2,014,514

(1)	For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2016. The stock price used is the closing price of $71.05 on March 31, 2016, the assumed termination and Change in Control date.

(2)	Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Zangerle will be entitled to 12 months of severance payments based on his then current base salary, a pro-rata portion of his bonus based upon financial performance achieved, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Zangerle was entitled to a bonus of $171,305 for fiscal 2016 based upon financial performance achieved. The proration is 100% because the assumed termination date is the fiscal year end.

(3)	In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Zangerle will be entitled to accelerated vesting of stock options and restricted stock awards made on or before March 12, 2014. Values attributable to accelerated vesting for stock options and restricted stock are shown in the first and third “Change in Control” columns. Awards granted after March 12, 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)	Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” within one (1) year following a change in control, Mr. Zangerle will be entitled to 12 months of severance payments based on a multiple of two (2) times his then current base salary, a pro-rata portion of his bonus based upon financial performance achieved, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Zangerle was entitled to a bonus of $171,305 for fiscal 2016 based upon financial performance achieved. The proration is 100% because the assumed termination date is the fiscal year end.

76    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Executive Compensation: Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control

Daniel A Carestio(1)

	Termination by the Company without Cause or Termination by the employee for Good Reason(2)	Change in Control without Termination and no Qualifying Replacement Award	Change in Control without Termination but with Qualifying Replacement Award	Change in Control and Termination by the Company without Cause or Termination by the employee for Good Reason(4)
Severance Payment	$319,131	$0	$0	$638,262
Stock Options(3)	$0	$338,155	$221,562	$338,155
Restricted Stock(3)	$0	$1,193,640	$554,190	$1,193,640
Pro-Rata Bonus Payment	$173,129	$0	$0	$173,129
Medical and Dental Benefits	$18,863	$0	$0	$18,863
Totals	$511,123	$1,531,795	$775,752	$2,362,049

(1)	For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2016. The stock price used is the closing price of $71.05 on March 31, 2016, the assumed termination and Change in Control date.

(2)	Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Carestio will be entitled to 12 months of severance payments based on his then current base salary, a pro-rata portion of his bonus based upon financial performance achieved, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Carestio was entitled to a bonus of $173,129 for fiscal 2016 based upon financial performance achieved. The proration is 100% because the assumed termination date is the fiscal year end.

(3)	In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Carestio will be entitled to accelerated vesting of stock options and restricted stock awards made on or before March 12, 2014. Values attributable to accelerated vesting for stock options and restricted stock are shown in the first and third “Change in Control” columns. Awards granted after March 12, 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)	Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” within one (1) year following a change in control, Mr. Carestio will be entitled to 12 months of severance payments based on a multiple of two (2) times his then current base salary, a pro-rata portion of his bonus based upon actual financial performance achieved, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Carestio was entitled to a bonus of $173,129 for fiscal 2016 based upon financial performance achieved. The proration is 100% because the assumed termination date is the fiscal year end.

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Executive Compensation: Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control

Equity Compensation Plan Information

The table below presents information concerning all equity compensation plans and individual compensation arrangements of the Company in effect as of the Company’s March 31, 2016 fiscal year end.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,729,517	44.01	2,197,046
Equity compensation plans not approved by security holders	—	—	—
Total	1,729,517	44.01	2,197,046

78    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

NON-EMPLOYEE DIRECTOR COMPENSATION

Description of Director Compensation for Fiscal 2016

Non-employee Directors are compensated by the Company for their service as such for each term of office. Company employees serving as Directors are not compensated for their service as Directors.

For the 2015-16 term of office, the Chairman of the Board was paid a retainer of $300,000 and each other non-employee Director was paid a retainer of $200,000. These retainers were paid in full at the beginning of the term by STERIS Corporation to all persons who were then Directors. These Directors all became Company Directors and received no additional retainer payments for the term. Retainer fees are fully vested immediately upon payment, regardless of the form in which paid.

Absent an election to the contrary, the retainer fee was payable as follows for the 2015-16 term of office: $65,000 in cash ($105,000 for the Chairman), $67,500 in stock options ($97,500 for the Chairman) and $67,500 in career restricted stock units (“CRSUs”) ($97,500 for the Chairman). However, a Director may elect to receive all or a part of the cash or option portions of the fee in STERIS shares or CRSUs and may elect to receive the CRSU portion of the fee in STERIS shares, and certain Directors made these elections. CRSUs are restricted stock units, with each unit representing a share of the Company’s stock.

Generally, new Directors will receive the same amount of retainer fees, but the available forms of payment will be limited until such time as the Director has satisfied the Company’s Non-Employee Director Stock Ownership Guidelines (see “Non-Employee Director Stock Ownership Guidelines” at page 82). Under these limitations a new Director will receive a retainer fee of $65,000 in cash, but may elect to receive CRSUs in lieu of all or a portion of the cash. The remaining $135,000 of the Director’s retainer fee will be payable in CRSUs.

A different payment arrangement was adopted for former Synergy Health plc Directors who became Company Directors at the time of the Combination for the balance of their term of office. These Directors are receiving a monthly retainer of $16,666.67 per month for the period from their election until their 2015-16 terms of office end. These sums are reduced by any payments they receive from Synergy Health for loss of office as Synergy Health Directors.

The number of CRSUs or STERIS shares a Director is entitled to receive for each annual term will be determined based upon the dollar amount of the retainer fees elected to be received in CRSUs or STERIS shares, respectively and the STERIS per share closing price on the NYSE on the effective date of grant. The number of options a Director is entitled to receive is determined based upon a Black-Scholes calculation, and the option price is the NYSE grant date closing price. A Director’s CRSUs will be settled in STERIS shares six months after the cessation of the Director’s Board service. Directors will be paid cash dividend equivalents on their CRSUs as dividends are paid on STERIS shares.

The following Committee Chair fees were paid for the 2015-2016 terms of office: Audit Committee Chair—$15,000; Compensation Committee Chair—$10,000; and other Committee Chairs—$7,500 each. These fees are payable in cash. Meeting attendance fees are payable to each Director at a rate of $1,000 per meeting for each Board meeting and assigned Committee meeting attended in excess of 20 during the annual term. For these purposes STERIS Corporation meetings prior to the Combination and Company meetings after the Combination will be counted. Aggregate payments of $27,000 were made to Board members for meeting fees for their 2014-15 terms of office. The extent and amount of meeting fees for the 2015-16 term of office are not calculable at this time.

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Non-Employee Director Compensation: Description of Director Compensation for Fiscal 2016

In connection with the Combination, the Compensation Committee and Board of Directors of STERIS Corporation, after extensive deliberation, approved a compensatory arrangement intended to provide “make-whole” payments to the executive officers and Directors of STERIS Corporation, who became subject to a 15% excise tax imposed under Section 4985 of the Internal Revenue Code on their outstanding stock options, restricted stock and career restricted stock units solely because of the Combination. See “Executive Compensation—Compensation Discussion and Analysis—Combination Related Tax Gross-Ups” above, for a discussion of these payments.

Director Compensation Table for Fiscal 2016

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Career Restricted Stock Units $(4)	All Other Compensation ($)(5)	Total ($)
Richard C. Breeden(6)	10,500	—	75,524	132,455	673,196	891,675
Bruce A. Edwards(7)	83,335	—	—	—	—	83,335
Cynthia L. Feldmann	69,000	67,444	75,524	—	313,722	525,690
Jacqueline B. Kosecoff	7,500	132,455	75,524	—	722,365	937,844
David B. Lewis	59,000	—	—	159,997	377,709	596,706
Kevin M. McMullen	67,000	134,953	—	—	351,761	553,714
Sir Duncan K. Nichol(7)	83,335	—	—	—	—	83,335
Mohsen M. Sohi	69,000	67,444	75,524	—	39,907	251,875
Richard M. Steeves(7)	83,335	—	—	—	3,013,301	3,096,636
John P. Wareham	105,000	—	109,077	97,484	704,475	1,016,036
Loyal W. Wilson	18,000	—	75,524	132,455	737,300	963,279
Michael B. Wood	67,000	—	75,524	67,445	427,532	637,501

(1)	The dollar amount represents the portion of the annual retainer fee paid in cash for the 2015-2016 annual term, fees paid for attendance at assigned meetings in excess of 20 meetings in the 2014-2015 annual term, plus chair fees, where applicable, for the fiscal year ended March 31, 2016.

(2)	The dollar amounts reflect the closing sales price per share of STERIS Corporation’s stock on the New York Stock Exchange Composite Tape on the effective date of the grant.

(3)	The dollar amounts reflect the grant date fair value of stock options granted in fiscal 2016 FASB ASC Topic 718. The grant date fair value of an award is determined utilizing assumptions discussed in Notes to our financial statements for the fiscal year ended March 31, 2016. The grant date fair value estimate for these stock option awards in accordance FASB ASC Topic 718 equaled the compensation cost recognized by the Company during fiscal 2016.

(4)	The dollar amounts reflect the closing sales price per share of STERIS Corporation’s stock on the New York Stock Exchange Composite Tape on the effective date of the grant.

(5)

Consists of the following for fiscal 2016: Richard Breeden: $666,687 in excise tax make-whole payments (“make-whole payments”) and $6,509 in CRSU dividend equivalent payments (“dividend equivalents”); Cynthia Feldmann: $308,714 in make-whole payments and $5,008 in dividend equivalents; Dr. Jacqueline Kosecoff: $719,577 in make-whole payments and $2,788 in dividend equivalents; David Lewis: $370,407 in make-whole payments and $7,302 in dividend

80    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Non-Employee Director Compensation: Director Compensation Table for Fiscal 2016

equivalents; Kevin McMullen: $351,761 in make-whole payments; Dr. Mohsen Sohi: $39,907 in make-whole payments; Dr. Richard Steeves: $3,013,301 in severance payments paid and payable from Synergy Health, calculated using exchange rates as of April 29, 2016; Jack Wareham: $699,685 in make-whole payments and $4,790 in dividend equivalents; Loyal Wilson: $728,001 in make-whole payments and $9,299 in dividend equivalents; and Dr. Michael Wood: $425,723 in make-whole payments and $1,809 in dividend equivalents. For an explanation of the excise tax make-whole payments, which were one-time payments and approved in an advisory vote by over 95% of STERIS Corporation’s shareholders, see “Combination Related Tax Gross-Ups” under “Compensation Discussion and Analysis”.

(6)	Based on disclosures in Mr. Breeden’s prior SEC filings, the governing documents of Breeden Capital Management LLC and related investment funds provide that compensation received by Mr. Breeden for services as a director of the Company is apportioned among the investment funds, and Mr. Breeden has no interest in such compensation other than to the extent of his pro-rata ownership interest in the investment funds.

(7)	Each Director was entitled to a fee of $16,667 per month for the months of November, 2015 through March, 2016, reduced by any amounts received for loss of service as a Synergy Director from Synergy Health. These amounts were $33,876 in the case of Sir Duncan K. Nichol, and $16,938 in the case of Mr. Edwards. Mr. Steeves’s fees were reduced by the sum of $27,485 due to a payment inadvertently made to him subsequent to the Combination. Fees shown in the table for these individuals are the unreduced amounts.

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NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

During fiscal 2013, the Board revised its non-employee director stock ownership guidelines (the “guidelines”). Under the revised guidelines, each non-employee Director is required to own Company Ordinary Shares with a value of at least six (6) times the cash portion of the annual Director fees payable to the Director (determined before giving effect to any election by the Director to receive fees in a different form). As noted previously, the cash portion of the annual Director fees for the 2015-16 term of office was $105,000 for the Chairman and $65,000 for each of the other non-employee Directors (determined before giving effect to any election by the Director to receive fees in other forms). A new Director has a period of five years from the date of initial appointment or election to satisfy the guidelines. A special rule was applied for the 2015-16 period for Company Directors who were former Synergy Health plc Directors; these Directors received cash payments of $16,667 per month reduced by amounts they were paid for loss of their directorships with Synergy Health plc. For purposes of the guidelines, all shares held beneficially directly or indirectly by a Director and all career restricted stock units (“CRSUs”), if any, held by a Director will be counted; however, stock options are not be counted for guideline purposes. Based upon the number of shares and CRSUs held by each of our Directors as of April 29, 2016 and our share price of $70.67 per share as of the close of business on such date, each of our Directors, other than new Directors Bruce Edwards and Sir Duncan K. Nichol, satisfied the guidelines as of such date.

OWNERSHIP OF VOTING SECURITIES

5% Owners

The following table shows certain information with respect to all persons known by STERIS to beneficially own more than five percent of the Company’s outstanding Ordinary Shares, based on 85,993,198 Ordinary Shares outstanding as of April 29, 2016.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
BlackRock Inc. 55 East 52nd Street, New York, NY 10022	7,508,512	(1)	8.73%
The Vanguard Group, Inc. 100 Vanguard Blvd., Malvern, PA 19355	6,038,741	(2)	7.02%

(1)	Based solely upon information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on January 27, 2016, which Schedule specifies that BlackRock Inc. has sole voting power with respect to 7,333,585 of these shares, shared voting power with respect to none of these shares and sole dispositive power with respect to 7,508,512 of these shares and shared dispositive power with respect to none of these shares.

(2)	Based solely upon information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2016, which Schedule specifies that The Vanguard Group, Inc. has sole voting power with respect 187,398 of these shares, shared voting power with respect to 5,381 of these shares and sole dispositive power with respect to 5,851,111 of these shares and shared dispositive power with respect to 187,630 of these shares.

82    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Ownership of Voting Securities: Stock Ownership of Directors and Executive Officers

Stock Ownership of Directors and Executive Officers

The following table shows the beneficial ownership of our Ordinary Shares by each director of the Company, each nominee for election as director, each of the named executive officers and all directors, nominees, and executive officers of the Company as a group, as of April 29, 2016, unless otherwise indicated below.

	Number of Shares Beneficially Owned as of April 29, 2016(1)
Name of Beneficial Owner	Shares Owned Directly and Indirectly(2)	Stock Options Exercisable Within 60 Days of April 29, 2016	Total Stock- Based Ownership
Walter M Rosebrough, Jr.(3)	190,182	130,250	320,432
Michael J. Tokich	42,239	108,600	150,839
Sudhir K. Pahwa	21,289	43,239	64,528
J. Adam Zangerle	18,608	31,376	49,984
Daniel A. Carestio	16,800	15,315	32,115
Richard C. Breeden	94,437	29,176	123,613	(4)
Bruce A. Edwards	0	0	0
Cynthia L. Feldmann	11,053	12,109	23,162
Jacqueline B. Kosecoff(3)	38,848	32,563	71,411
David B. Lewis	6,684	9,472	16,156
Kevin M. McMullen	26,338	19,212	45,550
Sir Duncan K. Nichol	0	0	0
Mohsen M. Sohi	20,250	27,428	47,678
Richard M. Steeves	955,281	0	955,281
John P. Wareham	31,560	29,430	60,990
Loyal W. Wilson	25,068	23,322	48,390
Michael B. Wood	34,131	27,906	62,037
All Directors, Nominees, and Executive Officers as a group (21 persons)	1,589,027	582,425	2,171,452

(1)	As of April 29, 2016, (a) only one of our directors and executive officers beneficially owned 1% or more of our outstanding Ordinary Shares (Dr. Steeves held 1.11%) and (b) the directors, nominees and executive officers of the Company as a group beneficially owned approximately 2.52% of the outstanding Ordinary Shares (including shares subject to stock options exercisable by them within 60 days).

(2)	Included are (a) Ordinary Shares beneficially owned outright; (b) restricted Ordinary Shares; (c) Ordinary Shares held in the Company’s 401(k) plan; and Ordinary Shares held through a trust. Except as otherwise provided in the following footnotes, all listed Beneficial Owners have sole voting power and sole investment power as to the Ordinary Shares listed in this column.

(3)	With respect to the Ordinary Shares listed in the first column, the following Beneficial Owners have shared voting power and shared investment power: Mr. Rosebrough as to 78,806 Ordinary Shares; and Dr. Kosecoff as to 9,063 Ordinary Shares.

(4)	Based on disclosures in Mr. Breeden’s prior SEC filings, Mr. Breeden has disclaimed beneficial ownership of these shares which shares are held by investment funds managed by Breeden Capital Management LLC, a registered investment adviser of which Mr. Breeden is the managing member.

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Ownership of Voting Securities: Stock Ownership of Directors and Executive Officers

	Total Number of Shares Beneficially Owned by and CRSUs (as defined below) of Non-Employee Directors as of April 29, 2016
Name of Beneficial Owner	Total Stock-Based Ownership(1)	CRSUs	Total Stock Based Ownership Including CRSUs
Richard C. Breeden	123,613	7,655	131,268
Bruce A. Edwards	0	—	0
Cynthia L. Feldmann	23,162	5,110	28,272
Jacqueline B. Kosecoff	71,411	2,845	74,256
David B. Lewis	16,156	8,675	24,831
Kevin M. McMullen	45,550	—	45,550
Sir Duncan K. Nichol	0	—	0
Mohsen M. Sohi	47,678	—	47,678
Richard M. Steeves	955,281	—	955,281
John P. Wareham	60,990	5,633	66,623
Loyal W. Wilson	48,390	10,502	58,892
Michael B. Wood	62,037	2,362	64,399

(1)	All numbers are from column 3 of the first table above.

84    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on Company records and information, including a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, the Company believes that all filing requirements applicable to directors, executive officers, and greater than 10% shareholders under Section 16(a) of the Exchange Act for the fiscal year ended March 31, 2016 were complied with on a timely basis.

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SHAREHOLDER NOMINATIONS OF DIRECTORS AND NOMINEE CRITERIA

The Nominating and Governance Committee will consider director nominations timely made by shareholders pursuant to the requirements of our Articles referred to in the “Shareholder Proposals” section of this proxy statement. Any such proposal must also comply with the other provisions contained in our Articles, portions of which are summarized below. Such summary is qualified by reference to, and is subject to, the Articles. Any proposals that do not meet the requirements set forth in our Articles, the Exchange Act (and the rules and regulations thereunder) or the Act will be declared out of order and will not be considered at the 2017 Annual General Meeting of Shareholders.

Shareholder recommendations for candidates to be nominees for election to the Board of Directors should be in writing, sent in a timely manner in accordance with the Articles (as summarized in the “Shareholder Proposals” section of this Proxy Statement) and should comply with the provisions of the Company’s Articles and contain all the information required by our Articles and all information listed below, which information must be updated by the shareholder(s) as of the record date for the meeting not later than three days after the record date for the meeting.

The Articles governing shareholder proposals or time for receiving them shall not be deemed to affect any rights of shareholders to request inclusion of proposals in, nor the right of the Company to omit proposals from, the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Certain Information Regarding the Recommending Shareholder.

1.	The name and address of the shareholder and its “Member Associated Persons” (as defined in the Articles) recommending the proposed director nominee for consideration as that information appears on our records, the class and number of shares owned directly and indirectly by the shareholder and its Member Associated Persons;

2.	Any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder(s) and such Member Associated Persons, if any, have the right to vote any class or series of shares of the Company;

3.	Any rights to dividends on the shares of the Company owned beneficially by such shareholder(s) and such Member Associated Persons, if any, that are separated or separable from the underlying shares of the Company;

4.	Any significant equity interests or any derivative instruments or short interests in any principal competitor of the Company held by such shareholder(s), and such Member Associated Persons, if any;

5.	Any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, involving such shareholder(s) and such Member Associated Persons, if any, directly or indirectly, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Company by, manage the risk of share price changes for, or increase or decrease the voting power of, such shareholder(s), and such Member Associated Persons, if any, with respect to any class or series of the shares of the Company, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Company;

86    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Shareholder Nominations of Directors and Nominee Criteria: Information Regarding the Nominee Director

Information Regarding the Nominee Director

6.	All information relating to such person that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the regulations promulgated thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

7.	A description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder(s) and any Member Associated Person, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder(s) making the nomination and any Member Associated Person were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and

8.	A written questionnaire with respect to the background and qualifications of such individual and the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such individual (a) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed therein, including without limitation any Voting Commitment that could limit or interfere with such individual’s ability to comply, if elected as a Director of the Company, with such individual’s fiduciary and other Director’s duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein, (c) in such individual’s personal capacity and on behalf of any person or entity on whose behalf, directly or indirectly, the nomination is being made, would be in compliance, if elected as a Director of the Company, and will comply, with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company publicly disclosed from time to time and (d) irrevocably submits his or her resignation as a director effective upon a finding by a court of competent jurisdiction that such person has breached such written representation and agreement.

There are no specific, defined, qualifications or specific qualities or skills that are necessary for director candidates to possess. In evaluating proposed director nominees, the Nominating and Governance Committee will consider such factors as it deems appropriate, consistent with the Board’s Governance Guidelines, and other factors identified from time to time by the Board of Directors. The Nominating and Governance Committee will consider the entirety of each proposed director nominee’s credentials. As a general matter, the Committee will consider factors such as personal and professional ethics, integrity, commitment, judgment, independence, possible conflicts of interest, experience, diversity of background, availability, comparison of the approach of incumbent members of the Board of Directors, and ability to represent the interests of all shareholders, not just those of a particular philosophy or constituency.

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Shareholder Nominations of Directors and Nominee Criteria: Information Regarding the Nominee Director

The Nominating and Governance Committee will consider all information provided that it deems is relevant to a proposed director nominee’s nomination as a director of the Company. Following such consideration, the Committee may seek additional information regarding, and may request an interview with, any proposed director nominee whom it wishes to continue considering. Based upon all information available to it and any interviews it may have conducted, the Committee will meet to determine whether to recommend the proposed director nominee to the Board of Directors. The Committee will consider proposed director nominees recommended by shareholders on the same basis as proposed director nominees from other sources, subject to the procedures described herein and in the Company’s Articles, as amended from time to time.

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating director nominees. Candidates may be recommended by current members of the Board of Directors, third-party search firms or shareholders. The Nominating and Governance Committee generally does not consider recommendations for director nominees submitted by other constituencies. In order to preserve its impartiality, the Nominating and Governance Committee will not consider any recommendations from shareholders that are not submitted in accordance with the procedures set forth above.

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SHAREHOLDER PROPOSALS

In response to matters submitted by shareholders for consideration at special or annual meetings of shareholders, the Nominating and Governance Committee shall designate one or more members of management to review properly submitted proposals and to obtain all necessary information to allow management designees to present the shareholder proposal to the Nominating and Governance Committee for further consideration. Upon submission of a shareholder proposal to the Nominating and Governance Committee, the Committee will evaluate and make recommendations, as appropriate, to the Board of Directors, with respect to the proposal. This evaluation by the Nominating and Governance Committee may include, without limitation, consideration of (a) the appropriateness of the proposal, (b) applicable requirements of our Articles, as amended from time to time, (c) legal requirements, including requirements under applicable federal and state law, (d) whether the shareholder proposal previously has been submitted to shareholders for a vote, and if so, the vote received for and against the proposal, (e) the best interests of all shareholders, (f) the impact that implementation of the proposal would have on the overall operations of the business, (g) whether the proposal would result in appropriately accomplishing the goals and objectives described in the proposal, and (h) any other considerations that the Nominating and Governance Committee may deem appropriate. The process of evaluation may include communication directly with the shareholder proponent by the Nominating and Governance Committee or the management designees, as the Nominating and Governance Committee may deem appropriate.

Shareholder Proposals for the 2017 Annual General Meeting of Shareholders

Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2017 annual general meeting must submit their proposals to the Company’s registered office at Chancery House, 190 Waterside Road, Hamilton Industrial Park, Leicester, LE5 1Q2, England, United Kingdom, Attention: the Secretary. The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for the 2017 Annual Meeting of Shareholders is expected to be February 17, 2017. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.

In accordance with the Company’s Articles and the ownership thresholds set forth in the Act, and without prejudice to the rights of a shareholder of record under applicable law, in order to nominate a candidate for election as a director or properly bring other business before the 2017 annual general meeting, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Company’s registered office at Chancery House, 190 Waterside Road, Hamilton Industrial Park, Leicester, LE5 1Q2, England, United Kingdom, Attention: the Secretary, not earlier than the close of business on the one hundred and twentieth (120th) calendar day nor later than the close of business on the ninetieth (90th) calendar day prior to the first anniversary of the preceding year’s annual general meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our Articles (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than April 4, 2017 and no later than May 4, 2017. However, if the date of such annual general meeting is more than 30 calendar days before or more than 60 calendar days after the first anniversary of the preceding year’s annual general meeting, notice by the shareholder must be so delivered in writing not earlier than the close of business on the one hundred and twentieth (120th) calendar day prior to such annual general meeting and not later than the close of business on the later of (i) the ninetieth (90th) calendar day prior to such annual general meeting and (ii) the fifth (5th) calendar day after the day on which public

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Shareholder Proposals: Shareholder Proposals for the 2017 Annual General Meeting of Shareholders

announcement of the date of such annual general meeting is first made by the Company provided that in no event shall any adjournment or postponement of an annual general meeting or the public announcement thereof commence a new time period for the giving of such a member’s notice.

Shareholders’ Rights to Call a General Meeting and Requests for Website Statement

In addition to the SEC and Articles processes described above, our shareholders have the right to call a meeting of our shareholders. Section 303 of the Act generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The Act generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the Act and cannot be waived by our shareholders.

Under section 338 of the Act, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Such a request, made by the requisite number of shareholders, must be received by the Company not later than six weeks before the annual general meeting of shareholders.

Under Section 527 of the Act, shareholders meeting the threshold requirements set out in that Section have the right to require the Company to publish a statement on a website setting out any matter relating to the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) for the fiscal year ending March 31, 2016 or any circumstance connected with an auditor of the Company ceasing to hold office since the last Annual General Meeting that the shareholders propose to raise at the next Annual General Meeting of the Company. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with sections 527 or 528 of the Act. Where the Company is required to place a statement on a website under section 527 of the Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the Annual General Meeting will include any statement that the Company has been required under section 527 of the Act to publish on a website.

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MISCELLANEOUS MATTERS

There are no miscellaneous matters.

Multiple Shareholders Sharing an Address

We are allowed to deliver a single copy of proxy materials, including the Notice of Internet Availability of Proxy Materials, to a household at which two or more shareholders reside when we believe those shareholders are members of the same family. We believe this rule benefits everyone. It eliminates duplicate mailings that shareholders living at the same address receive, and it reduces our printing and mailing costs. If, at any time, you no longer wish to participate in “householding,” please notify your broker or contact Broadridge Financial Solutions, Inc. (“Broadridge”) by calling toll-free at 866-540-7095, or by writing Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or write us at Investor Relations, STERIS plc, c/o 5960 Heisley Road, Mentor, Ohio 44060. You can also contact Broadridge at the phone number above if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

For information on how to obtain directions to be able to attend the 2016 Annual Meeting and vote in person, please contact Investor Relations at Julie_Winter@Steris.com.

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ANNUAL REPORT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held on August 2, 2016

This Proxy Statement, our Annual Report to Shareholders of the Company for the fiscal year ended March 31, 2016, which includes financial statements of the Company for the fiscal year then ended, the Company’s U.K. Annual Report and Accounts, including Directors’ Remuneration Report, are available free of charge at www.proxyvote.com if you are a shareholder of record. The Proxy Materials are also available free of charge in the “Online IR Kit” in the “Shareholder Resources” section of http://steris-ir.com.

By Order of the Board of Directors,

J. ADAM ZANGERLE

Secretary

June 13, 2016

92    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

APPENDIX A

Director Remuneration Policy

We are subject to the disclosure requirements of the SEC and the UK Companies Act of 2006 (“Companies Act”). In some respects the disclosure requirements in these jurisdictions overlap or are otherwise similar, and in other respects they are different, requiring distinct disclosures. This Director Remuneration Policy contains disclosures required by the Companies Act. The Compensation Discussion and Analysis (“CD&A”) in the proxy statement includes disclosures required by the SEC and may include disclosures required by the Companies Act. This material should be read in conjunction with the CD&A (but the CD&A does not form part of this Policy).

The compensation for our directors (including our one current executive director) is based on U.S. standards and market conditions for many reasons, including, for example, as a result of our NYSE listing, our history as a U.S. incorporated company, our global operations and the U.S. residency of most of our Directors (including our Executive Director). The compensation paid to our Executive Director was developed and approved by the Compensation Committee of the Board of Directors, and the compensation paid to our non-executive directors was developed by the Nominating and Governance Committee of the Board of Directors and approved by the Board of Directors. In formulating current compensation and this Policy, these Committees considered information and recommendations provided by their independent compensation adviser, Pay Governance. The Board of Directors has approved this Director Remuneration Policy, including both the portion of the Policy covering Non-Executive Directors as well as that portion covering Executive Directors. Currently, this Policy applies to one Executive Director, who is also our President and CEO, and all of the Non-Executive Directors. We could, in the future, have other Executive Directors. Additional information regarding our Directors is found in our proxy statement.

If approved by our shareholders at our 2016 Annual General Meeting of Shareholders, this Director Remuneration Policy will be effective as of that date and will apply until our Annual General Meeting to be held in 2019, unless earlier revised by a vote of our shareholders.

Non-Executive Directors

As of the effective date of this Policy, all of our Directors, with the exception of our President and Chief Executive Officer, are Non-Executive Directors. The Company believes that the following program and levels of compensation are necessary to secure and retain the services of individuals possessing the skills, knowledge and experience to successfully support and oversee the Company as a member of our Board of Directors. The Nominating and Governance Committee makes recommendations to the Board concerning compensation for Non-Executive Directors and all decisions regarding such compensation are made by the Board.

Our Non-Executive Directors are not compensated by the Company for their service as Directors other than as set forth below. Maximum caps specified below are provided to comply with law, exceed current payment levels and should not be construed as indicating an intent to make or not make payments at those levels. For the 2015-16 term of office, Non-Employee Directors who served on the STERIS Corporation Board received the following fees for their service on the boards of STERIS Corporation and STERIS plc: annual board service fee of $200,000 ($300,000 for the Board Chair) and Committee Chair fees ranging from $7,500 to $15,000, depending upon the Committee. The annual board service fee was payable in a combination of cash and equity. The cash portion of this fee could not exceed $65,000 ($105,000 for the Board Chair). A special transition rule applies to the

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Appendix A

compensation of new Company Directors who served on the Synergy Health plc Board. Committee Chair fees were paid in cash.

All dollar amounts shown are U.S. Dollars, unless otherwise indicated.

Non-Executive Director Table

Compensation Component	Purpose / Link to STERIS’s Business Strategy	How Component Operates	Maximum Opportunity(1)
Annual Board Service Fee

•  Attract and retain Non-Executive Directors with a diverse and specialized set of skills, background and experience

•  Align with market value of role

•  Align further with interests of shareholders by virtue of the equity components of compensation

•  Reviewed periodically by the Nominating and Governance Committee which provides recommendations to the Board. Recommendations considered by Board and Board determines amount

•  Peer group serves as benchmark

•  Paid at the beginning of each annual term of office

•  Current forms are a combination of cash, stock options and CRSUs(2)

•  Directors may elect ordinary shares and/or CRSUs in lieu of all or a portion of the cash or options

•  Directors also may elect ordinary shares in lieu of CRSUs

•  Special transition rules may be applied to Directors who have not satisfied the Company’s Stock Ownership Guidelines for Non-Executive Directors or persons who become Directors mid-term

•  The Board retains the discretion to change the compensation forms and mix

•  Not to exceed $300,000 per year

•  Not to exceed an additional $125,000 per year for a Non-Executive Chairperson or lead director

•  Board reserves the right to exceed the foregoing limits based upon peer group benchmarking and other market-based considerations relating to Non-Executive Directors in similar positions in comparable companies

Board and Committee Meeting Fees	• Attract and retain Non-Executive Directors with a diverse and specialized set of skills, background and experience • Recognize time devoted to serving Company • Align with market value of role

•  Reviewed periodically by the Nominating and Governance Committee which provides recommendations to the Board. Recommendations considered by Board and Board determines amount

•  Peer group serves as benchmark

•  Paid in cash at the end of each term

• Payable only if total meetings exceed 20 during the term • Not to exceed $1,000 per meeting • Payable only for the meetings in excess of 20 during term

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Appendix A

Compensation Component	Purpose / Link to STERIS’s Business Strategy	How Component Operates	Maximum Opportunity(1)
Committee Chairperson Fees

•  Attract and retain Non-Executive Directors with a diverse and specialized set of skills, background and experience

•  Recognize additional time and responsibility associated with role

•  Align with market value of role

•  Reviewed periodically by the Nominating and Governance Committee which provides recommendations to the Board. Recommendations considered by Board and Board determines amount

•  Peer group serves as benchmark

•  Paid in cash at the beginning of each term

• Committee fees per Chair not to exceed $25,000 per year • Chair fees vary by Committee
Tax preparation

•  Attract and retain Non-Executive Directors with a diverse and specialized set of skills, background and experience

•  Recognize additional time and responsibilities of being subject to taxation in multiple jurisdictions

•  Assure Directors meet their personal UK tax compliance responsibilities

		• Prepare UK personal income tax returns for Non-UK resident Directors and provide UK tax advice • Tax advisor selected by Company and fees negotiated by Company • Paid by Company directly to advisor	• Fees will not exceed market

(1)	Compensation for 2015-16 term of office consists of annual Board service fees of $200,000 ($300,000 for the Board Chair), Committee Chair fees ranging from $7,500 to $15,000, and excess meeting fees (if applicable) payable at a rate of $1,000 per excess meeting.

(2)	“CRSUs” are career restricted stock units, that is, units representing ordinary shares of STERIS granted pursuant to the Company’s Long-Term Equity Incentive Plan. A Director’s CRSUs will be settled in STERIS ordinary shares six months after the cessation of the Director’s Board service. Directors will be paid cash dividend equivalents on their CRSUs as dividends are paid on STERIS ordinary shares. The number of CRSUs or STERIS shares a Director is entitled to receive for each annual term will be determined based upon the dollar amount of the retainer fees elected to be received in CRSUs or STERIS shares, respectively, and the STERIS per share closing price on the NYSE on the effective date of grant. The number of options a Director is entitled to receive is determined based upon the same factors and by using a Black-Scholes formula to determine the estimated value of the option, and the option price used is the NYSE grant date closing price. All Director equity awards are vested and nonforfeitable.

New Non-Employee Directors will be subject to the same remuneration program as incumbent Non-Executive Directors and will not be offered recruitment inducements. As noted, their available forms of retainer compensation may be more limited, however, depending upon whether they have satisfied the Stock Ownership Guidelines for Non-Employee Directors.

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Appendix A

Executive Directors

The following table is a summary of the policy for Executive Director remuneration. Our one current Executive Director is subject to competition for talent internationally, but more significantly in the U.S., and our policies concerning his compensation reflect a U.S. focus. Should we add Executive Directors, for whatever reason, their home jurisdiction or historical compensation terms may require a different compensation package. The CD&A included in our proxy statement and other provisions of the proxy statement describe in detail the operation of the compensation programs described below for the Executive Director and other Executives. Maximum caps specified below are provided to comply with law, exceed current payment levels, and should not be construed as indicating an intent to make or not make payments at those levels. All dollar amounts shown are U.S. Dollars, unless otherwise indicated.

Executive Director Table

Compensation Component	Purpose / Link to the Company’s Business Strategy	How Component Operates	Maximum Opportunity
Base Salary	• Attract and retain high performing individuals • Reflect an individual’s skills, experience and performance • Align with market value of role

•  Reviewed annually by the Compensation Committee

•  In establishing base salary levels and determining increases, the Compensation Committee considers a variety of factors including: base salaries paid by peer companies and other U.S. operating companies with substantially comparable revenues, the complexity and responsibility of the executive’s position, and the executive’s overall experience and achievements against objectives, as well as the general and industry market for executive talent

•  Base salary adjustments, if any, generally take effect at the beginning of July, but the Compensation Committee retains the discretion to make adjustments throughout the year if warranted under the circumstances

•  The Compensation Committee believes that an Executive Director’s target salary generally should be within 20% above or below the market median for similar positions at peer companies and other U.S. operating companies with substantially comparable revenues

•  The Compensation Committee reserves the discretion to set base salary at any level it deems appropriate

•  In no event will base salary exceed 125% of market median for comparable positions, as determined by the Compensation Committee

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Appendix A

Compensation Component	Purpose / Link to the Company’s Business Strategy	How Component Operates	Maximum Opportunity
Annual Incentive Compensation

•  Drive achievement of annual financial and other corporate and strategic goals

•  Align interests and wealth creation with those of shareholders

•  Align with market value of role

•  Attract and retain key personnel

•  Incentive compensation will focus on annual financial performance of Company business and individual performance against goals and objectives(3)

•  Financial targets utilized typically will be based upon the Company’s annual operating plan(4)

•  Annually at the beginning of each fiscal year the Compensation Committee will determine financial and individual goals, weighting of financial goals and incentive compensation thresholds, targets and maximum bonus levels for that year. The Committee also will annually determine target bonus percentages for participating executives. The target bonus percentage is the percentage of an executive’s base salary for the fiscal year that will be paid as a bonus if there is 100% achievement of all financial goals and individual goals(5)

•  The Compensation Committee determines achievement for incentive compensation purposes for each fiscal year annually after the end of the year(6) (7)

•  The maximum bonus payable for any fiscal year currently is 200% of a participant’s target bonus percentage for the fiscal year. The maximum target bonus percentage for any fiscal year will not exceed 125% of base salary

•  The proposed SEMICP, which would cover the President and CEO if approved, contains an additional annual payout limit of the lesser of $2.5 million or 250% of a participant’s base salary

•  In no event will the incentive compensation opportunity for target performance exceed 125% of market as determined by the Compensation Committee

•  In select cases (promotion or recruitment), to secure or retain the services of certain individuals, cash awards may be granted at the Compensation Committee’s discretion. These awards will not exceed 100% of the Executive’s annualized base salary

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Appendix A

Compensation Component	Purpose / Link to the Company’s Business Strategy	How Component Operates	Maximum Opportunity

•  Failure to achieve individual performance metrics will result in a reduction of the payout that may otherwise be made based upon financial metrics achieved(8) The Compensation Committee retains the discretion to reduce otherwise earned awards based upon individual performance, funding or for any other reason

•  Achievement of financial performance metrics between threshold and target and between target and maximum levels will be interpolated

•  Payments, if any, for a fiscal year will be made in cash within two and one-half months after the end of the fiscal year

•  Cash incentive awards outside the Plans described above for Executive Directors will only be made in connection with promotion or recruitment

Long-Term Incentives

•  Drive achievement of long-term financial and strategic goals

•  Align interests and wealth creation with those of shareholders, including through the building of stock ownership

•  Attract and retain high performing individuals and reward achievement

• The Compensation Committee will make annual grants of equity awards(9) • The Compensation Committee will decide the amount, type and mix of long-term equity incentives. The Committee currently

•  The Plan contains a limit of 1,000,000 Ordinary Shares for grants of Option Rights and Stock Appreciation Rights to any one participant during any calendar year and of 500,000 Ordinary Shares for grants of all other types of equity awards to any one participant during any calendar year

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Appendix A

Compensation Component	Purpose / Link to the Company’s Business Strategy	How Component Operates	Maximum Opportunity
• Align with market value of role

makes awards of restricted stock and stock options to U.S. and U.K. based grantees(10)

•  The amount, type and mix are based upon a number of factors including competitive trends and practices, the Executive’s salary and level within the organization, nature and complexity of position, evaluation of the Executive and the Executive’s equity holdings relative to the Company’s stock ownership guidelines for Executives.(11)(12)

•  In general, equity awards will be made to Executives only once a year and will be made after the Company’s prior year results are released. In special circumstances, as determined by the Compensation Committee, such as in recruitment situations or in recognition of efforts, more than one annual award will be made

•  Stock options and restricted stock awards have time based vesting. Full vesting of all equity awards will generally occur four years after the grant date. Options vest in installments. Restricted stock generally cliff vests, or for certain Executives who are age 55 and with 5

•  In no event will the total grant date award value exceed 125% of market for comparable positions, as determined by the Compensation Committee

•  In recruitment situations, the Compensation Committee may approve awards with a value exceeding the foregoing limits after consideration of market-based and individual-specific factors with respect to awards utilized as recruitment incentives, but without limiting that discretion it is not expected that the total grant date value will exceed 150% of the market for comparable positions, as determined by the Compensation Committee

•  To secure the services of individuals in the case of a promotion, inducement awards may be granted at the Compensation Committee’s discretion. These inducement grants may exceed the limit set forth in this policy, so long as such awards do not exceed 125% of the annual target equity award value of the person who previously held such similar position for a period of at least 12 months

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Appendix A

Compensation Component	Purpose / Link to the Company’s Business Strategy	How Component Operates	Maximum Opportunity
years of service, may vest in installments.(13) Restricted stock recipients receive dividend equivalents on their restricted stock

Retirement Programs	• Attract and retain high performing individuals • Align with market value of role • Align with market practice in U.S. and recognize service over the individual’s career

•  The Company maintains a qualified 401(k) Plan that enables eligible U.S. employees, including any Executive Directors, to save for retirement through a tax-advantaged combination of employee and Company contributions

•  Employee 401(k) contributions are matched by the employer up to 3½% of allowed compensation (100% of first 1%, 50% of next 5%). All contributions vest immediately

• Maximum amounts governed by Plan provisions and the applicable laws and regulations of the United States of America

Welfare Benefits	• Attract and retain high performing individuals • Align with market value of role • Align with market practice in U.S.

•  The Company provides Executives health, dental, life and disability coverages and other employee welfare benefit programs. These same employee benefits are generally provided on a non-discriminatory basis to all US-based employees

• These programs are established to align with market practice/levels, and as such the costs and benefits and coverages may be adjusted from time to time

Other Perquisites	• Attract and retain high performing individuals • Align with market value of role • Align with market practice in U.S.	• The Company provides a car allowance and reimburses or pays tax preparation/financial planning fees, and club dues and may provide limited additional personal benefits

•  Perquisites are periodically reviewed by the Compensation Committee for appropriateness and to assure they are substantially aligned with peers and other U.S. operating companies with substantially comparable

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Appendix A

Compensation Component	Purpose / Link to the Company’s Business Strategy	How Component Operates	Maximum Opportunity
		• President and CEO will be permitted limited personal use of Company owned/chartered aircraft	revenues and do not comprise a substantial portion of the Executive’s total compensation

Tax preparation

•  Attract and retain high performing individuals

•  Recognize additional time and responsibilities of being subject to taxation in multiple jurisdictions

•  Assure personal UK tax compliance responsibilities are satisfied

•  Prepare U.K. personal income tax returns for Non-U.K. resident Executive Directors and provide U.K. tax advice

•  Tax advisor selected by Company and fees negotiated by Company and paid by Company directly to advisor

• Paid by Company directly to advisor

Relocation Benefits	• Attract and retain high performing individuals • Induce incumbent or new Executive Directors to relocate • Align with market practice in U.S.	• The Company may provide relocation expense reimbursements or payments and relocation related benefits in appropriate circumstances as determined by the Compensation Committee	• Level of benefits determined from time to time by the Compensation Committee based upon market, individual circumstances and other considerations

(3)	The Company intends to maintain two annual incentive compensation plans for executives, a Senior Executive Management Incentive Compensation Plan (“SEMICP”) for certain higher paid executives, and which for fiscal 2017 will include the President and CEO, if approved by shareholders, and a Management Incentive Compensation Plan for executives not covered by the SEMICP.

(4)	Financial metrics for fiscal 2016 and recent prior years have been based upon EBIT and free cash flow, with weightings of 75% and 25% respectively. The Compensation Committee currently believes that these two metrics will incent long-term shareholder value creation because EBIT is a key driver of the Company’s ultimate bottom line earnings and the free cash flow metric should incent management to appropriately manage “non-income” cash/balance sheet items like inventory, accounts receivable, accounts payable and capital spending. The Compensation Committee may replace or modify these metrics and weightings from time to time in its discretion with measures and/or weightings it considers to be more appropriate, to reflect changing business conditions or otherwise.

(5)	The Compensation Committee generally intends that an Executive Director’s annual target bonus opportunity should be within 10% above or below the market median for similar positions of peer companies and with U.S. operating companies with substantially comparable revenues. Target bonus opportunities are designed to produce total cash compensation that is within 20% above or below the market median if target results are achieved. Maximum bonuses are intended to produce top quartile incentive compensation when maximum goals are achieved and bottom quartile compensation when the threshold is not achieved.

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Appendix A

(6)	Financial metrics and results used to determine payouts will be disclosed after the end of the fiscal year in respect of which the payments are made.

(7)	Financial performance below threshold levels will result in a $0 payout.

(8)	The Compensation Committee will assess the individual performance of executives, and in the case of any Executive Directors other than the CEO, will consider input from the President and CEO.

(9)	These awards are currently made under the Company’s 2006 Long-Term Equity Incentive Compensation Plan (“Equity Plan”). The Equity Plan provides for various types of equity based awards including restricted stock, stock options, stock appreciation rights, restricted stock units and other stock related awards.

(10)	The Compensation Committee believes that grants of stock options are consistent with and provide a strong linkage to the Committee and Company’s pay-for-performance philosophy. All options are granted at fair market value option prices. Cancellation and replacement of stock options or repricing of stock options without shareholder approval is prohibited under the terms of the Equity Plan. Thus, the Executive benefits only if and to the extent the Company’s stock price increases as options only have value to the Executive when the Company’s stock price exceeds the option exercise price. Although restricted stock awards still retain value should the Company’s stock price decline, the Compensation Committee and Company believe that they also align the interests of the Executives with those of the Company’s shareholders and provide additional performance incentives to the recipients. While there has been a trend away from stock options at other U.S. operating companies, stock options continue to play a meaningful role in the long-term equity programs of the Company’s peer group.

(11)	The Compensation Committee generally intends for the value of an Executive’s target annual equity grants to be within 20% above or below the median for similar positions at peer group companies and U.S. operating companies with substantially comparable revenues.

(12)	The number of shares of restricted stock (or units) to be awarded is based upon the average of various share prices over a prior twelve month period. The number of shares covered by stock option grants is calculated by using the Black-Scholes formula to determine the estimated value of the options.

(13)	The Compensation Committee believes that, among other benefits, these vesting provisions help prevent Executives from fully capitalizing on near-term increases in stock values and reinforce retaining the services of the Executives during the vesting period. Vesting provisions are determined by the Compensation Committee.

Statement Regarding Policy on Recruitment and Promotion

New Executive Directors, whether recruited externally or promoted from within the Company, will be subject to the same remuneration program as incumbent Executive Directors, except as otherwise noted in the foregoing tables. The Compensation Committee will seek to align the new Executive Director’s remuneration package with those of existing Executive Directors, using the same remuneration components as set out in the table above, and the policy considerations set out in that table (including the specific considerations highlighted in respect of Annual Incentive Compensation and Long-Term Incentives) with the following adjustment. In respect of Retirement Programs, the Company will seek to provide a level of contributions to a defined contribution plan that is equivalent to the sums provided to Executive Directors in the U.S., subject to alignment with market practice and the applicable laws and regulations of the relevant jurisdictions where the Executive Director is resident.

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Appendix A

Illustration of Application of Remuneration Policy

The following tables provide an illustration of the potential remuneration for the fiscal year ending March 31, 2017 for the Executive Director, computed in accordance with the Remuneration Policy outlined above and by applying the following assumptions:

•	Fixed pay is base salary plus benefits and contributions to pension.

•	The base salary is assumed to be the same as that in effect as of March 31, 2016.

•	The value of benefits is based upon applicable costs at March 31, 2016. The value of the Company matching 401(k) pension contribution for fiscal 2017 is assumed to be $9,250, the maximum amount permitted to be made under current law and applicable Plan provisions for calendar year 2016. Restricted stock dividends are determined by annualizing those paid on March 29, 2016.

•	The target bonus percentage for annual incentive compensation is assumed to be the same as for fiscal 2016, that is, 100% of base salary.

•	The grant date value of restricted stock awards and stock option awards is assumed to be the same as the grant date value for fiscal 2016, as shown in the Company’s proxy statement. The grant date value of the restricted stock was determined based upon the closing price of the stock on the NYSE on the grant date and stock options were valued using that closing price and a Black-Scholes formula.

	Min	Target	Max
Incentive Compensation	—	825,000.00	1,650,000.00
Equity Awards	2,595,354.00	2,595,354.00	2,595,354.00
Fixed Pay	907,310.00	907,310.00	907,310.00
Total	$3,502,664.00	$4,327,664.00	$5,152,664.00

	Min	Target	Max
Incentive Compensation	0%	19%	32%
Equity Awards	74%	60%	50%
Fixed Pay	26%	21%	18%
Total	100%	100%	100%

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Appendix A

Additional Provisions Applicable to Both

Executive and Non-Executive Directors Generally

Clawback Provisions

Certain incentive compensation award payments to Executive Directors and equity awards and profits realized from the sale of Company securities relating to equity awards in respect of Executive Directors may be subject to recoupment under the provisions of Section 304 of the Sarbanes-Oxley Act, and may also be subject to any other applicable legislation adopted during the time in which this policy is in effect. Award payments and award stock also may be subject to clawbacks under the provisions of the Dodd-Frank Act once SEC regulations under that Act have been finalized. Certain incentive compensation award payments are subject to recoupment under the clawback provisions of the Company’s Incentive Compensation Plans. The Company’s 2006 Long-Term Equity Incentive Plan also contains disgorgement provisions for certain “Detrimental Activity” in respect of Executive Directors. More complete explanations of clawback provisions are included in the Company’s proxy statement.

Base salary and other benefits and compensation payable to Executive Directors, other than incentive compensation and equity awards as described above, are not subject to recoupment or withholding.

This Remuneration Policy does not include provisions for the recovery of sums paid or the withholding of payment of any sums due to Non-Executive Directors.

Legacy Arrangements

For the avoidance of doubt, in approving this Remuneration Policy, authority is given to the Company to make remuneration payments to Directors in connection with awards made prior to the approval of this Policy under the terms of the Company’s 2006 Long-Term Equity Incentive Plan (“Equity Plan”), including any of the same made by way of assumption of awards previously granted by STERIS Corporation, subject to the terms and conditions of the Equity Plan and applicable award documents, including achievement of applicable vesting criteria and/or any performance conditions.

Remuneration Policies Applicable to Employees

The Company does not maintain a single policy regarding remuneration of its employees. The Company and its subsidiaries operate in a number of different lines of business and conduct operations on a worldwide basis. Employment policies in many cases vary from business to business and country to country, in some cases in almost every respect. Policies also may vary greatly depending upon employee responsibilities. For the foregoing and other reasons, remuneration policies applicable to employees may vary substantially or entirely from those remuneration policies set forth herein applicable to Directors.

Service Contracts and Loss of Office

There are no service contracts or agreements that provide guaranteed amounts payable for service as a Non-Executive Director of STERIS, and no severance or similar loss of office compensation will be payable to Non-Executive Directors in respect of the termination of their Board service. Likewise, there are no service or employment contracts applicable to Executive Directors. The Company does not contemplate entering into any such contracts with any Directors.

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Appendix A

The Company maintains a Senior Executive Severance Plan (“Severance Plan”) which provides severance benefits for executives, including Executive Directors. Under the Severance Plan, a participant who terminates employment for Good Reason (as defined in the Severance Plan), or whose employment is terminated other than for Cause (as defined in the Severance Plan), will be entitled to severance benefits. Generally, severance benefits will consist of severance pay equal to the participant’s annual base salary, prorated incentive compensation (bonus), and reimbursement for continuing medical and dental coverage for the duration of the severance payment period. Payment of severance benefits is contingent on the participant’s execution of a release of claims in favor of the Company and its affiliates. If the termination is in conjunction with a Change in Control (as defined in the Severance Plan) and within specified time frames, the severance pay amount will equal two times the participant’s annual base salary. The Severance Plan or a participant’s participation in the Severance Plan may be terminated upon twelve months’ prior notice, with some limitations. An Executive who is covered by both an agreement or other plan or arrangement providing benefits in the nature of severance and by the Severance Plan, will be entitled to receive benefits under whichever provides for greater benefits, but not both.

Except as provided in the Severance Plan, the Company has no policy establishing a minimum notice period for termination with respect to any Director.

The Severance Plan has been filed with the SEC as an Exhibit to the Company’s Quarterly Report on 10-Q for the quarter ending December 31, 2015.

Certain nonvested equity awards granted on or after March 13, 2014 under the Equity Plan and held by Executive Directors contain “double trigger” vesting provisions. This means that if a Change of Control (as defined in the Equity Plan) occurs and the Executive Director receives a qualifying replacement award, the Executive Director’s replacement award may become fully vested and nonforfeitable if the employment of the Executive Director is terminated by the Executive Director for Good Reason or terminated by his or her employer other than for Cause or other Detrimental Conduct (as such terms are defined in the Equity Plan) within two years following the Change in Control.

Statement Regarding Employment Conditions Elsewhere in the Company

In setting pay and service conditions for Directors of the Company, including Executive Directors, the Company does not take into account pay and employment conditions of other employees of the Company and its subsidiaries, and the Company did not consult with its employees, other than its attorneys and Executive Director, in drawing up this Remuneration Policy. Those remuneration comparison measurements utilized by the Company are described in the various tables included in this Policy.

Statement of Consideration of Shareholder Views

As a newly public company, the Company has not previously taken into account the views of its shareholders in formulating remuneration policies. However, the Company’s Directors and Board Committees do consult with and consider recommendations of the Company’s independent compensation consultant in making decisions regarding remuneration. In light of the fact that the Company’s Directors will be receiving what the Company believes to be at or below market compensation relative to its peer group and, for the Executive Director, relative to U.S. manufacturing companies with substantially comparable revenues, based upon information provided by its

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Appendix A

independent compensation consultant, the Company is recommending that this Policy be approved at the Company’s 2016 Annual General Meeting of Shareholders. Beginning with the Company’s 2016 Annual General Meeting of Shareholders, the Company will put its remuneration report to a nonbinding advisory vote of shareholders. The Company’s predecessor, STERIS Corporation, did hold a nonbinding advisory shareholder vote every year beginning in 2010, and is continuing the practice this year, on the compensation of its “named executive officers,” which included its Executive Director, who continues as an Executive Director of the Company. Every year this vote overwhelmingly approved named executive officer compensation. For example, in August 2015, the approval percentage was over 98% of the shares voting.

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APPENDIX B

STERIS plc

Senior Executive Management Incentive Compensation Plan, Effective April 1, 2016

1. Background and Purpose. The STERIS plc Senior Executive Management Incentive Compensation Plan, sometimes referred to as the STERIS Corporation Senior Executive Incentive Compensation Plan (“Senior Plan”) is adopted April 1, 2016 by STERIS plc (the “Company”) subject to approval by the shareholders of the Company at the Company’s 2016 Annual General Meeting of Shareholders. The purpose of the Senior Plan is to attract and retain key executives for the Company and its Subsidiaries and to provide such persons with incentives for superior performance. Incentive Compensation payments made under the Senior Plan are intended to constitute qualified “performance-based compensation” for purposes of Section 162(m) of the Code (as hereinafter defined) and Section 1.162-27 of the Regulations (as hereinafter defined), and the Senior Plan shall be construed consistently with such intention.

2. Definitions. As used in this Plan, the following terms have the meanings specified:

“Board” means the Board of Directors of the Company.

“Change of Control” means the occurrence of any of the following at any time on or after April 1, 2016;

(a)	Any person (other than Company, any of its Subsidiaries, any employee benefit plan or employee stock ownership plan of Company, or any person organized, appointed, or established by Company for or pursuant to the terms of any such plan), alone or together with any of its affiliates, becomes the beneficial owner of 15% or more (but less than 50%) of the Ordinary Shares of Company then outstanding;

(b)	Any person (other than Company, any of its Subsidiaries, any employee benefit plan or employee stock ownership plan of Company, or any person organized, appointed, or established by Company for or pursuant to the terms of any such plan), alone or together with any of its affiliates, becomes the beneficial owner of 50% or more of the Ordinary Shares of Company then outstanding;

(c)	Any person commences or publicly announces an intention to commence a tender offer or exchange offer the consummation of which would result in the person becoming the beneficial owner of 15% or more of the Ordinary Shares of Company then outstanding;

(d)	At any time during any period of 24 consecutive months, individuals who were directors at the beginning of the 24-month period no longer constitute a majority of the members of the Board of Directors of Company, unless the election, or the nomination for election by Company’s shareholders, of each director who was not a director at the beginning of the period is approved by at least a majority of the directors who (i) are in office at the time of the election or nomination and (ii) were directors at the beginning of the period;

(e)	A record date is established for determining shareholders entitled to vote upon (i) a merger or consolidation of Company with another corporation in which those persons who are shareholders of Company immediately before the merger or consolidation are to receive or retain less than 50% of the stock of the surviving or continuing corporation, (ii) a sale or other disposition of all or substantially all of the assets of Company, or (iii) the dissolution of Company; or

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Appendix B

(f)	(i) Company is merged or consolidated with another corporation and those persons who were shareholders of Company immediately before the merger or consolidation receive or retain less than 50% of the stock of the surviving or continuing corporation, (ii) there occurs a sale or other disposition of all or substantially all of the assets of Company, or (iii) Company is dissolved.

Notwithstanding anything herein to the contrary, if an event described in clause (b), clause (d), or clause (f) above occurs, the occurrence of that event will constitute an irrevocable Change of Control. Furthermore, notwithstanding anything herein to the contrary, if an event described in clause (c) occurs, and the Board of Directors either approves such offer or takes no action with respect to such offer, then the occurrence of that event will constitute an irrevocable Change of Control. On the other hand, notwithstanding anything herein to the contrary, if an event described in clause (a) or clause (e) above occurs, or if an event described in clause (c) occurs and the Board of Directors does not either approve such offer or take no action with respect to such offer as described in the preceding sentence, and a majority of those members of the Board of Directors who were Directors prior to such event determine, within the 90-day period beginning on the date such event occurs, that the event should not be treated as a Change of Control, then, from and after the date that determination is made, that event will be treated as not having occurred. If no such determination is made, a Change of Control resulting from any of the events described in the immediately preceding sentence will constitute an irrevocable Change of Control on the 91st day after the occurrence of the event.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan; provided, however, that in any event the Committee shall be comprised of not less than two directors of the Company, each of whom shall qualify as an “outside director” for purposes of Section 162(m) of the Code and Section 1.162-27(e) (3) of the Regulations.

“Eligible Executive” means the Company’s Chief Executive Officer and any other executive officer or other employee of the Company or a Subsidiary designated by the Committee.

“Incentive Compensation” means, for each Eligible Executive, a compensation opportunity amount determined by the Committee pursuant to Section 5 below.

“Performance Objectives” means the performance objective or objectives established pursuant to this Plan for Eligible Executives. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Eligible Executive or of the Subsidiary, division, department or function within the Company or one or more Subsidiaries in which the Eligible Executive is employed or for which the Eligible Executive has responsibilities. The Performance Objectives shall be limited to specified levels of Company (or Subsidiary, division, department or function) performance, or such performance relative to peer company performance, in one or more, or a combination, of the following: earnings per share, return on invested capital, return on total capital, return on assets, return on equity, total shareholder return, stock value, net income, revenue, free cash flow, cash flow, operating profit, gross margin and/or contribution margin, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, productivity improvement, and expense or liability reduction.

“Regulations” mean the Treasury Regulations promulgated under the Code, as amended from time to time.

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Appendix B

“Subsidiary” means a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect majority ownership or other equity interest.

3. Administration of the Plan. The Plan shall be administered by the Committee, which shall have full power and authority to construe, interpret and administer the Plan and shall have the exclusive right to establish Performance Objectives and the amount of Incentive Compensation payable to each Eligible Executive upon the achievement of the specified Performance Objectives, as well as any other terms or conditions that may be required in order for an Eligible Executive to receive a payment of Incentive Compensation. If there is any dispute or disagreement as to the interpretation of the Plan, or as to any question or right arising from or related to the Plan, the decision of the Committee shall be final and binding on all persons except in the case of manifest error.

4. Eligibility. Eligibility under this Plan is limited to Eligible Executives designated by the Committee in its sole and absolute discretion.

5. Awards.

(a)	Not later than the 90th day of each fiscal year of the Company, the Committee shall establish the Performance Objectives for each Eligible Executive and the amount of Incentive Compensation payable (or formula for determining such amount) upon full achievement of the specified Performance Objectives for such fiscal year. The Committee may further specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no Incentive Compensation payment will be made and set forth a formula for determining the amount of any payment to be made if performance (i) is at or above the minimum acceptable level but falls short of full achievement of the specified Performance Objectives or (ii) exceeds full achievement of the specified Performance Objectives. The Committee may not modify any terms of awards established pursuant to this Section, except in connection with the death or disability of an Eligible Executive or a Change of Control or to the extent that after such modification the Incentive Compensation would continue to constitute qualified “performance-based compensation” for purposes of Section 162(m) of the Code.

(b)	The Committee retains the discretion to reduce the amount of any Incentive Compensation that would be otherwise payable to an Eligible Executive (including a reduction in such amount to zero).

(c)	Notwithstanding any other provision of the Plan to the contrary, the Incentive Compensation paid to an Eligible Executive under the Plan for a fiscal year shall not exceed two and one-half (2 1/2) times the applicable Eligible Executive’s annual base salary, and in no event shall such Incentive Compensation exceed Two Million Five Hundred Thousand Dollars ($2,500,000.00).

6. Committee Certification. As soon as reasonably practicable after the end of each fiscal year of the Company, the Committee shall determine whether the Performance Objectives have been achieved and the amount of the Incentive Compensation to be paid to each Eligible Executive for such fiscal year and shall document such determinations.

7. Payment of Incentive Compensation. Incentive Compensation payable in respect of any fiscal year shall be paid no later than two and a half months after the end of such fiscal year.

8. No Right to Compensation or Continued Employment. Neither participation in the Plan, the provision for or payment of any amounts hereunder nor any action of the Company, the Board or the

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Appendix B

Committee with respect to the Plan shall be held or construed to confer upon any person (a) any legal right to receive, or any interest in, Incentive Compensation or any other benefit under the Plan, or (b) any legal right to continue to serve as an officer or employee of the Company or any Subsidiary, or (c) any relief from or modification to any other agreement with or other obligation to the Company or any Subsidiary .

9. Withholding. The Company shall have the right to withhold, or require an Eligible Executive to remit to the Company, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the payment of any Incentive Compensation.

10. Incentive Compensation Forfeiture. If the Company’s financial statements for any fiscal year beginning on or after April 1, 2016 are restated (in any respect) due to material noncompliance with any financial reporting requirement as a result of intentional misconduct of an Eligible Executive (“Forfeiting Participant”), the Committee shall have the discretion to cause the Company to require the Forfeiting Participant to return or forfeit, as applicable, all or a portion (but not more than one-hundred percent (100%)) of the Incentive Compensation award or payment for such fiscal year, in addition to all other rights and remedies the Company may have in respect of the Forfeiting Participant. The amount to be recovered from or forfeited by the Forfeiting Participant shall be up to the amount by which the Incentive Compensation award or payment exceeded the amount that would have been payable to the Forfeiting Participant had the Company’s financial statements for the applicable fiscal year been initially filed as restated (including, but not limited to, the entire award or payment), as determined by the Committee. The Committee shall determine whether the Company shall effect any such recovery (i) by seeking repayment from the Forfeiting Participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Forfeiting Participant under any compensatory plan, program or arrangement maintained by the Company, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s compensation practices, and/or (iv) by any combination of the foregoing.

11. Nontransferability. Except as expressly provided by the Committee, the rights and benefits under the Plan shall not be transferable or assignable other than by will or the laws of descent and distribution.

12. Amendment and Termination. The Committee may amend the Plan from time to time, provided that any such amendment is subject to approval by the shareholders of the Company to the extent required to satisfy the requirements of Section 162(m) of the Code and the Regulations thereunder and provided further that any such amendment shall not cause the amount of Incentive Compensation payable in respect of any fiscal year to be increased as compared to the amount that would have been paid in accordance with the terms previously established for such fiscal year. The Committee may also terminate the Plan, on a prospective basis only, at any time.

13. Effective Date. Subject to and contingent upon its approval by the Company’s Shareholders, this Plan shall become effective for Company fiscal years beginning on and after April 1, 2016, subject to any further shareholder approvals (or reapprovals) mandated for performance-based compensation under Section 162(m) of the Code, and the Regulations thereunder, and subject to the right of the Board to terminate the Plan, on a prospective basis only, at any time.

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APPENDIX C

STERIS plc

2006 Long-Term Equity Incentive Plan

(As Amended and Restated Effective August 2, 2016)

On November 2, 2015, the business combination (the “Combination”) of STERIS Corporation (“STERIS”) and Synergy Health plc (“Synergy”) was completed. Pursuant to the Combination, STERIS and Synergy became wholly owned subsidiaries of STERIS plc, a public limited company organized under the laws of England and Wales (“New STERIS”), and each outstanding STERIS Common Share (as hereinafter defined) was converted into the right to receive one New STERIS Ordinary Share (as hereinafter defined). In connection with the Combination, the STERIS 2006 Long-Term Equity Incentive Plan (the “Prior STERIS Plan”) and all awards then outstanding under the Prior STERIS Plan were assumed by New STERIS. Also in connection with the Combination and assumption, (a) each Option Right (as hereinafter defined) to acquire Common Shares that was outstanding immediately prior to the Combination was converted from and after the Combination into an Option Right to acquire the same number of Ordinary Shares and at the same exercise price per share as applied immediately prior to the conversion, (b) each Appreciation Right (as hereinafter defined) with respect to Common Shares that was outstanding immediately prior to the Combination was converted from and after the Combination into an Appreciation Right with respect to the same number of Ordinary Shares and at the same exercise price per share as applied immediately prior to the conversion, (c) each award of Restricted Stock (as hereinafter defined) in Common Shares that was outstanding immediately prior to the Combination was converted from and after the Combination into Restricted Stock in the same number of Ordinary Shares as were held pursuant to such award immediately prior to conversion, and (d) each award of Restricted Stock Units (as hereinafter defined) with respect to Common Shares that was outstanding immediately prior to the Combination was converted from and after the Combination into Restricted Stock Units with respect to the same number of Ordinary Shares as applied to such award immediately prior to conversion, and, except as required in order to comply with applicable law, each of such converted equity awards otherwise will continue to have, and be subject to, the same Plan terms and conditions that were applicable to the corresponding converted award immediately prior to the Combination. Accordingly, the Prior STERIS Plan was amended and restated, effective as of the consummation of the Combination on November 2, 2015, in order to reflect its assumption by New STERIS and the aforesaid conversions, and the Plan is further amended and restated hereby effective August 2, 2016.

1. Purpose. The purpose of this STERIS plc 2006 Long-Term Incentive Plan is to attract and retain directors, officers and other employees of STERIS plc, a public limited company organized under the laws of England and Wales, and its Subsidiaries and to provide to such persons incentives and rewards for performance. This Plan, as amended and restated effective August 2, 2016, shall apply to all awards heretofore or hereafter granted hereunder or pursuant hereto, except as otherwise expressly provided herein.

2. Definitions. As used in this Plan,

(a)	“Acquisition Price” means such amount, if any, as may be specified by the Board in the Evidence of Award with respect to Restricted Stock as the consideration to be paid by the Participant for such Restricted Stock, subject to adjustment pursuant to the provisions hereof; provided, that the par value of a share of Restricted Stock, if required to be paid by a Participant, shall not constitute an Acquisition Price.

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Appendix C

(b)	“Appreciation Right” means a right in respect of Shares, including any right in respect of STERIS Common Shares that was converted into a right in respect of Ordinary Shares, granted pursuant to Section 5 or Section 9 of this Plan, and will include both Free-Standing Appreciation Rights and Tandem Appreciation Rights.

(c)	“Appreciation Right Expiration Date” means the date selected by the Board after which, except as provided in Section 11(d) in the case of the death of the Participant to whom the Appreciation Right was granted, the Appreciation Right may not be exercised.

(d)	“Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right or a Tandem Appreciation Right.

(e)	“Board” means the Board of Directors of the Company and, to the extent of any delegation by the Board of Directors to the Compensation Committee of the Board of Directors or any other Committee of the Board of Directors (or subcommittee thereof) pursuant to Section 12 of this Plan or pursuant to the charter of any such Committee or otherwise, such Committee (or subcommittee).

(f)	“Cause” has the meaning specified in Section 2(o)(iv) hereof.

(g)	“Chief Executive Officer” means the Chief Executive Officer of the Company.

(h)	“Change in Control” has the meaning set forth in Section 14 of this Plan.

(i)	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

(j)	“Combination” has the meaning set forth in the first paragraph of this Plan.

(k)	“Common Shares” means the shares of common stock, without par value, of STERIS.

(l)	“Company” means New STERIS in respect of periods from and after the Combination and STERIS in respect of periods prior to the Combination.

(m)	“Covered Employee” means a Participant who is, or is determined by the Board to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision).

(n)	“Date of Grant” means the date specified by the Board or, in the case of awards permitted to be granted hereunder by the Chief Executive Officer or his delegatee or delegatees, by the Chief Executive Officer or such delegatee or delegatees, on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units or other awards contemplated by Section 10 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 10 of this Plan will become effective (which date will not be earlier than the date on which the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, takes action with respect thereto).

(o)	“Detrimental Activity” means, in the case of any Participant who is a Non-Employee Director or former Non-Employee Director, such activity, if any, as may be specified as a “Detrimental Activity” in any applicable Evidence of Award of such Participant and, in the case of any Participant who is an Employee or former Employee, any of the following activities:

(i)

Without the prior written consent of the Company, performing, either directly or indirectly, any advisory or consulting services for, operating or investing in (other than not more than one percent of the stock in a publicly-held corporation that is traded on a recognized securities exchange or over-the-counter), being employed by or an independent contractor of, or being a director, partner, or officer of, or otherwise becoming associated with in any capacity, any

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Appendix C

person, firm, corporation, partnership, proprietorship, or other entity that develops, manufactures, assembles, sells, distributes, or performs products, systems, or services in competition with any products, systems, or services developed, manufactured, assembled, sold, distributed, or performed by the Company or a Subsidiary.

(ii)	Without the prior written consent of the Company, directly or indirectly, inducing or attempting to induce any employee, agent or other representative or associate of the Company or a Subsidiary to terminate his, her or its relationship with the Company or a Subsidiary or interfering with the relationship between the Company or a Subsidiary and any of its employees, agents, representatives, suppliers, customers, or distributors.

(iii)	Disclosing to anyone outside the Company or a Subsidiary, or using in other than the Company’s or a Subsidiary’s business, without prior written authorization from the Company, any confidential data, marketing strategies (including customer lists), invention records, trade secrets, and other confidential information of the Company or a Subsidiary, including, without limitation, information regarding customers, finances, or personnel, or concerning the products, systems, and services researched, developed, manufactured, assembled, sold, distributed, or performed by the Company or otherwise concerning the business or affairs of the Company or a Subsidiary, acquired by the Participant during his or her employment with the Company or its Subsidiaries or while acting as a consultant for the Company or its Subsidiaries.

(iv)	An activity that results in a termination for Cause. Termination for “Cause” means, except as otherwise provided in a Participant’s Evidence of Award, a termination:

(A)	due to the Participant’s willful and continuous gross neglect of his or her duties for which he or she is employed,

(B)	due to an act of dishonesty on the part of the Participant resulting or intended to result, directly or indirectly, in his or her material personal gain or enrichment at the expense of the Company or a Subsidiary,

(C)	due to an act of theft in connection with the Participant’s employment with the Company or a Subsidiary,

(D)	due to any unauthorized disclosure of confidential information belonging to the Company or a Subsidiary, including but not limited to any disclosure in violation of Section 2(l)(iii) hereof, or

(E)	due to any material violation of any provisions of any Company policy or of any agreement with Company or any Subsidiary.

(v)	Such other activity as may be specified as constituting, or defined to be, “Detrimental Activity” in the applicable Evidence of Award.

(vi)	Any other conduct or act determined to be injurious, detrimental or prejudicial to any business, strategy, personnel, reputation or other significant interest of the Company or any Subsidiary unless the Participant acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company.

(p)	“Director” means a member of the Board of Directors of the Company.

(q)	“Effective Date” means July 26, 2006, the date this Plan initially became effective.

(r)	“Employee” means any individual employed by the Company or any Subsidiary.

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Appendix C

(s)	“Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence that sets forth the terms and conditions of the award granted and that is approved by the Board or, in the case of awards permitted to be granted hereunder by the Chief Executive Officer or his delegatee or delegatees, if applicable, approved by such person. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant.

(t)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(u)	“Extended Exercise Period” has the meaning specified in Section 11(b)(i)(A).

(v)	“Free-Standing Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is not granted in tandem with an Option Right.

(w)	“Good Standing” has the meaning specified in Section 11(b)(ii).

(x)	“Incentive Stock Options” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

(y)	“Incumbent Directors” means as of any time prior to the Combination, individuals who are then Directors of the Company, and from and after the Combination the individuals who, effective as of the Combination, are Directors of the Company and any individual becoming a Director subsequent to the Combination whose election, nomination for election by the Company’s shareholders, or appointment, was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

(z)	“Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board or, in the case of awards permitted to be granted hereunder by the Chief Executive Officer or his delegatee or delegatees, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents and other awards pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, segment, business unit, team, division, department, region or function within the Company or Subsidiary for which the Participant provides service. The Management Objectives may be made relative to the performance of other companies, businesses or industries in respect of which the Participant provides service. The Management Objectives applicable to any award to a Covered Employee that is designated by the Board as intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code will be based on specified levels of or growth in one or more of the following criteria:

(i)	Cash flow (including free cash flow)

(ii)	Cost of capital

(iii)	Cost reduction

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(iv)	Customer service

(v)	Debt reduction or leverage ratio

(vi)	Earnings and earnings growth (including earnings per share and earnings before interest and taxes (“EBIT”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”))

(vii)	Economic value added

(viii)	Total shareholder return and improvement of shareholder return

(ix)	Inventory management

(x)	Margins, including, but not limited to, gross margin, EBIT, EBITDA and net income

(xi)	Market share

(xii)	Market value added

(xiii)	Net income

(xiv)	Productivity improvement

(xv)	Profit after taxes

(xvi)	Project execution

(xvii)	Quality

(xviii)	Recruitment and development of associates

(xix)	Reduction of fixed costs

(xx)	Return on assets

(xxi)	Return on equity

(xxii)	Return on invested capital

(xxiii)	Return on total capital

(xxiv)	Revenue and revenue growth

(xxv)	Sales and sales growth

(xxvi)	Successful start-up of new facility

(xxvii)	Successful acquisition, divestiture or other special project

(xxviii)	Unit volume

(xxix)	Working capital, including, but not limited to, inventory turns and days sales outstanding

If the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may in its, his, her or their discretion modify such Management Objectives or the related levels of achievement, in whole or in part, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, deems appropriate and equitable, except in the case of an award to a Covered Employee that is designated by the Board as intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code where such action

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would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, neither the Management Objectives nor the level or levels of achievement with respect to such award shall be modified.

(aa)	“Market Value per Share” means, as of any particular date, the closing sales price per share of the Shares as reported on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Shares are listed. If there is no regular trading market for such Shares, the Market Value per Share shall be determined by the Board or, in the case of awards permitted to be made by the Chief Executive Officer or his delegatee or delegatees, by the Chief Executive Officer or such delegatee or delegatees.

(bb)	“New STERIS” has the meaning set forth in the first paragraph of this Plan.

(cc)	“Non-Employee Director” means a person who is a “non-employee director” of the Company within the meaning of Rule 16b-3 of the U.S. Securities and Exchange Commission promulgated under the Exchange Act.

(dd)	“Nonqualified Stock Options” means Option Rights intended by the Board not to qualify as “incentive stock options” under Section 422 of the Code.

(ee)	“Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(ff)	“Option Expiration Date” means the date selected by the Board or, in the case of awards permitted to be made by the Chief Executive Officer or his delegatee or delegatees, by the Chief Executive Officer or his delegatee or delegatees, after which, except as provided in Section 11(d) in the case of the death of the Participant to whom the Option Right was granted, the Option Right may not be exercised.

(gg)	“Option Price” means the purchase price payable on exercise of an Option Right, which Option Price shall be specified in the Evidence of Award in respect of the relevant Option Right, subject to adjustment pursuant to the provisions hereof.

(hh)	“Option Right” means the right to purchase Shares, including any right to purchase STERIS Common Shares that was converted into a right to purchase Ordinary Shares, upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

(ii)	“Ordinary Shares” means the ordinary shares, par value £0.10, of New STERIS or any security into which such ordinary shares may be changed by reason of any transaction or event of the type referred to in Section 13 of this Plan.

(jj)	“Participant” means a person who is selected or designated to receive benefits under this Plan pursuant to the provisions hereof and who is at the time an officer or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and also includes each Non- Employee Director who receives Shares or an award of Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units or other awards under this Plan.

(kk)	“Participant’s Representative” means (i) in the case of a deceased Participant, the Participant’s executor or administrator or, if the deceased Participant’s estate is exempt from or not otherwise subject to administration, the person or persons to whom the Participant’s rights under any Option Rights have been transferred by will or the laws of descent and distribution, and (ii) in the case of a disabled or incapacitated Participant, the Participant’s attorney-in-fact or legal guardian.

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(ll)	“Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

(mm)	“Performance Share” means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 8 of this Plan.

(nn)	“Performance Unit” means a bookkeeping entry that records a unit equivalent to $1.00 or such other value as is determined by the Board or the Chief Executive Officer or his delegate or delegatees awarded pursuant to Section 8 of this Plan.

(oo)	“Plan” means this STERIS plc 2006 Long-Term Incentive Plan, as may be amended from time to time, in respect of periods from and after the Combination, and the Prior STERIS Plan, as amended from time to time, in respect of periods prior to the Combination.

(pp)	“Prior STERIS Plan” has the meaning set forth in the first paragraph of this Plan.

(qq)	“Qualifying Retirement” has the meaning specified in Section 11(b)(iii) of this Plan.

(rr)	“Qualifying Retirement Eligible” means that a Participant has attained age 55 and has been in the service of the Company and/or a Subsidiary for at least five consecutive years.

(ss)	“Restricted Stock” means Shares, including any Common Shares that were converted into Ordinary Shares, granted or sold pursuant to Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(tt)	“Restricted Stock Unit” means an award of the right to receive Shares, including any right to receive STERIS Common Shares that was converted into a right to receive Ordinary Shares, or cash at the end of a specified period made pursuant to Section 7 or Section 9 of this Plan.

(uu)	“Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 or Section 9 of this Plan.

(vv)	“Service Termination Date” means (i) with respect to an Employee, the first date on which, as of the end of the day, the Employee is no longer employed by the Company or any Subsidiary and (ii) with respect to a Director who is a Non-Employee Director, the first date on which, as of the end of the day, the Non-Employee Director ceases to serve as a Director; provided, that, for the avoidance of doubt, the date on which the Combination is completed shall not be a Service Termination Date for any Non-Employee Director who, upon completion of the Combination, ceases to serve as a Director of STERIS and immediately commences to serve as a Director of New STERIS. References in the Plan to a Participant’s “service” shall be deemed to be, with respect to an Employee, to the Employee’s employment with the Company or a Subsidiary, and with respect to a Director who is a Non-Employee Director, to the Director’s service on the Board.

(ww)	“Shares” means Ordinary Shares in respect of periods on and after the Combination and Common Shares in respect of periods prior to the Combination.

(xx)	“Spread” means the excess of the Market Value per Share on the date when an Option Right or Appreciation Right is exercised over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

(yy)	“STERIS” has the meaning set forth in the first paragraph of the Plan.

(zz)	“Subsidiary” means a corporation, company or other entity (i) at least 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or

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other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but at least 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, at least 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

(aaa)	“Tandem Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is granted in tandem with an Option Right.

(bbb)	“Voting Stock” means securities entitled to vote generally in the election of directors.

3. Shares Available Under the Plan.

(a)	Maximum Shares Available Under Plan.

(i)	Subject to adjustment as provided in Section 13 of this Plan, the number of Shares that may be issued or transferred on or after the Effective Date (A) upon the exercise of Option Rights or Appreciation Rights, (B) in payment of Restricted Stock and released from substantial risks of forfeiture thereof, (C) as Restricted Stock Units, (D) in payment of Performance Shares or Performance Units that have been earned, (E) as awards contemplated by Section 10 of this Plan, or (F) in payment of dividend equivalents paid with respect to awards made under the Plan will not exceed in the aggregate Twelve Million Two Hundred Thousand (12,200,000) Shares. In addition to the Shares authorized by the preceding sentence, to the extent any award under the Plan otherwise terminates without the issuance of some or all of the Shares underlying the award to a participant or if any option under the Plan terminates without having been exercised in full, the Shares underlying such award, to the extent of any such forfeiture or termination, shall be available for future grant under the Plan and credited toward the Plan limit. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii)	The total number of Shares available under the Plan as of a given date shall not be reduced by any Shares relating to prior awards that have expired or have been forfeited or cancelled. Notwithstanding anything to the contrary contained herein: (A) the number of Shares tendered or otherwise used in payment of the Option Price of an Option Right shall nonetheless reduce the aggregate plan limit described above; (B) the number of Shares withheld by the Company to satisfy the tax withholding obligation shall reduce the aggregate plan limit described above; and (C) the number of Shares covered by an Appreciation Right, to the extent that it is exercised and settled in Shares, and whether or not shares are actually issued to the participant upon exercise of the right, shall be considered issued or transferred pursuant to the Plan. In the event that the Company repurchases Shares with Option Right proceeds, those Shares will not be added to the aggregate plan limit described above.

(b)	Limits. Notwithstanding anything elsewhere in this Plan to the contrary, but subject as well to the other limitations contained in this Section 3 and subject to adjustment as provided in Section 13 of this Plan:

(i)	The aggregate number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options (after taking into account forfeitures and cancellations) shall not exceed Two Million (2,000,000) Shares.

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(ii)	No Participant will be granted Option Rights or Appreciation Rights, in the aggregate, for more than One Million (1,000,000) Shares during any calendar year.

(iii)	No Participant will be granted Restricted Stock or Restricted Stock Units that specify Management Objectives, Performance Shares, Performance Units or other awards under Section 10 of this Plan that specify Management Objectives, in the aggregate, for more than Five Hundred Thousand (500,000) Shares (or, in the case of Performance Units, the cash equivalent thereof based on the Market Value per Share as of the Date of Grant) during any calendar year.

4. Option Rights. The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Shares. Each such grant will be subject to all of the requirements contained in, and may contain such provisions as are authorized by, the following provisions:

(a)	Each grant will specify the number of Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b)	Each grant will specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

(c)	Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Shares owned by the Optionee having a value at the time of exercise equal to the total Option Price, (iii) by a combination of such methods of payment, or (iv) by such other methods as may be approved by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable.

(d)	To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(e)	Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f)	Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable. A grant of Option Rights may provide for the earlier exercise of such Option Rights in the event of the retirement, death or Disability of a Participant. Unless otherwise provided in the relevant Evidence of Award, each grant of Option Rights (i) with a Date of Grant prior to March 13, 2014 shall become immediately exercisable upon a Change in Control, and (ii) with a Date of Grant on or after March 13, 2014 shall be subject to Section 24 hereof.

(g)	Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h)	Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

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(i)	The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan that was granted therewith.

(j)	Except as otherwise provided herein or in an Evidence of Award, no Option Right will be exercisable more than 10 years from the Date of Grant.

(k)	Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award shall be subject to this Plan and shall contain such terms and provisions, consistent with this Plan, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may approve.

5. Appreciation Rights.

(a)	The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may also authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

(b)	Each grant of Appreciation Rights will be subject to all of the requirements contained in, and may contain such provisions as are authorized by, the following provisions:

(i)	Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Shares or in any combination thereof and may either grant to the Participant or retain in the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, the right to elect among those alternatives.

(ii)	Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

(iii)	Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv)	Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, the retirement, death or Disability of a Participant. Unless otherwise provided in the relevant Evidence of Award, each grant of Appreciation Rights (i) with a Date of Grant prior to March 13, 2014 shall become immediately exercisable upon a Change in Control, and (ii) with a Date of Grant on or after March 13, 2014 shall be subject to Section 24 hereof.

(v)	Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(vi)	Each grant of Appreciation Rights will be evidenced by an Evidence of Award, which Evidence of Award will describe such Appreciation Rights, identify the related Option Rights

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(if applicable), and contain such other terms and provisions, consistent with this Plan, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may approve.

(c)	Any grant of Tandem Appreciation Rights will provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation. Successive grants of Tandem Appreciation Rights may be made to the same Participant regardless of whether any Tandem Appreciation Rights previously granted to the Participant remain unexercised.

(d)	Regarding Free-Standing Appreciation Rights only:

(i)	Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which may not be less than the Market Value per Share on the Date of Grant;

(ii)	Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

(iii)	Except as otherwise provided herein or in an Evidence of Award, no Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6. Restricted Stock. The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may also authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale will be subject to all of the requirements contained in, and may contain such provisions as are authorized by, the following provisions and the other provisions of the Plan:

(a)	Each such grant or sale will constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights (subject to such restrictions as are set out in the Evidence of Award), but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b)	Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c)	Each such grant or sale will provide that the Restricted Stock covered by such grant or sale that vests upon the passage of time will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, at the Date of Grant and may provide for the earlier lapse of such substantial risk of forfeiture as provided in Section 6(e) below or in the event of the retirement, death or Disability of a Participant or as otherwise provided herein. Unless otherwise provided in the relevant Evidence of Award, all substantial risks of forfeiture or restrictions on transfer applicable to any grant or sale of Restricted Stock (i) with a Date of Grant prior to March 13, 2014 shall lapse and terminate upon a Change in Control, and (ii) with a Date of Grant on or after March 13, 2014 shall be subject to Section 24 hereof.

(d)	Each such grant or sale will provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

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(e)	Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock on which restrictions will terminate if performance is below, at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(f)	Any such grant or sale of Restricted Stock may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional shares of Restricted Stock, which may be subject to the same restrictions as the underlying award.

(g)	Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may approve. Unless otherwise directed by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, all certificates representing shares of Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

7. Restricted Stock Units. The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may also authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale will be subject to all of the requirements contained in, and may contain such provisions as are authorized by, the following provisions and the other provisions of the Plan:

(a)	Each such grant or sale will constitute the agreement by the Company to deliver Shares or cash to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may specify. Each grant that specifies Management Objectives may further specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock Units on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. In addition, any grant of such Restricted Stock Units will further specify that, before the termination or early termination of restrictions applicable to such Restricted Stock Units, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, must determine that the Management Objectives have been satisfied.

(b)	Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c)

If the Restriction Period lapses only by the passage of time, each such grant or sale will be subject to a Restriction Period, as determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, at the Date of Grant, and may provide for the earlier lapse or other modification of such Restriction Period in the event of the retirement, death or Disability of a Participant or as otherwise provided herein. Unless otherwise provided on the relevant Evidence of Award, the Restriction Period applicable to any grant of Restricted Stock Units (i) with a Date of

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Grant prior to March 13, 2014 shall lapse and terminate upon a Change in Control, and (ii) with a Date of Grant on or after March 13, 2014 shall be subject to Section 24 hereof.

(d)	During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Restricted Stock Units and will have no right to vote them, but the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may at the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current or deferred or contingent basis, either in cash or in additional Shares.

(e)	Each grant or sale will specify the time and manner of payment of the Restricted Stock Units that have been earned. Any grant or sale may specify that the amount payable with respect thereto may be paid by the Company in cash, in Shares or in any combination thereof and may either grant to the Participant or retain in the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, the right to elect among those alternatives.

(f)	Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may approve.

8. Performance Shares and Performance Units. The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives during the Performance Period. Each such grant will be subject to all of the requirements contained in, and may contain such provisions as are authorized by, the following provisions:

(a)	Each grant will specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of an award to a Covered Employee that is designated by the Board as intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(b)	The Performance Period with respect to each Performance Share or Performance Unit will be such period of time as will be determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, at the time of grant, which may be subject to earlier lapse or other modification in the event of the retirement, death or Disability of a Participant. Unless otherwise provided in the relevant Evidence of Award, the Performance Period applicable to any grant of Performance Shares or Performance Units shall lapse and terminate, and the Management Objectives applicable thereto shall be treated as having been achieved, upon a Change in Control.

(c)

Any grant of Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a level or levels of achievement and will set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level or levels, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units will specify that, before the Performance Shares or Performance Units will be

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earned and paid, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, must determine that the Management Objectives have been satisfied.

(d)	Each grant will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Shares or in any combination thereof and may either grant to the Participant or retain in the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, the right to elect among those alternatives.

(e)	Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Shares issued with respect thereto may not exceed maximums specified by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, at the Date of Grant.

(f)	The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may at the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on a deferred or contingent basis, either in cash or in additional Shares; provided, however, no dividend equivalents will be payable in respect of Performance Shares prior to such time, if any, as the Performance Shares are earned or become payable.

(g)	Each grant of Performance Shares or Performance Units will be evidenced by an Evidence of Award and will contain such other terms and provisions, consistent with this Plan, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may approve.

9. Awards to Non-Employee Directors. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Option Rights, Appreciation Rights or other awards contemplated by Section 10 of this Plan and may also authorize the grant or sale of Shares, Restricted Stock or Restricted Stock Units to Non-Employee Directors. Each grant of an award to a Non-Employee Director will be upon such terms and conditions as approved by the Board and will be evidenced by an Evidence of Award in such form as will be approved by the Board. Each grant will specify in the case of an Option Right an Option Price per share, and in the case of a Free-Standing Appreciation Right, a Base Price per share, which will not be less than the Market Value per Share on the Date of Grant. Except as otherwise provided herein or in the applicable Evidence of Award, each Option Right and Free-Standing Appreciation Right granted under the Plan to a Non-Employee Director will expire not more than 10 years from the Date of Grant and will be subject to earlier termination as hereinafter provided. If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any award held under this Plan by such individual at the time of such commencement of employment will not be affected thereby. Non-Employee Directors, pursuant to this Section 9, may be awarded, or may be permitted to elect to receive, pursuant to procedures established by the Board, all or any portion of their annual retainer, meeting fees, chairman and committee chair fees or other fees in grants of awards pursuant to the preceding provisions or in Shares in lieu of cash.

10. Other Awards.

(a)

The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may, subject to limitations under applicable law, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such shares, including, without

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limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, and awards valued by reference to the book value of Shares or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, shall determine the terms and conditions of such awards. Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, Shares, other awards, notes or other property, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, shall determine.

(b)	Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 10 of this Plan.

(c)	The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may grant Shares as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable.

11. Termination of Service. After a Participant’s Service Termination Date, unless otherwise provided in the relevant Evidence of Award, the rules set forth in this Section 11 shall apply. All factual determinations with respect to the termination of a Participant’s service that may be relevant under this Section 11 shall be made by the Board in its sole discretion or by such other person as may be authorized to make such determination pursuant to the provisions hereof, or by the person or persons to whom such authority has been delegated pursuant to the provisions hereof, in his, her or their sole discretion.

(a)	Termination Other Than Upon Qualifying Retirement, Death or Disability or for Cause. Upon any termination of a Participant’s service for any reason other than the Participant’s Qualifying Retirement, Disability, or death or, in the case of Participants who are Employees, other than for Cause:

(i)	Unless otherwise provided in the relevant Evidence of Award, the Participant shall have the right during the period ending three months after the Service Termination Date, but not later than the Option Expiration Date or Appreciation Right Expiration Date, as applicable, to exercise any Option Rights and Appreciation Rights that were outstanding on the Service Termination Date, if and to the same extent as those Option Rights and Appreciation Rights were exercisable by the Participant on the Service Termination Date;

(ii)	Unless otherwise provided in the relevant Evidence of Award, in the case of any Restricted Stock for which the Participant paid an Acquisition Price, the Participant shall offer for resale at the Acquisition Price to the Company each Share of Restricted Stock held by the Participant at the Service Termination Date with respect to which, as of that date, any restrictions, conditions, or contingencies have not lapsed; and

(iii)

Unless otherwise provided in the relevant Evidence of Award, the Participant shall forfeit each (A) Share of Restricted Stock for which the Participant did not pay an Acquisition Price, (B) Restricted Stock Unit, (C) Performance Share, (D) Performance Unit, and/or (E) other

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award granted pursuant to Section 10 hereof, in each case with respect to which, as of the Participant’s Service Termination Date, any restrictions, conditions, or contingencies have not lapsed.

(b)	Qualifying Retirement. Upon a Participant’s Qualifying Retirement (as defined below):

(i)	Unless otherwise provided in the relevant Evidence of Award and so long as the Participant remains in “Good Standing” (as defined below):

(A)	The Participant will be entitled to exercise vested Option Rights and Appreciation Rights granted under the relevant Evidence of Award from time to time on any date during the period (the “Extended Exercise Period”) that begins on the date of retirement and ends on the expiration date of the relevant award;

(B)	If, at any time during the Extended Exercise Period, the Participant fails to remain in Good Standing, any Option Rights and Appreciation Rights granted under the relevant Evidence of Award that are then outstanding and held by the Participant shall be forfeited and of no force or effect; and

(C)	If the Participant dies during the Extended Exercise Period and while in Good Standing, vested Option Rights and Appreciation Rights granted under the Evidence of Award will thereafter be exercisable, to the extent exercisable by the Participant on the date of his death, at the same times (for so long and only so long after the Participant’s death) as if the Participant had continued in the service of the Company through the date of the Participant’s death.

(ii)	For the purposes of this Plan, a Participant will cease to remain in “Good Standing” during his or her Extended Exercise Period if he or she engages or has engaged in any Detrimental Activity or commits or has committed a material violation of any applicable provision of any Company policy or of any Evidence of Award or other agreement with the Company or a Subsidiary or if, at any time during the Extended Exercise Period, he or she otherwise acts in a manner detrimental to the interests of the Company or any of its Subsidiaries, including but not limited to, in the case of a Participant who is a Non-Employee Director, directly or indirectly materially competing with the Company or any of its Subsidiaries.

(iii)	For the purposes of this Plan, “Qualifying Retirement” means that a Participant terminates service with the Company and/or a Subsidiary (A) with the consent of or under guidelines approved by the Board, or the Chief Executive Officer or his delegatee or delegatees, if applicable pursuant to Section 12(d) of this Plan, without having engaged in any Detrimental Activity, (B) before the expiration date of the relevant award, (C) after having attained age 55, and (D) after having been in the service of the Company for at least five consecutive years. Unless otherwise determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, the Participant will be deemed to have “been in the service of the Company for at least five consecutive years” only if the Participant was in the active service of the Company and/or one or more Subsidiaries, on a full-time basis in the case of a Participant who is an Employee, throughout the five year period ending on the Service Termination Date.

(iv)	Unless otherwise provided in the applicable Evidence of Award, the provisions of this Section 11(b) shall apply only to Plan awards with a Date of Grant on or after July 28, 2011. Plan awards with a Date of Grant prior to such date shall be governed by the provisions of Section 11(b) of the Plan as in effect prior to such date, as modified by an applicable Evidence of Award.

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Notwithstanding anything to the contrary contained herein or in the applicable Evidence of Award, the provisions of Section 11(b)(i)(A) shall not apply to any Option Right or Appreciation Right granted to any Participant if, at the time of the grant thereof, the application of such provisions would violate applicable law because of the age requirement included in the Qualifying Retirement definition.

(c)	Termination Due to Disability. Upon any termination of a Participant’s service due to Disability:

(i)	Unless otherwise provided in the relevant Evidence of Award, the Participant, or the Participant’s Representative, shall have the right (1) to exercise, from time to time during the period ending one year after the Service Termination Date, but not later than the Option Expiration Date or Appreciation Right Expiration Date, as applicable, any Nonqualified Stock Options and Appreciation Rights that were outstanding on the Service Termination Date, if and to the same extent those Option Rights and Appreciation Rights were exercisable by the Participant on the Service Termination Date, and (2) to exercise, from time to time during the period ending one year after the Service Termination Date, but not later than the Option Expiration Date, any Incentive Stock Options that were outstanding on the Service Termination Date, if and to the same extent as those Option Rights were exercisable by the Participant on the Service Termination Date (even though exercise of the Incentive Stock Option more than three months after the Service Termination Date may cause the Option Right to fail to qualify for Incentive Stock Option treatment under the Code);

(ii)	Unless otherwise provided in the relevant Evidence of Award, in the case of any Restricted Stock for which the Participant paid an Acquisition Price, the Participant, or the Participant’s Representative, shall offer for resale at the Acquisition Price to the Company each Share of Restricted Stock held by the Participant at the Service Termination Date with respect to which, as of that date, any restrictions, conditions, or contingencies have not lapsed; and

(iii)	Unless otherwise provided in the relevant Evidence of Award, the Participant shall forfeit each (A) Share of Restricted Stock for which the participant did not pay an Acquisition Price, (B) Restricted Stock Unit, (C) Performance Share, (D) Performance Unit, and/or (E) other award granted pursuant to Section 10 hereof, in each case with respect to which, as of the Participant’s Service Termination Date, any restrictions, conditions, or contingencies have not lapsed.

(d)	Death of an Employee. Upon the death of a Participant while in the service of the Company or any Subsidiary or within any of the periods referred to in any of Sections 11(a), 11(b), or 11(c):

(i)	Unless otherwise provided in the relevant Evidence of Award (in which a different period of extension of the Option Expiration Date or Appreciation Right Expiration Date, as applicable, in the event of the death of the Participant may be specified), if the Option Expiration Date or Appreciation Right Expiration Date, as applicable, of any Nonqualified Stock Option or Appreciation Right that had not expired before the Participant’s death would otherwise expire before the first anniversary of the Participant’s death, that Option Expiration Date or Appreciation Right Expiration Date, as applicable, shall automatically be extended to the first anniversary of the Participant’s death;

(ii)

Unless otherwise provided in the relevant Evidence of Award, any Option Rights and Appreciation Rights that are outstanding on the date of the Participant’s death shall become immediately exercisable in full and the Participant’s Representative shall have the right to exercise any or all of those Option Rights and Appreciation Rights in accordance with

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Section 4(f) (as to any Option Rights) or Section 5(b) (as to any Appreciation Rights), from time to time during the period ending on the first anniversary of the Participant’s death;

(iii)	Unless otherwise provided in the relevant Evidence of Award, all Restricted Stock or Restricted Stock Units held by a Participant who dies on or after January 29, 2013 while employed by the Company or a Subsidiary shall immediately become fully vested and nonforfeitable;

(iv)	Unless otherwise provided in the relevant Evidence of Award, the restrictions, conditions, or contingencies on any (A) Performance Shares, (B) Performance Units, and/or (C) any other award granted pursuant to Section 10 hereof held by the Participant at the date of death shall be modified in such manner as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may specify to give the Participant’s Representative the benefit of those awards through that date.

(e)	Termination for Cause. Upon any termination of service for Cause of a Participant who is an Employee, and unless otherwise provided in the relevant Evidence of Award:

(i)	All of the Participant’s rights with respect to unexercised Option Rights and Appreciation Rights shall expire immediately before the Service Termination Date;

(ii)	In the case of any Restricted Stock for which the Participant paid an Acquisition Price, the Participant shall offer for resale at the Acquisition Price to the Company all Restricted Stock held by the Participant at the Service Termination Date with respect to which, as of that date, any restrictions, conditions, or contingencies have not lapsed; and

(iii)	The Participant shall forfeit all (A) Shares of Restricted Stock for which the Participant did not pay an Acquisition Price, (B) Restricted Stock Units, (C) Performance Shares, (D) Performance Units and (E) any other awards granted pursuant to Section 10 hereof, in each case with respect to which, as of the Participant’s Service Termination Date, any restrictions, conditions, or contingencies have not lapsed.

For the avoidance of doubt, the provisions of this Section 11(e) do not apply to any Participant who was a Non-Employee Director immediately prior to his or her Service Termination Date.

12. Administration of the Plan.

(a)	Except as set forth in Section 12(d) of this Plan, this Plan will be administered by the Board of Directors of the Company, which may from time to time delegate all or any part of its authority under this Plan to the Compensation Committee of the Board of Directors of the Company or any other Committee of the Board of Directors of the Company (or a subcommittee thereof), as constituted from time to time.

(b)	The interpretation and construction by the Board, or the Chief Executive Officer or his delegatee or delegatees, if applicable, of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or other awards pursuant to Section 10 of this Plan and any determination by the Board, or the Chief Executive Officer or his delegatee or delegatees, if applicable, pursuant to any provision of this Plan or of any such agreement, notification or document, will be final and conclusive.

(c)	The Board may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may

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deem advisable, and the Board or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board or such person may have under the Plan. The Board may, by resolution, authorize the Chief Executive Officer (or his delegatee or delegatees) to do one or both of the following on the same basis as the Board: (i) designate employees to be recipients of awards under this Plan; (ii) determine the size of any such awards; provided, however, that (A) the Board shall not so delegate such responsibilities for awards granted to an individual who is a Director or an “officer” (as defined in Rule 16a-1(f) promulgated under the Exchange Act, or in any successor to such rule) of the Company or any person subject to Section 162(m) of the Code; and (B) the resolution providing for such authorization sets forth the total number of Shares the Chief Executive Officer (or his delegatee or delegatees) may grant; and (iii) the Chief Executive Officer (or his delegatee or delegatees) shall report periodically to the Board regarding the nature and scope of the awards granted pursuant to the authority delegated.

(d)	Notwithstanding anything to the contrary, other than Section 12(c) hereof to which this Section 12(d) is subject, all interpretations, conclusions or determinations with respect to any provisions of this Plan or of any related agreement, notification or document, and all factual determinations, including but not limited to determinations made pursuant to Sections 11 and 15 of this Plan and determinations regarding “Cause” and “Detrimental Activity” and “Good Standing” and “Qualifying Retirement” (i) shall be made by the Board, with respect to the Chief Executive Officer, all other “officers” (as defined in Rule 16a-1(f) promulgated under the Exchange Act, or in any successor to such rule), all persons subject to Section 162(m) of the Code and all Directors; provided, however, that any Director whose specific rights under the Plan are the subject of any interpretation, conclusion or determination by the Board shall not take part in or contribute to such interpretation, conclusion or determination, and (ii) with respect to all Participants other than the individuals described in clause (i) of this sentence, shall be made by the Board or by the Chief Executive Officer or his delegatee or delegatees; provided, however, that in the event of any conflict between a determination made by the Board and a determination made by the Chief Executive Officer or his delegatee or delegatees, the determination of the Board shall control.

13. Adjustments. The Board shall make or provide for such adjustments in the numbers of Ordinary Shares covered by outstanding Option Rights, Appreciation Rights, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of Ordinary Shares covered by other awards granted pursuant to Section 10 hereof, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, and in the kind of shares covered thereby, as is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split- off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. The Board shall also make or provide for such adjustments in the numbers of Shares specified in Section 3 of this Plan as is appropriate to reflect any transaction or event described in the preceding sentence. Any such adjustment to the number specified in Section 3(b)(i) shall be made in such manner as to not cause any option intended to qualify as an Incentive Stock Option to fail so to qualify. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it may determine to be equitable in the

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circumstances and may require in connection therewith the surrender of all awards so replaced. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Board may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right.

14. Change in Control. For purposes of this Plan, except as may be otherwise prescribed by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, in an Evidence of Award made under this Plan, a “Change in Control” shall be deemed to have occurred upon the occurrence of any of the following events:

(a)	any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then-outstanding Voting Stock of the Company; provided, however, that:

(i)	for purposes of this Section 14(a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition of Voting Stock of the Company directly from the Company that is approved by a majority of the Incumbent Directors, (B) any acquisition of Voting Stock of the Company by the Company or any Subsidiary, (C) any acquisition of Voting Stock of the Company by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, and (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Transaction that complies with clauses (i), (ii) and (iii) of Section 14(c) below;

(ii)	if any Person is or becomes the beneficial owner of 25% or more of combined voting power of the then-outstanding Voting Stock of the Company as a result of a transaction described in clause (A) of Section 14(a)(i) above and such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Company representing 1% or more of the then-outstanding Voting Stock of the Company, other than in an acquisition directly from the Company that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally, such subsequent acquisition shall be treated as a Change in Control;

(iii)	a Change in Control will not be deemed to have occurred if a Person is or becomes the beneficial owner of 25% or more of the Voting Stock of the Company as a result of a reduction in the number of shares of Voting Stock of the Company outstanding pursuant to a transaction or series of transactions that is approved by a majority of the Incumbent Directors unless and until such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Company representing 1% or more of the then-outstanding Voting Stock of the Company, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally; and

(iv)	if at least a majority of the Incumbent Directors determine in good faith that a Person has acquired beneficial ownership of 25% or more of the Voting Stock of the Company inadvertently, and such Person divests as promptly as practicable but no later than the date, if any, set by the Incumbent Board a sufficient number of shares so that such Person beneficially owns less than 25% of the Voting Stock of the Company, then no Change in Control shall have occurred as a result of such Person’s acquisition; or

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(b)	a majority of the Board ceases to be comprised of Incumbent Directors; or

(c)	the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the stock or assets of another corporation, or other transaction (each, a “Business Transaction”), unless, in each case, immediately following such Business Transaction (i) the Voting Stock of the Company outstanding immediately prior to such Business Transaction continues to represent (either by remaining outstanding or by being converted into Voting Stock of the surviving entity or any parent thereof), more than 50% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (ii) no Person (other than the Company, such entity resulting from such Business Transaction, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Transaction) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction, and (iii) at least a majority of the members of the Board of Directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Transaction; or

(d)	approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Transaction that complies with clauses (i), (ii) and (iii) of Section 14(c).

For the avoidance of doubt, the amendments to the Prior STERIS Plan effected at or around the time of the Combination were not intended to cause the Combination or the transactions contemplated in conjunction therewith to constitute a “Change in Control” for purposes of the Plan and such amendments shall be construed in accordance with such intent.

15. Detrimental Activity. Any Evidence of Award may provide that if a Participant, either during service with the Company or a Subsidiary or within a period of two years (or such other period as may be specified in the Evidence of Award) after termination of such service, shall engage in any Detrimental Activity, and the Board, or the Chief Executive Officer or his delegatee or delegatees, if applicable, shall so find, forthwith upon notice of such finding, the Participant shall:

(a)	Forfeit any award granted under the Plan then held by the Participant;

(b)	In the sole and complete discretion of the Company, return to the Company, in exchange for payment by the Company of any amount actually paid therefor by the Participant, all Shares that the Participant has not disposed of that were offered, acquired or paid out pursuant to or in connection with this Plan within a period of two years (or such longer period as may be specified in an Evidence of Award) prior to the date of the commencement of such Detrimental Activity or during or after the Detrimental Activity; and

(c)

In the sole and complete discretion of the Company, with respect to any Shares so acquired or paid out that the Participant has disposed of within a period of two years (or such longer period as may be specified in an Evidence of Award) prior to the date of the commencement of such

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Detrimental Activity or during or after such Detrimental Activity, pay to the Company in cash the difference between:

(i)	Any amount actually paid therefor by the Participant pursuant to this Plan, and

(ii)	The Market Value per Share of the Shares on the date the Shares were acquired or paid out.

(d)	To the extent that such amounts are not paid to the Company, the Company may set off the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant, whether as wages, retainer fees, deferred compensation or vacation pay or in the form of any other benefit or for any other reason.

The remedies set forth in this Section 15 in the event that a Participant engages in a Detrimental Activity shall be in addition to any and all other remedies that the Company may have against the Participant in that event and shall not be deemed exclusive remedies. The remedies set forth in this Section 15 also do not limit the remedies that the Company may be required or permitted to exercise in respect of Participants pursuant to the provisions of Section 954 of the Wall Street Reform and Consumer Protection Act and the regulations thereunder.

16. Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

17. Transferability.

(a)	Except as otherwise determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, no Option Right, Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, award contemplated by Section 9 or 10 of this Plan, or dividend equivalents paid with respect to awards made under the Plan shall be transferable by the Participant except by will or the laws of descent and distribution and, in no event shall any such award granted under the Plan be transferred for value. Except as otherwise determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

(b)	The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may specify at the Date of Grant that part or all of the Shares that are (i) to be issued or transferred by

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the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

18. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Shares, and such Participant fails to make arrangements for the payment of tax, the Company shall withhold such Shares having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect, with the Company’s approval, to satisfy the obligation, in whole or in part, by electing to have withheld, from the shares required to be delivered to the Participant, Shares having a value equal to the amount required to be withheld (except in the case of Restricted Stock where an election under Section 83(b) of the Code has been made), or by delivering to the Company other Shares held by such Participant. The shares used for tax withholding will be valued at an amount equal to the Market Value per Share of such Shares on the date the benefit is to be included in the Participant’s income. In no event shall the Market Value per Share of the Shares to be withheld and/or delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Shares acquired upon the exercise of Option Rights.

19. Compliance with Section 409A of the Code.

(a)	To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code. This Plan and any grants made hereunder shall be administrated in a manner consistent with this intent, and any provision that would cause this Plan or any grant made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect unless and until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participants). Any reference in this Plan to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)

In order to determine for purposes of Section 409A of the Code whether a Participant is in the service of a member of the Company’s controlled group of corporations under Section 414(b) of the Code (or by a member of a group of trades or businesses under common control with the Company under Section 414(c) of the Code) and, therefore, whether the Shares that are or have

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been purchased by or awarded under this Plan to the Participant are shares of “service recipient” stock within the meaning of Section 409A of the Code:

(i)	In applying Code Section 1563(a)(1), (2) and (3) for purposes of determining the Company’s controlled group under Section 414(b) of the Code, the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2) and (3), and

(ii)	In applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses under common control with the Company for purposes of Section 414(c) of the Code, the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2.

20. Amendments.

(a)	The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan (i) would materially increase the benefits accruing to participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan or (iv) must otherwise be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Shares are traded or quoted, then, such amendment will be subject to shareholder approval and will not be effective unless and until such approval has been obtained.

(b)	Neither the Board nor the Chief Executive Officer or his delegatee or delegatees, as applicable, will, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right or Appreciation Right to reduce the Option Price or Base Price, as applicable. Furthermore, no Option Right or Appreciation Right will be cancelled and replaced with awards having a lower Option Price or Base Price without further approval of the shareholders of the Company. This Section 20(b) is intended to prohibit the repricing of “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 13 of this Plan.

(c)

If permitted by Section 409A of the Code, in case of termination of service by reason of death, Disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any shares of Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 10 subject to any vesting schedule or transfer restriction, or who holds Shares subject to any transfer restriction imposed pursuant to Section 17(b) of this Plan, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award, except in the case of an award to a Covered Employee that is designated by the Board as intended to satisfy the

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requirements for “qualified performance-based compensation” under Section 162(m) of the Code where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(d)	Subject to Section 20(b) hereof, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may amend the terms of any award theretofore granted under this Plan prospectively or retroactively, except in the case of an award to a Covered Employee that is designated by the Board as intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, no modification of the Management Objectives or the level or levels of achievement with respect to such award shall be made. Subject to Section 13 above, no such amendment shall impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

21. Governing Law. The Plan and all grants and awards and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Ohio.

22. Effect on Prior Plans. No grants will be made on or after the Effective Date under any of the following plans: (i) STERIS Corporation 2002 Stock Option Plan; (ii) STERIS Corporation 1998 Long-Term Incentive Stock Plan; (iii) STERIS Corporation 1997 Stock Option Plan; (iv) STERIS Corporation 1994 Equity Compensation Plan; and (v) STERIS Corporation 1994 Nonemployee Directors Equity Compensation Plan. Notwithstanding the foregoing, outstanding options and other awards granted under the plans described in the preceding sentence will continue unaffected following the Effective Date.

23. Certain Additional Special Rules Concerning Vesting of Awards Granted on or after July 28, 2011. Unless otherwise provided in the relevant Evidence of Award, each grant of Restricted Stock and Restricted Stock Units made on or after July 28, 2011 to any Participant who is not a Non-Employee Director shall be subject to the following provisions, subject to the provisions of Section 11 hereof:

(a)	If at the Date of Grant the Participant is Qualifying Retirement Eligible, the award shall vest and become nonforfeitable in four (4) equal annual installments, on each of the first through fourth anniversaries of the Date of Grant.

(b)	If at the Date of Grant the Participant is not Qualifying Retirement Eligible, the award shall vest and become nonforfeitable on the fourth anniversary of the Date of Grant; provided, however, that if before the award has otherwise become vested and nonforfeitable pursuant to the foregoing provision the Participant becomes Qualifying Retirement Eligible, then on the anniversary of the Date of Grant that coincides with or immediately succeeds the date the Participant becomes Qualifying Retirement Eligible and provided the Participant has remained in the service of the Company or a Subsidiary through such anniversary, the award will become vested and nonforfeitable to the same extent as it would have been on such date under paragraph (a) had the Participant been Qualifying Retirement Eligible at the Date of Grant, and if such anniversary is not the fourth anniversary of the Date of Grant, the award will thereafter continue to vest in the same manner and to the same extent as would have been the case under paragraph (a) had the Participant been Qualifying Retirement Eligible at the Date of Grant.

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(c)	Notwithstanding the foregoing, if any such anniversary on which an award or portion thereof would otherwise vest is not a trading day on the New York Stock Exchange, such vesting shall be deferred until the first trading day thereafter.

(d)	Not in limitation of the other forfeiture provisions contained in the Plan or the relevant Evidence of Award, if the Participant terminates service with the Company and all Subsidiaries prior to the date on which the Participant’s award has become fully vested and nonforfeitable, and subject to the provisions of Section 11 of the Plan, those portions of the award not vested at the time of such termination shall be forfeited.

(e)	Also notwithstanding the foregoing, if on any anniversary of a Date of Grant any portion of an award that would otherwise vest on that anniversary represents a fractional share, that portion shall be aggregated with any portions of the award that represent fractional shares and would otherwise vest on succeeding anniversary dates and all portions so aggregated shall vest on the first of the aforesaid anniversary dates.

(f)	Notwithstanding the foregoing or anything to the contrary contained herein or in the applicable Evidence of Award, the foregoing provisions of this Section 23 shall not apply to any Restricted Stock or Restricted Stock Units granted to any Participant if, at the time of the grant thereof, the application of such provisions would violate applicable law because of the age requirement included in the Qualifying Retirement Eligible definition.

(g)	For the avoidance of doubt, the provisions of this Section 23 do not apply to any Option Rights, Appreciation Rights, Performance Shares, Performance Units or other awards granted pursuant to Section 10 hereof, do not apply to any other awards with a Date of Grant prior to July 28, 2011 and do not apply to awards to Non-Employee Directors.

24. Certain Additional Provisions Concerning Change in Control and Option Rights, Appreciation Rights, Restricted Stock and Restricted Stock Units with Dates of Grant on or after March 13, 2014. Unless otherwise provided in the applicable Evidence of Award, the following provisions shall apply to Option Rights, Appreciation Rights, Restricted Stock and Restricted Stock Units with Dates of Grant on or after March 13, 2014:

(a)

Upon a Change in Control occurring prior to such time as a Participant’s Option Right has become fully exercisable and while the Participant is an employee of the Company or a Subsidiary, to the extent the Option has not then or theretofore been forfeited, the Option Right shall become immediately exercisable in full, except to the extent that a Replacement Option Award is provided to the Participant for such Option Right effective concurrently with or prior to the Change in Control. For purposes of this Plan, a “Replacement Option Award” means an award (i) of stock options, (ii) that has a value at least equal to the value of the Option Right being replaced, (iii) that relates to publicly traded equity securities of the Employer, (iv) the tax consequences of which are not less favorable to the Participant than the tax consequences of the Option Right being replaced, (v) that becomes exercisable in full upon a termination of the Participant’s employment with the Employer (A) by the Participant for Good Reason, or (B) by the Employer other than for Cause or any other Detrimental Activity, with the termination occurring in either case within a period of two years after the Change in Control, and (vi) the other terms and conditions of which are not less favorable to the Participant than the terms and conditions of the Option Right being replaced (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Option Award may take the form of a continuation of the Option Right being replaced if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 24(a) are

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satisfied will be made by the Board, as constituted immediately before the Change in Control, in its sole discretion.

(b)	Upon a Change in Control occurring prior to such time as a Participant’s Appreciation Right has become fully exercisable and while the Participant is an employee of the Company or a Subsidiary, to the extent the Appreciation Right has not then or theretofore been forfeited, the Appreciation Right shall become immediately exercisable in full, except to the extent that a Replacement Appreciation Right Award is provided to the Participant for such Appreciation Right effective concurrently with or prior to the Change in Control. For purposes of this Plan, a “Replacement Appreciation Right Award” means an award (i) of stock appreciation rights, (ii) that has a value at least equal to the value of the Appreciation Right being replaced, (iii) that relates to publicly traded equity securities of the Employer, (iv) the tax consequences of which are not less favorable to the Participant than the tax consequences of the Appreciation Right being replaced, (v) that becomes exercisable in full upon a termination of the Participant’s employment with the Employer (A) by the Participant for Good Reason, or (B) by the Employer other than for Cause or any other Detrimental Activity, with the termination occurring in either case within a period of two years after the Change in Control, and (vi) the other terms and conditions of which are not less favorable to the Participant than the terms and conditions of the Appreciation Right being replaced (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Appreciation Right Award may take the form of a continuation of the Appreciation Right being replaced if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 24(b) are satisfied will be made by the Board, as constituted immediately before the Change in Control, in its sole discretion.

(c)	Upon a Change in Control occurring prior to such time as all substantial risks of forfeiture and restrictions on transfer applicable to a Participant’s Restricted Stock have lapsed or terminated, and while the Participant is an employee of the Company or a Subsidiary, to the extent the Restricted Stock has not then or theretofore been forfeited, all of such substantial risks of forfeiture and restrictions on transfer applicable to the Restricted Stock shall lapse and terminate, except to the extent that a Replacement Restricted Stock Award is provided to the Participant for such Restricted Stock effective concurrently with or prior to the Change in Control. For purposes of this Plan, a “Replacement Restricted Stock Award” means an award (i) of restricted stock, (ii) that has a value at least equal to the value of the Restricted Stock being replaced, (iii) that relates to publicly traded equity securities of the Employer, (iv) the tax consequences of which are not less favorable to the Participant than the tax consequences of the Restricted Stock being replaced, (v) that provides that all substantial risks of forfeiture and restrictions on transfer applicable thereto shall lapse and terminate in full upon a termination of the Participant’s employment with the Employer (A) by the Participant for Good Reason, or (B) by the Employer other than for Cause or any other Detrimental Activity, with the termination occurring in either case within a period of two years after the Change in Control, and (vi) the other terms and conditions of which are not less favorable to the Participant than the terms and conditions of the Restricted Stock being replaced (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Restricted Stock Award may take the form of a continuation of the Restricted Stock being replaced if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 24(c) are satisfied will be made by the Board, as constituted immediately before the Change in Control, in its sole discretion.

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Appendix C

(d)	Upon a Change in Control occurring prior to such time as the Restriction Period applicable to any grant of a Restricted Stock Unit to a Participant has lapsed or terminated, and while the Participant is an employee of the Company or a Subsidiary, to the extent the Restriction Period has not then or theretofore lapsed or terminated, the Restriction Period shall lapse and terminate, except to the extent that a Replacement Restricted Stock Unit Award is provided to the Participant for such Restricted Stock Unit effective concurrently with or prior to the Change in Control. For purposes of this Plan, a “Replacement Restricted Stock Unit Award” means an award (i) of restricted stock units, (ii) that has a value at least equal to the value of the Restricted Stock Unit being replaced, (iii) that relates to publicly traded equity securities of the Employer, (iv) the tax consequences of which are not less favorable to the Participant than the tax consequences of the Restricted Stock Unit being replaced, (v) that provides that the Restriction Period shall lapse and terminate in full upon a termination of the Participant’s employment with the Employer (A) by the Participant for Good Reason, or (B) by the Employer other than for Cause or any other Detrimental Activity, with the termination occurring in either case within a period of two years after the Change in Control, and (vi) the other terms and conditions of which are not less favorable to the Participant than the terms and conditions of the Restricted Stock Unit being replaced (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Restricted Stock Unit Award may take the form of a continuation of the Restricted Stock Unit being replaced if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 24(d) are satisfied will be made by the Board, as constituted immediately before the Change in Control, in its sole discretion.

(e)	For purposes of the Plan, except as may be otherwise prescribed by the Board or Chief Executive Officer or his delegatee or delegatees, as applicable, in an Evidence of Award made under the Plan, the term “Good Reason” means with respect to a Participant:

(i)	the Employer fails to make any payment when due of the Participant’s Base Salary or any incentive compensation to which the Participant is entitled;

(ii)	any material decrease in the Participant’s rate of Base Salary or a material reduction of the Participant’s maximum incentive compensation opportunity;

(iii)	the Employer requires the Participant to work out of an office that is more than 50 miles away from the Participant’s office location at the time of the Change in Control for more than 30 consecutive days; or

(iv)	the Disability or death of the Participant;

and in each case the Participant has provided the Employer with written notice within thirty (30) days after the initial event which the Participant believes constitutes “Good Reason,” describing such event, and, in the case of events other than those described in clause (iv), the Employer has failed to remedy the situation within thirty (30) days after receipt of notice.

(f)	For purposes of the Plan, the term “Base Salary” means, at any time, the then regular gross annual rate of salary payable to a Participant as annual salary, including amounts withheld or deferred for any reason, including any amounts not includible in income for U.S. federal income tax purposes as a result of elections by the Participant or the Employer that would have been includible in income absent such elections.

(g)

For purposes of the Plan, the term “Employer” means the Company or its successor in the Change in Control (or another entity that is affiliated with the Company or its successor following the Change in Control). In addition, following a Change in Control, to the extent that a provision of

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the Plan references the Company, such reference shall be deemed to be a reference to the Employer where appropriate in the context.

(h)	For purposes of the Plan, except as may be otherwise prescribed by the Board or Chief Executive Officer or his delegate or delegates, as applicable, in an Evidence of Award made under the Plan, the term “Disability” shall have the meaning used for purposes of the Employer’s long-term disability plan as in effect at the time the Disability is claimed to have occurred.

25. Miscellaneous Provisions.

(a)	The Company will not be required to issue any fractional Shares pursuant to this Plan. The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may provide for the elimination of fractions or for the settlement of fractions in cash.

(b)	This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c)	To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d)	No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e)	Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder, except that no awards may be granted to an employee while he or she is absent on leave.

(f)	No Participant shall have any rights as a stockholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

(g)	The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h)	If any provision of this Plan is or becomes invalid or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of this Plan shall remain in full force and effect.

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APPENDIX D

Share Repurchase Contract

This agreement is made on                      between STERIS plc (“STERIS”) and                      (the “Counterparty”)

It is agreed that the Counterparty, being a counterparty approved by STERIS’s shareholders at its 2016 Annual General Meeting of Shareholders (as further set out in the Schedule to this agreement) will purchase on a principal basis interests in the Ordinary Shares of STERIS, nominal (i.e., par) value £0.1 per share (the “Ordinary Shares”), for subsequent sale and delivery to STERIS under the terms of this agreement as follows:

1.	Ordinary Shares will be purchased up to the quantity and purchase price and level advised by telephone from an authorized person at STERIS (the “Purchase Price”), such authorised person(s) to be notified in writing to the Counterparty by STERIS from time to time (each an “Authorised Person”). The minimum purchase price (excluding expenses) which may be paid for each Ordinary Share is [50] per cent of the closing price of the Ordinary Shares as reported on the New York Stock Exchange Composite Tape for the business day prior to the day the purchase is made. The maximum purchase price (excluding expenses) which may be paid for each Ordinary Share is [120] per cent of the closing price of the Ordinary Shares as reported on the New York Stock Exchange Composite Tape for the business day prior to the day the purchase is made.

2.	Unless otherwise instructed, Ordinary Shares will be, to the extent within its control, purchased by Counterparty in accordance with all applicable laws and regulations, including (without limitation):

A.	the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the “Exchange Act”). The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this program will be advised to the Counterparty by an Authorized Person from time to time following the execution of this Agreement;

B.	Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act; and

C.	Rule 10b-18(b)(3) of the Exchange Act.

3.	STERIS agrees not to take any action that would cause purchases of Ordinary Shares under or pursuant to this Agreement not to comply with Rule 10b-18, Rule 10b5-1 or Regulation M.

4.	Purchases may be made on any national securities exchange electronic communication network (ECN), alternative trading system (ATS) or in over-the-counter (OTC) transactions.

5.	Before purchases commence under this Agreement, STERIS will have disclosed the repurchase program to the public in accordance with applicable legal requirements and in particular, the United Kingdom Companies Act 2006.

6.	STERIS represents that the purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will comply with the United Kingdom Companies Act 2006 and will not violate or contravene any other legal, regulatory or contractual restriction applicable to STERIS or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act. The Counterparty acknowledges that STERIS may enter into one or more trading plans adopted under, and in compliance with, Rule 10b5-1 under the Exchange Act.

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Appendix D

7.	Daily purchase information will be provided to STERIS by phone or e-mail, and trade confirmations will be sent by e-mail or fax the following day.

8.	STERIS’ tax identification number is [***].

9.	Purchases of Ordinary Shares, in accordance with the instructions contained herein, will commence on the date to be agreed between STERIS and the Counterparty.

10.	Notices for the attention of STERIS shall be sent to:

For the attention of [the Secretary]

STERIS plc

5960 Heisley Road

Mentor, Ohio 44060

With a copy to:

[    ]

Notices for the attention of the Counterparty shall be sent to the address notified in writing to STERIS by the Counterparty.

11.	The Counterparty shall sell, and STERIS shall purchase, the Ordinary Shares, and following such purchase and delivery, STERIS or its nominee shall be registered as the record holder of such Ordinary Shares, or such Ordinary Shares shall otherwise be cancelled. STERIS shall be responsible for any stamp duty or any other applicable duties or taxes that is due in respect of the purchase of Ordinary Shares from the Counterparty.

12.	The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Ordinary Shares to STERIS in accordance with the terms of this letter.

13.	STERIS will pay for any and all Ordinary Shares purchased by it in accordance with Paragraph 11 above by wiring funds to the bank account of the Counterparty or other designee by no later than such date as may be agreed or required by law. Any commission payable by STERIS in respect of the delivery of Ordinary Shares shall be agreed in writing from time to time between STERIS and the Counterparty, and shall be paid to the Counterparty by STERIS on delivery of the Ordinary Shares or such other time as may be agreed. The relevant bank account details of the Counterparty shall be notified to STERIS by the Counterparty in writing from time to time.

14.	The Counterparty and STERIS each acknowledge and agree that:

A.	Prior to an acquisition by STERIS under Paragraph 11 hereof, STERIS shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by Counterparty pursuant to this Agreement; and

B.	The Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect purchases of shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act.

15.	Any references to laws and regulations in this agreement are references to such laws and regulations in prevailing form at the date of any purchase of Ordinary Shares.

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Appendix D

16.	The Counterparty shall have the right to assign all its rights and obligations under this Agreement to any appropriately authorized affiliate of the Counterparty without the prior consent of STERIS, but Counterparty must give prior written notice to STERIS.

17.	This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

STERIS plc

By:		By:
	Name: Title:		Name: Title:

Schedule of STERIS’s Approved Counterparties

STERIS may only enter into share repurchase contracts and conduct repurchases with the following counterparties (or their subsidiaries or affiliates from time to time) as approved by its shareholders at the 2016 Annual General Meeting of Shareholders:

Citigroup Global Markets Inc.	HSBC Securities (USA) Inc.	J.P. Morgan Securities LLC

KeyBanc Capital Markets Inc.	SMBC Nikko Securities America, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated	Mitsubishi UFJ Securities (USA), Inc.

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APPENDIX E

STERIS plc Rule 10b5-1 Repurchase Plan

Repurchase Plan, dated                 , 2016 (the “Repurchase Plan”), between STERIS plc (the “Corporation”) and                      (the “Counterparty”). Capitalized terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in Exhibit A hereto, which is incorporated herein and made part of this Repurchase Plan.

WHEREAS, the Corporation desires to establish this Repurchase Plan to purchase its Ordinary Shares, nominal value £0.1 per share (the “Ordinary Shares”); and

WHEREAS, the Corporation desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan;

NOW, THEREFORE, the Corporation and the Counterparty hereby agree as follows:

1. Prior to the commencement of transactions contemplated by this Repurchase Plan the parties shall agree in writing in a form substantially as set forth on Exhibit A hereto certain terms in respect of the proposed repurchase.

2. During the Trading Period, the Counterparty shall purchase as principal Ordinary Shares having a maximum aggregate value of no more than the Total Repurchase Amount. On each day (each, a “Trading Day”) during the Trading Period on which the New York Stock Exchange (the “Exchange”) is open for trading the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to [***], using its reasonable efforts to purchase such Ordinary Shares at a price equal to the volume weighted average price for such day’s trading session. The minimum purchase price (excluding expenses) which may be paid for each Ordinary Share is [50] per cent of the closing price of the Ordinary Shares as reported on the New York Stock Exchange Composite Tape for the business day prior to the day the purchase is made. The maximum purchase price (excluding expenses) which may be paid for each Ordinary Share is [120] per cent of the closing price of the Ordinary Shares as reported on the New York Stock Exchange Composite Tape for the business day prior to the day the purchase is made.

3. The Counterparty shall sell, and the Corporation shall purchase, all such Ordinary Shares purchased by the Counterparty pursuant to Paragraph 2, and following such purchase and delivery, the Corporation or its nominee shall be registered as the record holder of such Ordinary Shares or such Ordinary Shares shall otherwise be cancelled. The Corporation shall be responsible for any stamp duty or any other applicable duties or taxes that are due in respect of the purchase of Ordinary Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Ordinary Shares to the Corporation in accordance with the terms of this letter.

4. The Corporation will pay for any Ordinary Shares purchased by it in accordance with Paragraph 3 above by wiring funds to the bank account of the Counterparty or other designee by no later than such date as may be agreed or required by law. Any commission payable by the Corporation in respect of the delivery of Ordinary Shares shall be set forth on Exhibit A, and shall be paid to the Counterparty by the Corporation on delivery of the purchased Ordinary Shares. The relevant bank account details of the Counterparty or its designee shall be notified to the Corporation by the Counterparty in writing from time to time.

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Appendix E

5. The Repurchase Plan shall terminate upon the earliest of:

a. the repurchase of the Total Repurchase Amount contemplated by the Repurchase Plan, as set forth in Paragraph 2;

b. the close of business on the last day of the Trading Period;

c. the close of business on the second business day following the date of receipt by the Counterparty of notice of early termination, delivered by the Corporation by facsimile to attention:             or by e-mail to:             ;

d. the commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, or the taking of any corporate action by the Corporation to authorize or commence any of the foregoing; and

e. the public announcement of a tender or exchange offer for the Ordinary Shares or of a merger, acquisition, recapitalization or other similar business combination or transaction as a result of which the Ordinary Shares would be exchanged for or converted into cash, securities or other property.

6. The Counterparty shall, to the extent within its control, comply with the requirements of paragraphs (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Exchange Act, in connection with purchases of the Ordinary Shares in the open market pursuant to this Repurchase Plan. The Corporation agrees not to take any action that would cause Purchases not to comply with Rule 10b-18, Rule 10b5-1 or Regulation M.

7. The Corporation confirms that, on the date hereof that (a) it is not aware of material, non-public information with respect to the Corporation or the Ordinary Shares, (b) it is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act or other applicable securities laws, (c) it understands the proscriptions of Rule 10b5-1 in respect of offsetting and hedging transactions, (d) it will not disclose to any persons at the Counterparty effecting purchases under the Repurchase Plan any information regarding the Corporation that might influence the execution of the Repurchase Plan and (e) it will inform the Counterparty as soon as possible of any subsequent legal or contractual restrictions affecting the execution of the Repurchase Plan by the Counterparty or by the Corporation and of the occurrence of any event that would cause the Repurchase Plan to end or be suspended as contemplated in Paragraph 5.

8. If the Counterparty must suspend purchases of Ordinary Shares under this Repurchase Plan on a particular day for any of the following reasons:

a. a day specified by the Repurchase Plan is not a day on which the Ordinary Shares trade regular way on the Exchange;

b. trading of the Ordinary Shares on the Exchange is suspended for any reason; or

c. the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it or to the Corporation (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18);

E-2    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Appendix E

d. in the reasonable opinion of the Counterparty, any exceptional and/or unforeseen facts or circumstances arise which may increase reputational, regulatory or business risk to the Counterparty, its clients and/or any relevant market.

If purchases have been so suspended, the Counterparty will resume purchases in accordance with this Agreement on the next day specified in the Repurchase Plan after the condition causing the suspension of purchases has been resolved.

9. It is the intent of the Corporation and the Counterparty that this Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and, to the extent within each of their control, Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

10.	The Repurchase Plan may be signed in counterparts, each of which will be an original.

11. The Repurchase Plan and any attachment together constitute the entire agreement between the Corporation and the Counterparty and supersede any prior agreements or understandings regarding the Repurchase Plan.

12. All notices given by the parties under this Repurchase Plan will be as follows:

a. If to the Counterparty:

Address:

Attention:                                         Fax no:

b. If to the Corporation: STERIS plc:

Attention:

Fax no:

With a copy, which shall not constitute notice, to:

Attention:

Fax no:

13. This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York.

14. The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Paragraph 2 shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalization with respect to the Corporation that occurs during the term of this Repurchase Plan.

15. Except as otherwise set forth in this Repurchase Plan, the Corporation acknowledges and agrees that it does not have authority, influence or control over any Purchase executed by the Counterparty pursuant to this Repurchase Plan, and the Corporation will not attempt to exercise any authority, influence or control over purchases. The Counterparty agrees not to seek advice from the Corporation with respect to the manner in which it executes purchases under this Repurchase Plan.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement    E-3

Appendix E

16.	The Counterparty and the Corporation each acknowledges and agrees that:

a. Prior to an acquisition by the Corporation pursuant to Paragraph 3, the Corporation shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by the Counterparty pursuant to this Repurchase Plan;

b. Nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

c. The Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act.

d. The Counterparty shall have the right to assign all its rights and obligations under this Agreement to any appropriately authorized affiliate of the Counterparty without the prior consent of STERIS, but Counterparty must give prior written notice to STERIS.

IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.

STERIS plc

By
Name:
Title:

Acknowledged and Agreed:

By
Name:
Title:

E-4    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

Appendix E

Exhibit A

The Counterparty and Corporation shall hereby agree that the following terms shall have the following meanings:

“Limit Price” shall mean a per share price of US$            .

“Maximum Amount” is the maximum purchase amount in a single trading day and shall mean US$            .

“Trading Period” shall mean the period commencing on and terminating at close of business on                     .

“Total Repurchase Amount” is the maximum aggregate purchase amount in the Trading Period and shall mean US$            .

Commission paid under this Repurchase Plan shall equal $         per Record Share sold to the Corporation.

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement    E-5

Appendix E

Schedule of STERIS’s Approved Counterparties

STERIS may only enter into share repurchase contracts and conduct repurchases with the following counterparties (or their subsidiaries or affiliates from time to time) as approved by its shareholders at the 2016 Annual General Meeting of Shareholders:

Citigroup Global Markets Inc.	HSBC Securities (USA) Inc.	J.P. Morgan Securities LLC

KeyBanc Capital Markets Inc.	SMBC Nikko Securities America, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated	Mitsubishi UFJ Securities (USA), Inc.

E-6    Notice of Annual Meeting of Shareholders and 2016 Proxy Statement

APPENDIX F

Share Repurchase Contract

This Agreement is made on                         , 2016

Between
STERIS plc		(“STERIS”)
Chancery House
190 Waterside Road Hamilton Industrial Park Leicester LE5 1QZ
And

STERIS Corporation		(the “Counterparty”)
5960 Heisley Road Mentor, OH 44060

It is agreed that the Counterparty will sell and deliver one Ordinary Share of STERIS, nominal (i.e., par) value £0.1 per share (the “Ordinary Share”) to STERIS on or about the date hereof under the terms of this agreement as follows:

1.	The Ordinary Share will be purchased for $69.86 (the “Purchase Price”)

2.	The Ordinary Share will be purchased in accordance with all applicable laws and regulations.

3.	STERIS’ U.S. tax identification number is 98-1203539.

4.	Following the sale, STERIS shall be registered as the record holder of the Ordinary Share, or the Ordinary Share shall otherwise be cancelled. STERIS shall be responsible for any stamp duty that is due in respect of the purchase of the Ordinary Share from Counterparty.

5.	Counterparty shall deliver any documents as may be necessary to give effect to the purchase, delivery, registration or cancellation of the Ordinary Share to STERIS in accordance with the terms of this letter.

6.	STERIS will pay for the Ordinary Share in cash no later than the date of delivery of the Ordinary Share.

7.	This Agreement will be governed by and construed in accordance with the internal laws of the State of Ohio.

STERIS plc	STERIS Corporation

By:	By:

Name:	Name:

Title:	Title:

Notice of Annual Meeting of Shareholders and 2016 Proxy Statement    F-1

STERIS plc CHANCERY HOUSE, 190 WATERSIDE ROAD HAMILTON INDUSTRIAL PARK, LEICESTER LE5 1Q2, ENGLAND, UNITED KINGDOM (COMPANY NUMBER 09257343)

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Please Note: The cut off for voting by proxy may not be any later than 9:00 A.M. British Summer Time (4:00 A.M. Eastern Daylight Savings Time) on July 29, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Please Note: The cut off for voting by proxy may not be any later than 9:00 A.M. British Summer Time (4:00 A.M. Eastern Daylight Savings Time) on July 29, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to arrive by 9:00 A.M. British Summer Time (4:00 A.M. Eastern Daylight Savings Time) on July 29, 2016, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLACK INK AS FOLLOWS:	E11660-P80908

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STERIS plc

The Board of Directors recommends you vote FOR the following proposals (all proposals are ordinary resolutions except proposals 12 and 13, which are special resolutions):
1.	Re-election of Directors
	Nominees:		For	Against	Abstain

	1a.	Richard C. Breeden	☐	☐	☐
	1b.	Cynthia L. Feldmann	☐	☐	☐
	1c.	Jacqueline B. Kosecoff	☐	☐	☐
	1d.	David B. Lewis	☐	☐	☐
	1e.	Sir Duncan K. Nichol	☐	☐	☐
	1f.	Walter M Rosebrough, Jr.	☐	☐	☐
	1g.	Mohsen M. Sohi	☐	☐	☐
	1h.	Richard M. Steeves	☐	☐	☐
	1i.	John P. Wareham	☐	☐	☐
	1j.	Loyal W. Wilson	☐	☐	☐
	1k.	Michael B. Wood	☐	☐	☐
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2017.		☐	☐	☐
3.	To appoint Ernst & Young LLP as the Company’s U.K. statutory auditor under the Act to hold office until the conclusion of the Company’s next Annual General Meeting.		☐	☐	☐
4.	To authorize the Directors of the Company or the Audit Committee to determine the remuneration of Ernst & Young LLP as the Company’s U.K. statutory auditor.		☐	☐	☐
5.

To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Company’s proxy statement dated June 13, 2016.

			☐	☐	☐
6.

To approve, on a non-binding advisory basis, the Directors’ Remuneration Report (other than the part containing the directors’ remuneration policy) for the period ended March 31, 2016 contained within the Company’s annual report and accounts for the year ended March 31, 2016.

			☐	☐	☐
7.	To approve the Directors’ Remuneration Policy.		☐	☐	☐

		For	Against	Abstain

8.	To approve the STERIS plc Senior Executive Management Incentive Compensation Plan, Effective April 1, 2016.	☐	☐	☐
9.	To approve the STERIS plc 2006 Long-Term Equity Incentive Plan, as Amended and Restated Effective August 2, 2016.	☐	☐	☐
10.

To (a) authorize the Company to make off-market purchases (within the meaning of section 694 of the Companies Act 2006); (b) approve the share repurchase contracts in the forms produced to the Meeting and initialed by the Chairman for the purposes of identification to be used by the Company to repurchase its ordinary shares of £0.10 per share (the “Ordinary Shares”) pursuant to and in accordance with the terms set out therein; and (c) approve the list of counterparties with whom the Company may conduct such repurchase transactions. The authority conferred by this resolution shall expire on the fifth anniversary of the date of the 2016 Annual General Meeting of Shareholders, except that the Company may, before the expiration of the authority granted by this resolution, enter into a contract to purchase Ordinary Shares which will or may be executed wholly or partly after the expiration of such authority.

		☐	☐	☐
11.

To authorize the Company to make an off-market purchase (within the meaning of section 694 of the Companies Act 2006) of the one Ordinary Share of the Company held by STERIS Corporation, and approve a share repurchase contract in the form produced to the Meeting and initialed by the Chairman for the purposes of identification to be used to effect such repurchase.

		☐	☐	☐
12.	To approve the deletion of Article 154(1) of the Company’s Articles of Association relating to business combinations and its replacement with the following:	☐	☐	☐

“The adoption or authorisation of any Business Combination must be pre-approved with the sanction of an ordinary resolution of the Company. The foregoing vote shall be in addition to any class vote or other vote otherwise required by law, these Articles, or any agreement to which the Company is a party.”

13.	To ratify and confirm:	☐	☐	☐
(a)

the payment of $0.25 per Ordinary Share interim dividend made by the Company on March 29, 2016 (the “Interim Dividend”) and the entry in the audited accounts of the Company for the fiscal year ended March 31, 2016, whereby distributable profits of the Company were appropriated to the payment of the Interim Dividend;

(b)

that any and all claims which the Company may have in respect of the payment of the Interim Dividend against its shareholders who appeared on the register of shareholders and/or against holders of depositary interests in respect of Ordinary Shares on the record date for the Interim Dividend be released effective as of March 29, 2016, and that a deed of release in favor of such persons be entered into by the Company in the form of the deed produced to the Meeting and initialed by the Chairman for the purposes of identification; and

(c)

that any and all claims which the Company has or may have against its directors (whether past, present or future) arising in connection with the payment of the Interim Dividend be released and that a deed of release in favor of such persons be entered into by the Company in the form of the deed produced to the Meeting and initialed by the Chairman for the purposes of identification.

14.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

NOTE: A corporation may execute a form of proxy under the hand of a duly authorized officer, director, attorney or other person. Any power of attorney or any other authority under which this proxy form is signed (or a duly certified copy of such power or authority) must be included with the proxy form. A shareholder may appoint more than one proxy to attend on the same occasion, but only one proxy may be appointed in respect of any one share. The appointment of a proxy shall not preclude a member from attending and voting at the meeting or at any adjournment of it. A form of proxy shall be valid for any adjournment of the meeting. Please sign exactly as name above, joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual General Meeting of Shareholders, you can be sure the shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held on August 2, 2016:

The Notice and Proxy Statement and Fiscal 2016 Annual Report and Annual Report and Accounts for the Year Ending March 31, 2016 are available at www.proxyvote.com.

Sign and date proxy card on the reverse side.

     Please fold and detach proxy card at perforation before mailing.

E11661-P80908

PROXY	STERIS plc	PROXY

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 2, 2016

This Proxy is solicited by the Board of Directors

At the Annual General Meeting of Shareholders of the Company to be held on August 2, 2016, and at any adjournment thereof, Walter M Rosebrough, Jr., John P. Wareham, Michael J. Tokich, J. Adam Zangerle and Ronald E. Snyder, and each of them, with full power of substitution in each (the “Proxies”), are hereby authorized to represent me and to vote the shares on proposals 1 through 13.

Proposals 3, 4, 6, 7, 10, 11, and 13 are items required to be approved by shareholders under English law applicable to the Company and generally do not have an analogous requirement under United States law.

OUR BOARD OF DIRECTORS CONSIDERS THAT ALL THE RESOLUTIONS TO BE PUT TO THE MEETING ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AS A WHOLE. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH RESOLUTION.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS RECOMMENDED BY THE BOARD OF DIRECTORS, EACH TO BE ELECTED BY SEPARATE RESOLUTIONS AND “FOR” THE RESOLUTIONS IN PROPOSALS 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 AND 13 AS INDICATED ON THE REVERSE SIDE HEREOF.

SEE REVERSE SIDE.

STERIS plc CHANCERY HOUSE, 190 WATERSIDE ROAD HAMILTON INDUSTRIAL PARK, LEICESTER LE5 1Q2, ENGLAND, UNITED KINGDOM (COMPANY NUMBER 09257343)

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, direction forms and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Please Note: The cut off for voting by proxy may not be any later than 9:00 A.M. British Summer Time (4:00 A.M. Eastern Daylight Savings Time) on July 25, 2016, for tabulation. Have your direction form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Please Note: The cut off for voting by proxy may not be any later than 9:00 A.M. British Summer Time (4:00 A.M. Eastern Daylight Savings Time) on July 25, 2016, for tabulation. Have your direction form in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your direction form and return it in the postage-paid envelope we have provided or return it to arrive by 9:00 A.M. British Summer Time (4:00 A.M. Eastern Daylight Savings Time) on July 25, 2016, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLACK INK AS FOLLOWS:	E11662-P80908

THIS DIRECTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

STERIS plc

The Board of Directors recommends you vote FOR the following proposals (all proposals are ordinary resolutions except proposals 12 and 13, which are special resolutions):
1.	Re-election of Directors
	Nominees:		For	Against	Abstain

	1a.	Richard C. Breeden	☐	☐	☐
	1b.	Cynthia L. Feldmann	☐	☐	☐
	1c.	Jacqueline B. Kosecoff	☐	☐	☐
	1d.	David B. Lewis	☐	☐	☐
	1e.	Sir Duncan K. Nichol	☐	☐	☐
	1f.	Walter M Rosebrough, Jr.	☐	☐	☐
	1g.	Mohsen M. Sohi	☐	☐	☐
	1h.	Richard M. Steeves	☐	☐	☐
	1i.	John P. Wareham	☐	☐	☐
	1j.	Loyal W. Wilson	☐	☐	☐
	1k.	Michael B. Wood	☐	☐	☐
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2017.		☐	☐	☐
3.	To appoint Ernst & Young LLP as the Company’s U.K. statutory auditor under the Act to hold office until the conclusion of the Company’s next Annual General Meeting.		☐	☐	☐
4.	To authorize the Directors of the Company or the Audit Committee to determine the remuneration of Ernst & Young LLP as the Company’s U.K. statutory auditor.		☐	☐	☐
5.

To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Company’s proxy statement dated June 13, 2016.

			☐	☐	☐
6.

To approve, on a non-binding advisory basis, the Directors’ Remuneration Report (other than the part containing the directors’ remuneration policy) for the period ended March 31, 2016 contained within the Company’s annual report and accounts for the year ended March 31, 2016.

			☐	☐	☐
7.	To approve the Directors’ Remuneration Policy.		☐	☐	☐
NOTE: Please sign exactly as name above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date

		For	Against	Abstain

8.	To approve the STERIS plc Senior Executive Management Incentive Compensation Plan, Effective April 1, 2016.	☐	☐	☐
9.	To approve the STERIS plc 2006 Long-Term Equity Incentive Plan, as Amended and Restated Effective August 2, 2016.	☐	☐	☐
10.

To (a) authorize the Company to make off-market purchases (within the meaning of section 694 of the Companies Act 2006); (b) approve the share repurchase contracts in the forms produced to the Meeting and initialed by the Chairman for the purposes of identification to be used by the Company to repurchase its ordinary shares of £0.10 per share (the “Ordinary Shares”) pursuant to and in accordance with the terms set out therein; and (c) approve the list of counterparties with whom the Company may conduct such repurchase transactions. The authority conferred by this resolution shall expire on the fifth anniversary of the date of the 2016 Annual General Meeting of Shareholders, except that the Company may, before the expiration of the authority granted by this resolution, enter into a contract to purchase Ordinary Shares which will or may be executed wholly or partly after the expiration of such authority.

		☐	☐	☐
11.

To authorize the Company to make an off-market purchase (within the meaning of section 694 of the Companies Act 2006) of the one Ordinary Share of the Company held by STERIS Corporation, and approve a share repurchase contract in the form produced to the Meeting and initialed by the Chairman for the purposes of identification to be used to effect such repurchase.

		☐	☐	☐
12.	To approve the deletion of Article 154(1) of the Company’s Articles of Association relating to business combinations and its replacement with the following:	☐	☐	☐

“The adoption or authorisation of any Business Combination must be pre-approved with the sanction of an ordinary resolution of the Company. The foregoing vote shall be in addition to any class vote or other vote otherwise required by law, these Articles, or any agreement to which the Company is a party.”

13.	To ratify and confirm:	☐	☐	☐
(a)

the payment of $0.25 per Ordinary Share interim dividend made by the Company on March 29, 2016 (the “Interim Dividend”) and the entry in the audited accounts of the Company for the fiscal year ended March 31, 2016, whereby distributable profits of the Company were appropriated to the payment of the Interim Dividend;

(b)

that any and all claims which the Company may have in respect of the payment of the Interim Dividend against its shareholders who appeared on the register of shareholders and/or against holders of depositary interests in respect of Ordinary Shares on the record date for the Interim Dividend be released effective as of March 29, 2016, and that a deed of release in favor of such persons be entered into by the Company in the form of the deed produced to the Meeting and initialed by the Chairman for the purposes of identification; and

(c)

that any and all claims which the Company has or may have against its directors (whether past, present or future) arising in connection with the payment of the Interim Dividend be released and that a deed of release in favor of such persons be entered into by the Company in the form of the deed produced to the Meeting and initialed by the Chairman for the purposes of identification.

14.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual General Meeting of Shareholders, you can be sure the shares are represented at the meeting by promptly returning your direction form in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held on August 2, 2016:

The Notice and Proxy Statement and Fiscal 2016 Annual Report and Annual Report and Accounts for the Year Ending March 31, 2016 are available at www.proxyvote.com.

Sign and date direction form on the reverse side.

    Please fold and detach direction form at perforation before mailing.

E11663-P80908

DIRECTION FORM	STERIS plc	DIRECTION FORM

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 2, 2016

Instructions for Voting Shares Held by Vanguard Fiduciary Trust Company, Trustee under the

STERIS plc 401(k) Plan and Trust (the “Plan”)

Pursuant to the Plan, and in my capacity as a Named Fiduciary for this purpose, I hereby direct Vanguard Fiduciary Trust Company, as Trustee, to vote in person or by proxy (i) all Ordinary Shares of the Company credited to the employer stock fund account under the Plan and (ii) all Ordinary Shares of the Company credited to accounts under the Plan for which the Trustee does not receive direction, at the Annual General Meeting of Shareholders of the Company to be held on August 2, 2016, and at any adjournment thereof, as specified on the reverse side of this direction form on all matters properly coming before said meeting.

Proposals 3, 4, 6, 7, 10, 11, and 13 are items required to be approved by shareholders under English law applicable to the Company and generally do not have an analogous requirement under United States law.

OUR BOARD OF DIRECTORS CONSIDERS THAT ALL THE RESOLUTIONS TO BE PUT TO THE MEETING ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AS A WHOLE. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH RESOLUTION.

ALL ORDINARY SHARES OF THE COMPANY HELD UNDER THE PLAN FOR WHICH THE TRUSTEE DOES NOT RECEIVE A DIRECTION (INCLUDING THOSE CREDITED TO YOUR EMPLOYER STOCK FUND ACCOUNT IF YOU DO NOT TIMELY PROVIDE THE TRUSTEE WITH A DIRECTION) WILL BE VOTED BY THE TRUSTEE IN THE SAME PROPORTION AS IT VOTES THOSE SHARES WITH RESPECT TO WHICH IT DOES RECEIVE VOTING INSTRUCTIONS FOR PROPOSALS 1 THROUGH 13. SEE REVERSE SIDE.

DIRECTION FORMS MUST ARRIVE AT THE OFFICES OF BROADRIDGE FINANCIAL SOLUTIONS, THE TABULATING AGENT, NO LATER THAN 9:00 A.M. BRITISH SUMMER TIME (4:00 A.M. EASTERN DAYLIGHT SAVINGS TIME) ON JULY 25, 2016, FOR TABULATION.

SEE REVERSE SIDE.